Registration filing date:
Registration No. 333-232790
April 14, 2025
811-07697

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

Form N-6
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 12	☒
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 87	☒

CORPORATE SPONSORED VUL SEPARATE ACCOUNT I
(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
(Name of Depositor)
51 Madison Avenue
New York, New York 10010
(Address of Depositor’s Principal Executive Office)
Depositor’s Telephone Number: (212) 576-7000
Alyssa Rodriguez, Esq.
New York Life Insurance and Annuity Corporation
51 Madison Avenue
New York, NY 10010
(Name and Address of Agent for Service)

Copy to: Charles A. Whites, Jr., Esq.
Vice President and Associate General Counsel
New York Life Insurance Company
51 Madison Avenue
New York, NY 10010

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2025 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation
CorpExec VUL Plus
Corporate Executive Series Variable Universal Life
Prospectus—May 1, 2025
A flexible premium VUL insurance policy offered to corporations and individuals under New York Life Insurance and Annuity Corporation (“NYLIAC”)
Corporate Sponsored Variable Universal Life Separate Account-I
Please use the following address to send policy premium payments and service Requests to us:
Service Office:
New York Life Insurance and Annuity Corporation
NYLIFE Distributors, LLC
Attention: New York Life Institutional Life
6130 Sprint Parkway, Suite 400
Overland Park, KS 66211
Telephone: (888) 695-4748
Fax: (913) 906-4129
E-mail: NYLAMN_Service@newyorklife.com
This Prospectus describes CorpExec VUL Plus (the “Policy”). The Policy is offered to corporate and individual policyowners. Unless otherwise indicated, all information in this Prospectus pertains to both types of policyowners. In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. If you already own a life insurance policy, it may not be to your advantage to replace your policy with CorpExec VUL Plus. Therefore, you should carefully consider the benefits, features, and costs of the Policy versus those of the policy (or policies) being replaced. In addition, it may not be to your advantage to borrow money to purchase the Policy or to take partial surrenders from another policy you own to make Premium payments under the Policy. The prospectus contains all material variations to the statements about the Policy, including all material state variations to the Policy.
If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application (less Policy Debt) or your total Cash Value (less Policy Debt). You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.
The Policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this Prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize. Please ask your registered representative for more information as to whether the Policy is available in your jurisdiction.
The Policy is a very complex investment and life insurance product. This Prospectus is designed to provide prospective policyowners with information about the Policy that will assist them when making a decision whether or not to purchase the Policy (and how to use the Policy, including selection of a Policy Charge Option). NYLIAC encourages prospective policyowners to carefully evaluate and understand the Policy and its potential benefits and risks. Prospective policyowners should consult with a trusted and competent financial advisor, and use this Prospectus, the Policy itself, and policy illustrations to compare the benefits and risks of this Policy against those of other life insurance policies and other alternatives. Additional information about certain investment products, including variable life insurance, has been prepared by the SEC and is available at www.investor.gov.
The purpose of the Policy is to provide a Life Insurance Benefit to the beneficiary named by the policyowner.
The Policy may decrease in value, even to the point of having no value, because of both the charges imposed and poor investment performance. The entire amount invested in the Policy could be lost.

i

ii

Definitions

1933 Act: The Securities Act of 1933, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
AAR: Automatic Asset Reallocation.
Accumulation Unit: An accounting unit we use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.
Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.
Adjusted Cumulative Premiums: The Cumulative Premiums, minus the total partial surrenders taken and any associated processing fees and Policy Debt. Any reductions in the Cumulative Premiums due to partial surrenders, changes to the Life Insurance Benefit Option, and/or Policy Debt will never cause the amount of Adjusted Cumulative Premiums to be less than zero. The contribution of the Adjusted Cumulative Premiums toward the calculation of the Life Insurance Benefit under Option 3(a) will be subject to limitations described in the Policy. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Alternative Cash Surrender Value (“ACSV”): The Cash Surrender Value of the Policy plus the Cash Value Enhancement.
Attained Age: The Insured's Issue Age, plus the number of Policy Years completed since the Policy Date.
Business Day: Any day on which the NYSE is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier. (Each Business Day is Valuation Day.)
Cash Surrender Value: The Cash Value less Policy Debt.
Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.
Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Cash Value Enhancement (“CVE”): The Cumulative Premium Expense Charge, multiplied by the applicable Cash Value Enhancement percentage shown on the Policy Data Pages and in “Description of the Policy—The Policy—Cash Value Enhancement” in the Prospectus.
Cumulative Premiums: An amount representing the sum of the total Planned and Unplanned Premium payments made under the Policy.
Cumulative Premium Expense Charge: The sum of all Premium Expense Charges assessed against the Policy for all Planned and Unplanned Premiums paid. This charge will affect the dollar amount of the Cash Value Enhancement—which is a component of the Alternative Cash Surrender Value—and will vary based on your selection of a PCO.
Effective Annual Loan Interest Rate: The rate that is payable in arrears on the Policy Anniversary, as stated on the Policy Data Pages, for any loans taken under the Policy.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions. See “Appendix—Eligible Portfolios Available Under the Policy” for a listing and information about the Eligible Portfolios.
Face Amount: The dollar amount of life insurance under the Policy as selected by the policyowner. It may be changed by the policyowner. It equals the initial Face Amount shown on the Policy Data Pages, plus or minus any changes made to the initial Face Amount. See “Policy Payment Information—Changing the Face Amount of Your Policy” for more information about the Face Amount.
FDIC: Federal Deposit Insurance Corporation.
FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Investment Allocation Option that accrues interest at fixed rates on a daily basis, which is credited on each Monthly Deduction Day. This rate can change, subject to the Guaranteed Minimum Interest Rate. Assets in the Fixed Account are part of NYLIAC’s General Account. See “Management and Organization—The Fixed Account” and “—Interest Crediting,” and “Description of the Policy—Investment Divisions and the Fixed Account—Amount in the Fixed Account” for more information about the Fixed Account.
Fund: An open-end management investment company that is registered with the SEC under the 1940 Act.
General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. We allocate to this account any Net Premium payments you make during the free look period.
Good Order: A Notice, Request, or Policy Transaction is in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. We may delay our response to a Notice, Request, or Policy Transaction if it is not in Good Order. Good Order generally means our actual receipt of instructions relating to the Notice, Request, or Policy Transaction at our Service Office (or, if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com), along with all forms and other information or documentation necessary to complete the Policy Transaction. We may determine whether any particular Notice, Request, or Policy Transaction is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a Notice, Request, or Policy Transaction.
Guaranteed Minimum Interest Rate (“GMIR”): The guaranteed minimum interest crediting rate for the Fixed Account, as shown on the Policy Data Pages.
Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Insured: The person whose life the Policy covers, as named in the application and stated on the Policy Data Pages.
Investment Allocation Options: The Investment Divisions of the Separate Account and the Fixed Account.
Investment Division: A subaccount of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
IRC: Internal Revenue Code of 1986, as amended.
IRS: The Internal Revenue Service.
Issue Age: Unless otherwise stated, the Insured’s age on the birthday nearest the Policy Date, as shown in the Policy Information section of the Policy Data Pages.
Issue Date: The date we issue the Policy, as specified on the Policy Data Pages.
Late Period: A period of 62 days after the Monthly Deduction Day when the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month.
Life Insurance Benefit: The benefit under the Life Insurance Benefit Option you have chosen.
Life Insurance Proceeds: The amount we will pay to the beneficiary when we receive due proof in Good Order that the Insured died while the Policy is in effect. The Life Insurance Proceeds are equal to (1 + 2) – (3 + 4) where: (1) is the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; (2) is any additional death benefits available under any available riders, if elected; (3) is any Policy Debt; and (4) is any unpaid Monthly Deduction Charges.
Loan Account: The account that holds a portion of Cash Value for the purpose of securing any Policy Debt. It is part of NYLIAC’s General Account.
Loan Value: The amount of Cash Value available to borrow using your Policy as sole security. Unless otherwise provided in your Policy, the loan value on any given date may equal up to 90% of the Cash Value.

MEC: A modified endowment contract, which is a type of life insurance contract defined in Section 7702A of the Internal Revenue Code. For a description of MECs and the tax consequences of MEC status, please see “Federal Income Tax Considerations—Modified Endowment Contract Status” below.
Minimum Redemption: The minimum amount that you can redeem from an Investment Division, as stated on the Policy Data Pages.
Minimum Transfer: The amount a transfer from one Investment Division to another Investment Division offered under the Policy must equal or exceed. The Minimum Transfer to or from an Investment Division is $500.
Monthly Additional Flat Extras: An additional, temporary charge that may be assessed and added to the Monthly Cost of Insurance Charge to cover an additional risk on the Insured, based on our assumption of mortality risk attributable to hazards or hazardous activities whose risks are assessed to be largely independent of age. If applicable, the amount and duration of any Monthly Additional Flat Extra will be displayed on the Policy Data Pages.
Monthly Contract Charge: A monthly charge that is deducted from your Policy’s Cash Value on the Monthly Deduction Day for the costs of providing certain administrative services, including Premium collection, record-keeping, processing claims, and communicating with policyowners, as specified on the Policy Data Pages.
Monthly Cost of Insurance Charge: A monthly charge that is deducted from your Policy’s Cash Value on the Monthly Deduction Day for the costs of providing a Life Insurance Benefit.
Monthly Deduction Charges: The charges deducted from your Policy’s Cash Value as of each Monthly Deduction Day, consisting of the Monthly Cost of Insurance Charge, Monthly Additional Flat Extras, Monthly M&E Charge, Monthly Contract Charge, Monthly Per Thousand Face Amount Charge, and any applicable monthly rider charges.
Monthly Deduction Day: The date of each month, specified on the Policy Data Pages, as of which we deduct the Monthly Deduction Charges from the Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment
Monthly Mortality and Expense (“M&E”) Charge: A monthly charge that is assessed to cover the risk that the group of lives we have insured under our policies will, on average, not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk). This charge will vary based on your selection of a PCO.
Monthly Per Thousand Face Amount Charge: A monthly charge that is based on the Insured’s Issue Age, gender, and class of risk at the time of issue. The Monthly Per Thousand Face Amount Charge for each Face Amount increase is based on the Insured’s Issue Age, gender, and class of risk at the time that increase took effect.
Net Amount at Risk: The Net Amount of Risk is equal to the Life Insurance Benefit divided by 1.000830 minus the Policy’s ACSV, plus any Policy Debt as of the Monthly Deduction Day before the Monthly Cost of Insurance is deducted but only after the other Monthly Deduction Charges are deducted. See “Policy Payment Information—Life Insurance Benefit Options” for more information.
Net Premium: Premium you pay less the Premium Expense Charge.
Non-Qualified Policy: A VUL insurance policy that is not owned by a Qualified Plan.
Notice: A signed written notice in Good Order received at our Service Office which gives us the facts that we need. When you write to us, please include the Policy number, the Insured’s full name, and your current address.
NYLIAC: New York Life Insurance and Annuity Corporation.
NYLIC: New York Life Insurance Company.
NYLIFE Distributors: NYLIFE Distributors, LLC.
NYLIFE Securities: NYLIFE Securities, LLC.
NYSE: The New York Stock Exchange.

Planned Premium: The initial premium and the subsequent premium amounts in the amount and frequency you selected in the Policy application.
Policy or CorpExec VUL Plus: Your CorpExec VUL Plus variable universal life policy.
Policy Anniversary: The anniversary of the Policy Date specified on the Policy Data Pages. A Policy Anniversary starts a new Policy Year.
Policy Charge Option (“PCO”): The Policy Charge Option that you may select at Policy issue. Each PCO determines the amount, timing, and relative allocation between and among the Premium Expense Charges and Monthly Mortality and Expense Charges to your Policy and the current interest rate that will be credited to the Fixed Account. For corporate-owned policies, there are five PCOs that may be selected—PCOs A - E. For individually-owned policies, only one PCO is available—PCO F. Once a PCO is selected, it may not be changed. For more information, see “Charges Associated with the Policy—Policy Charge Options (“PCOs”).”
Policy Data Pages: The Policy pages that provide information regarding your Policy, such as Policy Face Amount, Premium payments, and Policy charges.
Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you Request otherwise. Generally, you may not choose a Policy Date that is more than six months before your Policy’s Issue Date. You can find your Policy Date on the Policy Data Pages.
Policy Debt: The amount of outstanding loan(s) under your Policy, plus accrued interest.
Policy Month: The monthly period beginning on each Monthly Deduction Day and extending to, but not including, the next Monthly Deduction Day.
Policy Transactions: These include making a payment into the Policy, making a transfer among the Investment Allocation Options, taking a partial or full surrender from the Policy, and/or taking a loan under the Policy.
Policy Year: The year from a Policy Anniversary to, but not including, the next Policy Anniversary. The first Policy Year begins on the Policy Date, and each twelve-month period thereafter.
Premium: A Planned Premium or an Unplanned Premium.
Premium Expense Charge: A charge deducted from each Planned and Unplanned Premium when that payment is received. This charge will vary based on your selection of a PCO. The Premium Expense Charge is used in the calculation of the Cumulative Premium Expense Charge.
Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.
Qualified Policy: A VUL insurance policy owned by a Qualified Plan.
Request: A signed written request in Good Order received at our Service Office which gives us the facts that we need. When you write to us, please include the Policy number, the Insured’s full name, and your current address.
Sales Standards: The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
SEC: The U.S. Securities and Exchange Commission.
Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Service Office: As shown on the front cover of this prospectus.
Target Premium: An amount used to determine the Premium Expense Charge. The Target Premium is based on factors that include, but are not limited to: Issue Age, risk class, and Face Amount. Any change to the Policy which results in a change to the Face Amount will change the Target Premium.
Unplanned Premium: Premium payments you make in addition to Planned Premium.

VUL: Variable Universal Life.

Important Information You Should Consider About the Policy

Fees and Expenses

Please refer to your Policy Data Pages for information about the specific fees you will pay each year based on the options you have selected.

Transaction Charges
We charge you a Premium Expense Charge on each Premium you pay up to
Attained Age 100, covering sales expense and federal and state premium tax expenses. The amount of the Premium Expense Charge varies depending on the
Policy Charge Option (“PCO”) that you select, the Policy Year in which the Premium is paid, and whether or not the amount exceeds the Target Premium for your Policy. See
“Charges Associated with the Policy—Deductions from Premium Payments” for more information. The PCO is selected at Policy issue and may not be changed once selected. Each PCO determines the amount, timing, and relative allocation between and among the Premium Expense Charges and Monthly Mortality and Expense
Charges to your Policy and the current interest rate that will be credited to the Fixed
Account. For corporate-owned policies, there are five PCOs that may be selected. For individually-owned policies, only one PCO is available. Please refer to your Policy
Data Pages for the specific Premium Expense Charges applicable to your Policy.
We also may charge you a Transfer Charge on transfers among the investment options under your Policy and a Partial Surrender Processing Fee on partial surrenders. Currently, we are not imposing these charges. See “Charges Associated with the Policy—Separate Account Charges—Fund Transfer Charge” and “ —Partial
Surrender Processing Fee.”
Finally, we reserve the right to charge a fee for returned payments, but we are not currently charging it.

Ongoing Fees and Expenses
In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses which we deduct monthly, including Cost of Insurance
Charges, a Flat Extras charge (added to the Cost of Insurance Charge to cover certain additional mortality risk), and a Monthly Per Thousand Face Amount
Charge. These charges may vary based on the characteristics of the Insured
(e.g.,Issue Age, gender, underwriting class, Policy Year, and the Face Amount of your
Policy). See “Charges Associated with the Policy—Deductions from Cash
Value—Monthly Cost of Insurance Charge” and “—Monthly Per Thousand Face
Amount Charge.”
We also charge a Monthly Mortality and Expense Charge (“Monthly M&E Charge”)
and a Monthly Contract Charge. See “Charges Associated with the
Policy—Deductions from Cash Value—Monthly Mortality and Expense Charge.”
We will charge you interest if you take a Policy Loan. See “Charges Associated with the Policy—Loan Charges.”
You will also bear expenses associated with the Eligible Portfolios available under your Policy, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from the assets of the Eligible Portfolios (before any fee waiver or expense reimbursement) during the year ended December 31,
2024. (See “Appendix—Eligible Portfolios Available Under the Policy” for our list of available Eligible Portfolios, the current expenses for these Portfolios, and the
Average Annual Total Returns).

	Annual Fee	Minimum	Maximum
	Investment Options (Eligible Portfolio fees and expenses)	0.03%	2.425%

Risks

Risk of Loss	You can lose money by investing in the Policy. See “Summary of Principal Risks of Investment in the Policy—Investment Risk.”
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed to provide a life insurance benefit and to help meet other long-term financial objectives. Substantial fees, expenses, and tax consequences make variable life insurance inappropriate as a short-term savings vehicle. Additionally, the Policy may limit your ability to withdraw a portion of the Cash
Value through partial surrenders. See “Summary of Principal Risks of Investment in the Policy—Not a Short-Term Investment,” “Loans,” and “Surrenders—Partial
Surrenders—Amount Available for a Partial Surrender.”

Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you select. Each
Investment Allocation Option (including the Fixed Account) will have its own unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others. Accordingly, you should review the Investment Allocation Options before making an investment decision. A discussion of the risks of allocating your Premiums or Cash Value to one or more Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/
cevulplus. See also “Management and Organization—Funds and Eligible Portfolios,”
“—The Fixed Account” and, “—Interest Crediting.”

Insurance Company Risks
An investment in the Policy is subject to the risks related to NYLIAC, including that any obligations (including the Fixed Account), guarantees, or benefits are subject to the claims-paying ability and financial strength of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. There are also risks relating to NYLIAC’s administration of the Policy, including cybersecurity and infectious disease outbreak risks. More information about NYLIAC, including its claims-paying and financial strength ratings, is available upon request by contacting our Service Office at (888) 906-4129, faxing us at (913) 906-4129, or emailing us at
NYLAMN_Service@newyorklife.com.

Contract Lapse
Your Policy can lapse even if you pay all of the Planned Premiums on time. When a
Policy lapses, it has no value, and no benefits are paid upon the death of the Insured.
You may also lose the principal invested. Your Policy will lapse if the Cash Surrender
Value is insufficient to cover the Monthly Deduction Charges and you do not pay enough Premium to cover the overdue charges by the end of the Late Period under your Policy. This can happen in a number of circumstances, including minimal funding, partial surrenders, excessive policy loans and interest, Policy charges
(including increases in those charges), market fluctuations, and poor investment return of the Eligible Portfolios you select. The larger a Policy loan becomes relative to the Policy’s Cash Value, the greater the risk that the Policy’s Cash Surrender Value will not be sufficient to support the Policy’s charges and expenses, including any loan interest payable, and the greater the risk of the Policy lapsing. A Policy lapse may have tax consequences. A Policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other deductions, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuations and other performance-related risks. To continue to keep your Policy in force, Premium payments significantly higher than the Planned Premiums may be required. In addition, by paying only the minimum Premium required to keep the
Policy in force, you may forego the opportunity to build up significant Cash Value in the Policy. If the Policy lapses, there are costs and premium requirements associated with reinstatement of the Policy. See “Summary of Principal Risks of Investment in
the Policy—Risk of Termination” and “Termination and Reinstatement—Late Period.”
In some states, the Policy’s Late Period and other lapse and reinstatement provisions may differ. For more information on state variations, ask your registered representative or see “State Variations.”

Restrictions

Investments
Generally, you may allocate your Net Premiums or Cash Value among 20 of the
Eligible Portfolios at any one time as well as to the Fixed Account. Certain Policies associated with a nonqualified deferred compensation plan may permit allocation among up to 35 Eligible Policies and the Fixed Account; please contact us for more information.
Unless we agree otherwise, the minimum amount that may be transferred among the
Investment Divisions or to or from the Fixed Account at one time is $500 (or, if less, the entire amount in that investment option). If, after a transfer, less than $500 would remain in the relevant Investment Division or the Fixed Account, we may include the remaining value in the transfer. See “Description of the Policy—Investment Divisions
and the Fixed Account—Transfers among Investment Divisions and the Fixed
Account.”
In addition, in order to prevent market timing, we may limit your ability to make transfers involving the Investment Divisions if a transfer may disadvantage or potentially hurt the rights of other policyowners. We also will reject or reverse a transfer Request if any of the relevant Eligible Portfolios for any reason does not accept the purchase of its shares. For more information about our rights to decline transfers, see “Description of the Policy—Limits on Transfers.” For more information about the Eligible Portfolios’ rights to refuse or restrict purchases and redemptions of their shares, see https://dfinview.com/NewYorkLife/TAHD/cevulplus.
NYLIAC reserves the right to remove or substitute Eligible Portfolios as investment options or close investment options to new investment. See “Management and
Organization—Our Rights” and “Appendix—Eligible Portfolios Available Under the
Policy” for a list of available Eligible Portfolios.
In addition, NYLIAC has the right to establish limits on your ability to allocate Net
Premiums, or to transfer all or part of the Cash Value from an Investment Division, to the Fixed Account. These limits may include allowing no Premium allocations, or transfers from the Investment Divisions, to the Fixed Account. See “Description of the
Policy—Investment Divisions and the Fixed Account—Amount in the Fixed Account”
and “—Transfers Among Investment Divisions and the Fixed Account.”

Optional Benefits
You are required to have a minimum Cash Value to elect, or retain access to, certain optional benefits.
We may modify or discontinue offering an optional benefit at any time.
Some optional benefits may not be used together.
We may change these restrictions in the future.
For more detailed information, see Description of the Policy—Additional Benefits
Through Options Available at No Additional Charge.

Taxes

Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. For example, special rules apply to employer-owned policies. The Policy may not be used with tax-qualified plans or individual retirement accounts. Full and partial surrenders (including loans)
may be subject to ordinary income tax and, subject to certain exceptions, a 10%
percent penalty tax. See “Federal Income Tax Considerations” for more information about the tax consequences of the Policy.

Conflicts of Interest

Investment Professional Compensation
Selling broker-dealers and, in turn, their registered representatives, receive compensation for selling the Policy. The compensation will consist of commissions, asset-based compensation, expense allowances and/or other compensation programs. NYLIAC also may enter into agreements with service entities, which may be affiliated with broker-dealers, under which NYLIAC pays service fees or additional compensation. See “Distribution and Compensation Arrangements.”
Your selection of a PCO will affect the level of compensation received by your selling broker-dealer or registered representative, with greater compensation being generated by PCOs with higher current Policy charges, and lower current Fixed
Account crediting rates. These compensation arrangements have the potential to influence the recommendations made by your investment professional with respect to the PCO, which may, in turn, affect the performance of your Policy. These compensation arrangements may also provide a financial incentive for these investment professionals to recommend the Policy over other investments. See
“Charges Associated with the Policy—Factors to Consider in Selecting a PCO.”

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of one that you already own. You should only exchange your
CorpExec VUL Plus Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your CorpExec VUL Plus Policy.
In addition, if you already own a life insurance policy, it may not be to your advantage to replace that policy with CorpExec VUL Plus. If you are replacing your policy with the CorpExec VUL Plus Policy, you should carefully consider the benefits, features, fees, risks, and costs of this Policy versus those of the policy (or policies) being replaced. In addition, it may not be to your advantage to borrow money to purchase a
CorpExec VUL Plus Policy or to take partial surrenders from another policy you own to make Premium payments under this CorpExec VUL Plus Policy. You should exchange an existing policy for the CorpExec VUL Plus only if you determine that it is preferable for you to purchase a new policy rather than continue to own your existing policy, after comparing the features, fees, and risks of both policies. See “Description of the Policy—Tax-Free “Section 1035” Insurance Policy Exchanges.”

Overview of the Policy

1.
What is the Purpose of the Policy?
CorpExec VUL Plus is offered by NYLIAC to companies and individual executives and other employees to fund employee benefit obligations as well as to provide life insurance coverage for executives and other employees in a corporate-sponsored arrangement. The Policy offers life insurance protection through a choice of Life Insurance Benefit options, provides for flexible premiums, where you decide the timing and amount of each payment, and the choice of PCOs. It also provides the potential to accumulate Cash Value and gives you the ability to access the Policy’s Cash Surrender Value through loans and partial surrenders. It also provides the potential to accumulate Cash Value in the early Policy Years as well as to complement traditional sources of retirement income in the later years. This Policy, like other variable life insurance policies, is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives and is generally unsuitable for use as a short-term savings vehicle. The Policy may not be used in tax qualified employee benefit plans.
2.
What are the Premiums under the Policy?
CorpExec VUL Plus is a flexible premium variable life insurance policy. “Flexible premium” means that you may decide the timing and amount of each Premium payment. Premium payments are not required, except for payment of the initial Premium. As long as the Cash Surrender Value is sufficient to cover the Policy’s Monthly Deduction Charges, you can increase, decrease, or stop making Premium payments to meet your needs. However, if your Policy is underfunded or the Eligible Portfolios you select have poor investment performance, you may forego the opportunity to build up significant Cash Value or your Policy may lapse. When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested.
We may decline Premiums or require additional underwriting for Premiums that would increase your Policy’s Life Insurance Benefit more than its Cash Value. You may not pay Premium in an amount that would jeopardize your Policy’s status as a contract of life insurance under the IRC. See “Premiums” in the Prospectus for more information about Premium payments. You may not make Premium payments after the Policy Anniversary on which the Insured is Attained Age 100, except to keep the Policy from lapsing.
If, on a Monthly Deduction Day, your Cash Surrender Value is less than the Monthly Deduction Charges, your Policy will continue until the expiration of the Late Period. This may happen even if all the Planned Premiums have been paid. During this period, you will have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address (as well as to the last known assignee, if any) stating this amount. We will mail these notices at least 31 days before the end of the Late Period. Your Policy will remain in effect during the Late Period. However, if we do not receive the required payment, postmarked by the end of the Late Period, we will terminate your Policy. See “Termination and Reinstatement—Late Period” in the Prospectus.
If your Policy has ended, you may Request that we reinstate your Policy (and any other benefits provided by riders in effect at the end of the Policy) as long as you send a Request for reinstatement within three years after your Policy is ended; the Insured is alive; and you have not surrendered your Policy for its full Cash Surrender Value or, if applicable,Alternative Cash Surrender Value. To reinstate the Policy, you must also make a payment sufficient to cover the Monthly Deduction Charges and any other Policy charges to keep the Policy in force for at least three months. This payment will be in lieu of the payment of all premiums in arrears. You may want to consider paying additional premium to protect against the impact of potential market fluctuations and performance-related risks on your Cash Value. If, at the time the Policy ended, an outstanding Policy loan was in effect, the Policy Debt at the time of lapse must also be repaid in full at the time of reinstatement. If the required payment is made within 31 days after the end of the Late Period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the Late Period, a written application will be required and you must provide proof of insurability that is acceptable to us.
3.
How May Your Premiums be Allocated?
You may allocate your Net Premiums to the Investment Divisions, each of which invests in an Eligible Portfolio, or to the Fixed Account. Generally, you may allocate your Net Premiums among up to 20 of the Eligible Portfolios at any one time and the Fixed Account. Certain Policies associated with a nonqualified deferred compensation plan may permit allocation among up to 35 Eligible Portfolios and the Fixed Account; please contact us for more information. See “Description of the Policy—Investment Divisions and the Fixed Account” for more information about allocation of your Premiums and Cash Value and “Appendix—Eligible Portfolios Available Under the Policy” for a list of available Eligible Portfolios.
Each Eligible Portfolio has its own investment objective and investment strategy. The Eligible Portfolios available under the Policy span a broad range of asset classes and investment disciplines, including bond funds, equity funds, global bond and equity funds, target date funds, specialty funds, actively managed funds and index funds. For more information about the Eligible Portfolios, see the Appendix and the prospectuses for the Eligible Portfolios.
4.
What are the Primary Features of the Policy?
Three Life Insurance Benefit Options
We designed CorpExec VUL Plus to provide insurance protection for corporations or individuals in a corporate-sponsored arrangement. The Policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. The Policy offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

●
Option 1—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy or (b) a percentage of the sum of the ACSV, plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
●
Option 2—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy plus the sum of the ACSV plus any Policy Debt, or (b) a percentage of the sum of the ACSV plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
●
Option 3—a Life Insurance Benefit equal to the greater of (a) the Face Amount of the Policy plus the Adjusted Cumulative Premiums up to but not exceeding the maximum Option 3 amount listed on the Policy Data Pages or (b) a percentage of the sum of the ACSV plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
If the Insured dies on or after the Policy Anniversary on which the Insured's Attained Age is 100, the Life Insurance Benefit will equal the Policy's Cash Value. There is no minimum Life Insurance Proceeds guarantee associated with the Policy.
Policy Charge Options
The Policy Charge Options you select gives you the ability to control how Policy charges will be deducted from your Premiums and Cash Value. There are PCOs available under CorpExec VUL Plus (Options A through E). Each PCO determines the amount, timing and relative allocation between and among the Premium Expense Charges and the Monthly M&E Charges under your Policy and the current interest rate that will be credited to the Fixed Account. Selection of a PCO is important as differences between them may impact the Cash Value,ACSV,Cash Value Enhancement, and Life Insurance Proceeds that you will receive under the Policy. Generally, PCOs differ from each other by the level of current Policy charges or current Fixed Account crediting rates, how long those differences remain in effect, and how those crediting rates change over time. Individual policyowners will have the same current Premium Expense Charges, Monthly M&E Charges, and current interest rates credited to the Fixed Account as those offered under PCO Option A; however, they will be charged different Monthly Cost of Insurance Charges than those applied to corporate-owned policies. The PCO selected at Policy issue may not be changed.
Your choice of a PCO should be based on your plans with respect to the amount and schedule of Premiums paid, levels of risk tolerance (including whether you will allocate premiums to the Fixed Account), your time horizon, and whether a PCO’s costs and benefits are consistent with the compensation received by your registered representative or broker-dealer and your desired level of Policy service. Please ask your registered representative to review your PCO options, and review several illustrations with different PCOs and rates of return before you purchase the Policy and select a PCO. See “Conflicts of Interest—Investment Professional Compensation” above; and “Charges Associated with the Policy—Policy Charge Options (“PCOs”),” and “Distribution and Compensation Arrangements” in the Prospectus.
Change the Amount of Coverage
After the first Policy Year, you may request an increase or decrease in the Policy’s Face Amount by sending a Request. The Face Amount of your Policy affects the Life Insurance Benefit to be paid. Increases in the Face Amount are subject to underwriting and our approval. They will result in additional Cost of Insurance charges and may affect the Policy’s modified endowment contract status. Please see “Federal Income Tax Considerations—Modified Endowment Contract Status,” for more information on how a change in Face Amount may require a new determination as to whether your Policy is a modified endowment contract or otherwise affect the MEC status of your Policy.
Cash Value
The Cash Value of the Policy is based on the number of Accumulation Units held in each Investment Division for the Policy, plus any amount in the Fixed Account and the Loan Account. The Cash Value varies due to performance of the Investment Divisions selected and the interest credited to the Fixed Account, outstanding loans (including loan interest and any interest credited to the Loan Account), any charges we deduct and premium payments. With this Policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

We will pay you either the Cash Surrender Value or the ACSV if you surrender your Policy. The Cash Surrender Value is equal to the Cash Value, less any Policy Debt. The ACSV is equal to the Cash Surrender Value of the Policy plus the Cash Value Enhancement. You are eligible to receive the ACSV, provided the Policy has not been assigned, and, in most circumstances, if the owner has not been changed. If you are not eligible for the ACSV, we will pay you the Cash Surrender Value.
Flexible Premium Payments
Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the Policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.
Liquidity through Partial Surrenders and Loans
You may withdraw an amount up to the Cash Surrender Value of your Policy, within limits. Partial surrenders will reduce the Policy’s Cash Value, the Cash Surrender Value, the ACSV, if applicable, and the Adjusted Cumulative Premiums, and may reduce your Life Insurance Benefit. If a partial surrender would reduce the Policy’s Face Amount below our minimum amount, we reserve the right to require a full surrender. You should consult with a tax advisor before taking a partial surrender. Please see “Federal Income Tax Considerations—Modified Endowment Contract Status” and “—Policy Surrenders and Partial Surrenders” for additional information regarding potential tax implications. Partial surrender Requests must be made to our Service Office and must be in Good Order.(See “Surrenders—Partial Surrenders.”)
Using the Policy as sole security, you may also borrow any amount up to the Loan Value of the Policy. (See “Loans” for more information.)
Investment Allocation Options
After we deduct the Premium Expense Charge from your premium, you may allocate the remaining amount among up to any 20 Investment Divisions, as well as to the Fixed Account, at any one time. Certain Policies may permit allocation among up to 35 Investment Divisions and the Fixed Account at any one time; please contact us for more information. The Investment Allocation Options consist of Investment Divisions and the Fixed Account. You may change Investment Allocation Options while your Policy is in force. See “Appendix—Eligible Portfolios Available Under the Policy” for a listing and information about the Eligible Portfolios and the Investment Divisions corresponding to those Eligible Portfolios.
Automated Investment Features
There are two administrative features available to help you manage the Policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging. Please see “Description of the Policy—Additional Benefits Through Riders and Options” for complete information.
A Highly Rated Company
NYLIAC is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has 180 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account. Ratings are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the Policy are subject to its claims-paying ability and financial strength and are not backed or guaranteed by NYLIC.

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering (either full or partial surrenders) from the Policy. Please refer to your Policy Data Pages for information about the specific fees you will pay each year based on the options you have selected.
This first table describes the fees and expenses that you will pay when you purchase the Policy, make a Premium payment, surrender the Policy, take a partial surrender from the Policy, or transfer Cash Value among Investment Allocation Options. For corporate-owned Policies, there are five PCOs that may be selected—PCOs A - E. For individually-owned Policies, only one PCO is available—PCO F.
Transaction Fees
Charge			When Charge Is Deducted		Amount Deducted
Premium Expense Charge (for Premiums paid up to and including the Target Premium)			When Premium payment is applied up to Attained Age100		Guaranteed Maximum: 19.00% of Premiums paid[1] Current: listed below for each PCO of Premiums paid
Policy Years	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
1	15.25%	12.25%	9.25%	6.25%	3.25%	15.25%
2-5	11.25%	9.25%	7.25%	5.25%	3.25%	11.25%
6-7	4.25%	4.00%	3.75%	3.50%	3.25%	4.25%
8+	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%
Premium Expense Charge (for premiums paid over the Target Premium)			When Premium payment is applied up to Attained Age 100		Guaranteed Maximum: 6.25% of Premiums paid for all PCOs Current: 3.50% of Premiums paid for PCOs A, B, C, D, and F. 2.50% of premiums paid for PCO E2
Transfer Charge			At time of transfer		Guaranteed Maximum: $100 per transfer after 12 transfers in a Policy Year Current: None
Partial Surrender Processing Fee			At time of partial surrender		Guaranteed Maximum: $25 Current: $0
Charge for Returned Payment			At the time of transaction		Guaranteed: Maximum: $100 Current: $0
1
For all PCOs, the Guaranteed Maximum Premium Expense Charges for premiums paid up to and including the Target Premium are reduced to 15.0% in Policy Years 2-7 and 8.25% in Policy Years 8 and beyond.
2
For all PCOs, the current Premium Expense Charge for premiums paid over the Target Premium is reduced to 2.50% in Policy Years 8 and beyond.
The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Eligible Portfolios’ fees and expenses. For corporate-owned Policies, there are five PCOs that may be selected—PCOs A - E. For individually-owned Policies, only one PCO is available—PCO F.

Periodic Charges Other Than Annual Fund Expenses
Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1,2]	Each Monthly Deduction Day until Attained Age100
Guaranteed Maximum: $83.33
per $1,000 of Net Amount at
Risk
Guaranteed Minimum: $0.03
per $1,000 of Net Amount at
Risk
Guaranteed Maximum Charge
for Representative Insured
(Male, Age 45, Non-Smoker,
Guaranteed Issue) in first
Policy Year under
corporate-owned Policies:
$0.21 per $1,000 of Net
Amount at Risk
Guaranteed Maximum Charge
for Representative Insured
(Male, Age 45, Non-Smoker,
Guaranteed Issue) in first
Policy Year under
individually-owned Policies:
$0.21 per $1,000 of Net
Amount at Risk
Current Charge for
Representative Insured in first
Policy Year under
corporate-owned Policies:
$0.03 per $1,000 of Net
Amount at Risk
Current Charge for
Representative Insured (Male,
Age 45, Non-Smoker,
Guaranteed Issue) in first
Policy Year under
individually-owned Policies:
$0.04 per $1,000 of Net
Amount at Risk

Contract Charge	Each Monthly Deduction Day	Guaranteed Maximum: $15.00 Current: $5.00, except $0.00 in Policy Year 1
Mortality and Expense Risk Charge as a % of Accumulation Value(annual rates)	Each Monthly Deduction Day	Guaranteed Maximum: An annual rate of 0.90% applied to the Accumulation Value Current: See chart below for the current annual rates applied to the Accumulation Value[3]

Periodic Charges Other Than Annual Fund Expenses
Charge			When Charge Is Deducted		Amount Deducted
Policy Years	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
1-15	0.53%	0.35%	0.15%	0.10%	0.34%	0.53%
16-20	0.53%	0.35%	0.15%	0.10%	0.15%	0.53%
21-25	0.53%	0.15%	0.15%	0.10%	0.15%	0.53%
26 +	0.15%	0.15%	0.15%	0.10%	0.15%	0.15%
Per Thousand Face Amount Charge[4]			Each Monthly Deduction Day
Guaranteed Maximum[5]: 0.60%
of the Face Amount divided by
1,000
Guaranteed Maximum Charge
for Representative Insured
(Male, Age 45, Non-Smoker,
Guaranteed Issue): 0.60%
Current:
If the Insured’s Issue Age is 39
or less, 0.18% of the Face
Amount divided by 1,000
If the Insured’s Issue Age is 40
or greater, 0.28% of the Face
Amount divided by 1,000
Current Charge for
Representative Insured (Male,
Age 45, Non-Smoker,
Guaranteed Issue): 0%[6]

Loan Interest			Monthly while loan balance is outstanding		Guaranteed Maximum: 8.00% per year. Current: 5.00% per year.
1
This charge varies based on characteristics of the Insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your Policy is issued (For more information about state variations, please see the section in the Prospectus on “State Variations.”). To obtain more information about particular Monthly Cost of Insurance Charges and other charges as they apply to your Policy, please contact your registered representative.
2
The current Cost of Insurance Charge shown here does not reflect any applicable Monthly Additional Flat Extra charge, which we may impose based on our underwriting. If a Monthly Additional Flat Extra is imposed, it will be stated separately on the Policy Data Pages for your Policy. However, your total Cost of Insurance Charge plus your Monthly Additional Flat Extra Charge will never exceed the Guaranteed Maximum Cost of Insurance Charge listed in the table above. For more information on Monthly Additional Flat Extra charges, see the sections in the Prospectus on "Definitions—Monthly Additional Flat Extras" and "Charges Associated with the Policy—Deductions from Cash Value—Monthly Cost of Insurance Charge."
3
We may increase or decrease the current Monthly M&E Charge for all PCOs if the mortality risk profile of policyowners changes, or if a change in law, regulation, or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.
4
Based on class of risk, gender, and Issue Age. Current charge may change but will not exceed the maximum stated above. The charge on any increase in Face Amount will be based on class of risk, gender and Issue Age at the time of the change.
5
Guaranteed charge applies to Smoker and Non-Smoker.

6
The charge for a Male, Age 45, Smoker, Guaranteed Issue is 0.06%.

Annual Eligible Portfolio Expenses
The next table shows the minimum and maximum total operating expenses deducted from Eligible Portfolios’ assets during the year ended December 31, 2024. Eligible Portfolio expenses may change from year to year, and hence, may be higher or lower in the future. You may pay these expenses periodically during the time that you own the Policy. A complete list of the Eligible Portfolios available under the Policy, including information concerning each Portfolio’s annual fees and expenses, is contained in an Appendix at the back of this prospectus.
Annual Eligible Portfolio Expenses[1]	Minimum	Maximum
(expenses that are deducted from Eligible Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses1)
Before fee waivers and expense reimbursements[2]	0.03%	2.425%
After fee waivers and expense reimbursements	0.03%	2.425%
1
Expenses that are deducted from Eligible Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses. Expressed as a percentage of average net assets for the fiscal year ended December 31, 2024. The information is based on 2024 expenses, and it may reflect estimated charges.
2
Fee waivers and expense reimbursements are generally expected to continue through April 30, 2026 and may be terminated at any time at the option of the Fund.

Summary of Principal Risks of Investment In the Policy

The following is a brief summary of the principal risks of investing in CorpExec VUL Plus. Both the benefits and risks of investing in the Policy should be considered before you purchase a policy or make additional premium payments. More complete and detailed information about the features of the Policy is provided later in this Prospectus and in the SAI.
Investment Risk
While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may be negative and the Cash Value may decline in value, and you can lose principal. Each Investment Division has its own investment objective and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. You bear the entire investment risk for all amounts allocated to the Investment Divisions. Your premium, Cash Value allocation choices, and PCO selection should be consistent with your investment objective and your risk tolerance.
Not a Short-Term Investment
A variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders or loans. See “Summary of Principal Risks of Investment in the Policy—Investment Risk,” “Loans,” and “Surrenders—Partial Surrenders—Amount Available for a Partial Surrender.”
Portfolio Risks
The Investment Divisions involve the risk of poor investment performance. A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus, which is available at https://dfinview.com/NewYorkLife/TAHD/cevulplus.
Risk of Termination
The Policy does not automatically terminate, even if the policyowner does not pay the Planned Premiums. Payment of these Premiums, however, does not guarantee the Policy will remain in force. Your Policy can lapse even if you pay all of the Planned Premiums on time. When a Policy lapses, it has no value, and no benefits are paid upon the death of the Insured. Your Policy involves risks, including the potential risk of loss of the principal invested. Note that “termination” and “lapse” have the same meaning and effect throughout this Prospectus.
A Policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other deductions and charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuations and other performance-related risks. To continue to keep your Policy in force, Premium payments significantly higher than the Planned Premiums may be required. In addition, by paying only the minimum Premium required to keep the Policy in force, you may forego the opportunity to build up significant Cash Value in the Policy. When determining the amount of your Planned Premium payments, you should consider funding your Policy at a level that has the potential to maximize the investment opportunities within your Policy and to minimize the risks associated with market fluctuations.
Depending on the timing and degree of fluctuations in investment returns (and the charges we impose), the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the Policy unless the policyowner makes additional Premium payments to keep the Policy in force. The Policy terminates only when and if the Cash Surrender Value is insufficient to pay the Monthly Deduction Charges deducted on each Monthly Deduction Day.
If, on a Monthly Deduction Day, the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month, the Policy will go into pre-lapse status. The Policy will continue for a period of 62 days after that Monthly Deduction Day (the “Late Period”), even if all Planned Premiums have been paid. If we do not receive a Premium sufficient to take the Policy out of pre-lapse status before the end of the Late Period, the Policy will lapse and terminate, and no Cash Value or Life Insurance Proceeds will be payable.
We will mail a notice to the policyowner at its last known address, and a copy to the last known assignee in our records, if applicable, at least 31 days before the end of the Late Period, requesting payment of the additional Premium amount necessary to keep the Policy in force. You should consider paying more Premium than requested when making this payment, given the potential impact of market fluctuations and performance-related risk on your Cash Value. During the Late Period, the Policy remains in force. If the Insured dies during the Late Period, we will pay the Life Insurance Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of any unpaid Monthly Deduction Charges from the beginning of the Late Period through the Policy Month in which the Insured dies.
There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy under certain circumstances. See “Termination and Reinstatement—Reinstatement Option.” If you reinstate the policy, you may not change the PCO upon reinstatement and the Cash Value Enhancement will not be reinstated.
Risk of Termination from Policy Loans
The larger a Policy loan becomes relative to the Policy’s Cash Value, the greater the risk that the Policy’s Cash Surrender Value will not be sufficient to support the Policy’s charges and expenses, including any loan interest due, and the greater the risk of the Policy lapsing. Any loan interest payable on a Policy Anniversary that you do not pay will become part of the Policy Debt and will also accrue interest. In addition, if the Policy Debt ever exceeds the Cash Value, we will send a notice to you at your last known address, and a copy to the last known assignee on our records. All insurance coverage will end 31 days after the date on which we mail that notice to you if the excess of the Policy Debt over the Cash Value is not paid within that 31-day period.
A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the potential effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Life Insurance Proceeds that might otherwise be paid.
Unless your Policy is a modified endowment contract, Policy loans are not taxable. See “Federal Income Tax Considerations—Modified Endowment Contract Status.” If a Policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if the Policy Debt plus Cash Surrender Value exceeds the Cumulative Premiums, a Policy surrender or lapse will generally result in a taxable event to you.
Policy Charge Option Risks
As described above and in “Charges Associated with the Policy—Policy Charge Options (PCOs)” below, PCOs differ from each other by the level of Policy charges and current Fixed Account crediting rates that are deducted from/credited to your Policy's Cash Value in any given Policy Year and how long those differences will remain in effect. As a consequence, some PCOs will have significantly higher fees and lower Fixed Account crediting rates than others. As a consequence, depending on PCO selected, the compensation of your registered representative or broker-dealer will vary—with greater compensation being generated by PCOs with higher fees and lower Fixed Amount Crediting rates. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer with respect to the PCO, which may, in turn, affect the performance of your Policy. Your choice of a PCO should be based on your plans with respect to the amount and schedule of premiums paid, levels of risk tolerance (including whether you will allocate premiums to the Fixed Account), your time horizon, and whether a PCO's costs and benefits are consistent with the compensation received by your registered representative or broker-dealer and your desired level of Policy service. Please ask your registered representative to review your various options. You should review several illustrations with different PCOs and various rates of return before you purchase the Policy and select a PCO. For more information on the compensation of your registered representatives and broker-dealers, see "Distribution and Compensation Arrangements."

Tax Risks
The section of this Prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to VUL insurance contracts in a manner that could result in you being treated as the owner of your Policy’s pro-rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the Policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in Policy benefits, the Policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to Policy distributions, including loans; (4) in general, the possibility that the Policy may not qualify as life insurance under the IRC after the Insured’s Attained Age becomes 100 and the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount. In addition, Congress may change the present federal income tax laws that apply to your Policy, or the IRS may change current interpretations thereof, which change may occur without notice, and could have retroactive effects, regardless of the date of enactment or publication, as the case may be.
Potential for Increased Charges
We have the right to increase the charges we deduct, including those connected with the PCOs, at any time up to the guaranteed maximum charges specified in the fee table. In addition, we may increase the amount we deduct to conform to changes in the law relating to federal and state premium tax charges that form part of the Premium Expense Charge. (See “Table of Fees and Expenses” and “Charges Associated with the Policy” for more information.)
Potentially Harmful Transfer Activity
This Policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity. (See “Description of the Policy—Limits on Transfers” for more information.) Generally, we require that all transfer Requests be submitted through the U.S. Mail or an overnight carrier. However, we may permit, in certain limited circumstances, transfer Requests to be submitted by fax transmission. We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:
●
Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;
●
Increased administrative and Fund brokerage expenses; and/or
●
Dilution of the interests of long-term investors.
An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)
Insurance Company Risks; Risks Affecting our Administration of Your Policy
An investment in CorpExec VUL Plus is subject to the risks related to NYLIAC, including that any obligations (including the Fixed Account), guarantees, or benefits are subject to the claims-paying ability and financial strength of NYLIAC and are not backed or guaranteed by NYLIC. NYLIAC has received the following ratings: A++ (Superior) from A.M Best, AAA (Exceptionally Strong) from Fitch, Aaa (Highest Quality, with Minimal Risk) from Moody’s, and AA+ (Very Strong) from Standard and Poor’s. More information about NYLIAC, including its claims-paying and financial strength ratings, is available upon request by contacting our Service Office at (888) 906-4129, faxing us at (913) 906-4129 or emailing us at NYLAMN_Service@newyorklife.com.

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including those resulting from information systems failures, cyber-attack/ransomware, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics, or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Policy (and to keep policyowner information confidential). (See “Management and Organization—Information Systems Failures and Cybersecurity Risks” for more information on systems failures and cybersecurity risks and “Management and Organization—Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Management and Organization

INSURER
New York Life Insurance and Annuity Corporation
(a wholly owned subsidiary of NYLIC)
51 Madison Avenue
New York, NY 10010
Your Policy
The Policy is offered by NYLIAC. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, which has been in existence since May 24, 1996 or to the Fixed Account. The Policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) a choice of PCOs, (4) flexible premium payments where you decide the timing and amount of each payment, (5) the ability to increase or decrease the Policy’s Face Amount (within certain limits), (6) access to the Policy’s Cash Surrender Value through loans and partial surrenders, and (7) the ability to invest in up to 20 Investment Divisions (up to 35 under certain Policies associated with a nonqualified deferred compensation plan), as well as to the Fixed Account.
The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account will vary by the PCO elected and may vary over time within each PCO. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy and invests its assets in a specific Eligible Portfolio. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions or the Eligible Portfolios will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.
The income, gains, and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the Policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.
Certain provisions of CorpExec VUL Plus may differ from the general description in this prospectus depending on the state in which your Policy is delivered. The material state variations are described in the “State Variations” section below. All state variations will be included in your Policy, or in endorsements attached to your Policy. Please contact your registered representative or us for specific information that may be applicable to your state. (See “State Variations” for details.)
About the Separate Account
The Separate Account is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account and the performance of any other separate account of NYLIAC.
Generally, you may invest your Net Premiums in a total of up to 20 Investment Divisions, as well as to the Fixed Account, at any one time. Certain Policies associated with a nonqualified deferred compensation plan may permit allocation in a total of up to 35 Investment Divisions and the Fixed Account; contact us for more information. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios. While the Policy is in force, you may transfer assets between Investment Allocation Options.
Our Rights
We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.
Specifically, we reserve the right to:
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add, close, substitute, or remove any Investment Division or, at the direction of a Fund, change the name or investment objective of any Investment Division (and the shares of an associated Eligible Portfolio);
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create new separate accounts;
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combine the Separate Account with one or more other separate accounts;
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operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
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deregister the Separate Account under the 1940 Act;
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manage the Separate Account under the direction of a committee or discharge such committee at any time;
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transfer the assets of the Separate Account to one or more other separate accounts;
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restrict transfers among and between investment divisions of the Separate Account and to and from the Fixed Account;
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restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law;
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change the amount of any minimum or maximum investments or additional investments; and
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change the name of the Separate Account.
We may remove an Investment Division if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your Policy to reflect such substitution or change. We will not transfer any amounts invested in an Investment Division without the policyowner’s instructions, except as permitted by law.
The Fixed Account
The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. The Fixed Account, including the Guaranteed Minimum Interest Rate and any portion of the Life Insurance Benefits paid from the General Account, are subject to our claims-paying ability and financial strength. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Interest Crediting
Any amount in the Fixed Account is credited with interest using a fixed interest rate, which we will declare periodically in advance, and which will be calculated based on the PCO you select. Listed in the chart below are the current Fixed Account crediting rates for new investors as of April 1, 2025 for all PCOs. Notwithstanding the current Fixed Account crediting rate available with the PCO selected for a new Policy—a rate that may vary over time—the interest rate credited to the Fixed Account will never be less than 1% per year and the guaranteed maximum spread for all PCOs is 1.80%.
Current Fixed Account Crediting Rates by PCO for New Investors
Policy Year	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
1-15	2.32%	2.32%	2.47%	2.70%	2.32%	2.32%
16-20	2.32%	2.32%	2.62%	2.70%	2.57%	2.32%
21-25	2.32%	2.32%	2.62%	2.70%	2.57%	2.32%
26 +	2.32%	2.32%	2.62%	2.70%	2.57%	2.32%
Interest accrues and is credited daily. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.
How to Reach Us for Policy Services
You may reach us at our Service Office, or if permitted, by telephone at (888) 695-4748, or electronically to NYLAMN_Service@newyorklife.com.
All Requests for Policy service must be in Good Order. Please review all service Request forms carefully and provide all required information as applicable to the Policy Transaction. If your Request is not in Good Order, we will make every reasonable attempt to notify you in writing. It is important that you inform NYLIAC of an address change so that you can receive important statements.
Faxed or e-mailed service Requests may be acceptable for a limited number of Policy transactions.
Information Systems Failures and Cybersecurity Risks
We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks, including ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse, and/or release of confidential customer (including policyowner and Insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify, prevent and protect our operations against systems failures and cybersecurity breaches, including ransomware. Despite these controls and plans, systems failures, and cyber-attacks affecting NYLIC, NYLIAC, or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries, and other service providers and business partners may have a material, negative impact on us and your Policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of Policy transactions (including surrenders, partial surrenders, loans, and transfers) or with the underlying Funds or cause other operational issues; (ii) impact our ability to calculate Accumulation Unit values and your Policy’s Cash Values; (iii) cause the release, loss, and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, and financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy to lose value. There can be no assurance that we, or the underlying funds, or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your Policy due to information systems failures or cyber-attacks.
Risks From Serious Infectious Disease Outbreaks
Our ability to administer your Policy is subject to certain risks—common to all insurers and financial service providers—that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics, or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks—not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.
Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications, or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak—may have a material, adverse effect on us, our ability to administer your Policy, and your Policy Cash Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of Policy transactions (including full surrenders, partial surrenders, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting, among other things our ability to calculate Accumulation Unit values and Policy cash values or to administer Policy Transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, financial losses, and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy Cash Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your Policy (subject to the GMIR). There can be no assurance that we, the Eligible Portfolios, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your Policy due to serious infectious disease outbreaks.
Funds and Eligible Portfolios
The assets of each Eligible Portfolio are separate from the others and each such Eligible Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Eligible Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The portfolios available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. You should read the Eligible Portfolio’s prospectus carefully before making any decision concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio and transfers of Cash Value among the Investment Divisions. Information regarding each of the Eligible Portfolios, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund); (iii) its investment adviser and any sub-investment adviser, (iv) current expenses; and (v) performance is available in the Appendix to this Prospectus. See “Appendix—Eligible Portfolios Available Under the Policy” for a listing and information about the Eligible Portfolios. Each Eligible Portfolio has issued a prospectus that contains more detailed information about the Eligible Portfolio Company. You may also obtain this information at no cost by contacting us at (888) 695-4748 or emailing us at NYLAMN_Service@newyorklife.com, or by contacting your registered representative. You should read an Eligible Portfolio’s prospectus carefully before making any decision about allocating premium payments or a portion of your Policy’s Cash Value to an Investment Division corresponding to that Eligible Portfolio.
We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.
The Eligible Portfolios’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the New York Life Investments VP Funds Trust, all Funds also make their Eligible Portfolios’ shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate that any inherent difficulties will result from mixed and shared funding, it is possible that differences in tax treatment or other considerations may cause the interests of owners of various contracts participating in the Eligible Portfolios to be in conflict. In the event that any material conflicts arise from the use of the Eligible Portfolios for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Eligible Portfolio’s prospectus.
The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the New York Life Investments VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.
We also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged the Eligible Portfolios and deducted from their assets and/or from “Rule 12b-1” fees deducted from Eligible Portfolios’ assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Eligible Portfolios, bear the costs of these advisory and 12b-1 fees.
The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much Policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.
NYLIAC’s parent company, New York Life Insurance Company, may also receive fixed dollar payments for marketing and education support services and for the participation of investment advisers and sub-advisers in training and educational meetings which includes the opportunity to discuss and promote their Funds.
NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts you allocate to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Policy resulting from the performance of the Eligible Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Allocation Options is most appropriate for you, and periodically review your choices.

Certain Eligible Portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.
Hedging strategies may be employed by certain Eligible Portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.
So-called “alternative” investment strategies may also be used by certain Eligible Portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.
In addition, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your Policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies, and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Eligible Portfolios’ current prospectuses.
Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including their prospectuses, statements of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial Premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.
The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Investment Divisions at any one time, as well as to the Fixed Account for Net Premium payments. (Certain policies associated with a nonqualified deferred compensation plan may permit allocation among up to 35 Investment Divisions and the Fixed Account; contact us for more information.) You can transfer all or part of the Cash Value of your Policy among the Investment Allocation Options tax-free within the limits described in this Prospectus.
Money Market Fund Fees and Gates
The SEC has adopted rules that provide that institutional prime and institutional tax-exempt money market funds are required to impose liquidity fees and other money market funds are permitted to impose discretionary liquidity fees under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed. Institutional prime and tax-exempt money market funds are subject to mandatory liquidity fees (which could be applied to all Policy transfers, surrenders, partial surrenders, and benefit payments from that portfolio) when net redemptions exceed 5% of net assets.
Government money market funds (that invest at least 99.5% of their assets in government securities, cash, and/or repurchase agreements secured by government securities) are permitted to impose a discretionary liquidity fee but are less likely to impose such fees. Nevertheless, there remains a possibility that a government money market fund such as the NYLI VP U.S. Government Money Market Portfolio and Fidelity® VIP Government Money Market Portfolio

could impose such fees, which could be applied to all Policy transfers, surrenders, partial surrenders, and benefit payments from the Portfolio.
Reinvestment
We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.
Investment Return
The investment return of a Policy is based on:
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the number of Accumulation Units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, and the amount you have in the Loan Account;
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the investment experience of each Investment Division as measured by its actual net rate of return; and
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the interest rate we credit on the amount you have in the Fixed Account and/or Loan Account. The Loan Account will be credited with interest at a rate that will never be less than the greater of (i) the Effective Annual Loan Interest Rate, less 2.00%; or (ii) the Fixed Account GMIR.
The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. These investment returns do not reflect any other Policy charges, and, if they did, the returns shown would be reduced.
We will credit any amounts in the Fixed Account and Loan Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 1%. We may credit different interest rates to amounts in the Fixed Account and Loan Account. All Net Premiums applied to the Fixed Account and amounts transferred to the Fixed Account and Loan Account receive the applicable rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account may be different from the rate applied to prior premium payments made into the Fixed Account. Interest rates will fluctuate for the entirety of holdings in the Fixed Account.
Funds may lose value, are not guaranteed, are not a deposit, are not FDIC/National Credit Union Administration-insured, and are not insured by any government agency.
Performance Calculations
From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract or separate account charges such as the Monthly Contract Charge, Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Per Thousand Face Amount Charge, Monthly Additional Flat Extras, or Monthly M&E Charges.
Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.
Neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.
We may also advertise a hypothetical illustration of Policy values, including all contract charges.
Voting
We will vote the Eligible Portfolio shares that the Investment Divisions of the Separate Account hold at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their Premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for an Eligible Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Eligible Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.
While your Policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.
We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.
We will vote the Fund shares for which we do not receive timely instructions, and any other shares that we (or our affiliates) own in our own right, in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

Charges Associated with the Policy

As with all life insurance policies, certain charges apply under the Policy. The following is a summary explanation of these charges.
Policy Charge Options (“PCOs”)
PCOs give policyowners the ability to control how Policy charges will be deducted from their premiums and Cash Value. Each PCO determines:
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the amount, timing, and relative allocation between and among the Premium Expense Charges and Monthly Mortality and Expense Charges to your Policy; and
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the current interest rate that will be credited to the Fixed Account
Selection of a PCO is important, as differences between these Options may impact the Cash Value, ACSV, Cash Value Enhancement and Life Insurance Proceeds that you will receive under the Policy. Depending on the timing of your Premium payments and the degree of fluctuation in investment returns, the Cash Value and Life Insurance Proceeds that result from the PCO you select may be more or less favorable than those that would have resulted if you selected another PCO. For more detail on the current Premium Expense and Monthly Mortality and Expense Charges and current Fixed Account crediting rates that will be impacted by your selection of a PCO, see the “Table of Fees and Expenses,” “Charges Associated with the Policy—Deductions from Premium Payments—Premium Expense Charge” and “—Deductions from Cash Value—Monthly Mortality and Expense Charge,” and “Management and Organization—Interest Crediting.”
For corporate-owned policies, policyowners may select one of five PCOs on their application—PCOs A - E. For individually-owned policies, only PCO F—the Individual Charge Option—is available. Once you elect a PCO at Policy issue, you may not change it.
Generally, PCOs differ from each other by the: (1) level of current Policy charges (Premium Expense Charge, Monthly M&E Charge) deducted from Cash Value and current Fixed Account crediting rates that are applicable in any given Policy Year; and (2) length of the period over which those differences in expenses and interest rates percentages will remain in effect before they converge. The differences between the PCOs with respect to current Policy charges and crediting rates are as follows:
PCO A:
Premium Expense Charges:
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higher charges for premiums paid up to Target Premium than those applicable to PCOs B, C, D, and E through Policy Year 7;
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charges for premiums paid over Target Premium: equal to those applicable to PCOs B, C, and D; and higher than those applicable to PCO E through Policy Year 7; and
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charges for premiums paid up to, and over, Target Premium equal to those applicable to all other PCOs after Policy Year 7.
Monthly M&E Charges:
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higher current charges than those applicable to: PCOs B, C, and E through Policy Year 25; and PCO D in all Policy Years; and
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charges equal to those applicable to PCOs B, C, and E after Policy Year 25.
Fixed Account interest rates:
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lower interest rates than those credited to: PCOs B and C through Policy Year 25; and PCO D and E in all Policy Years; and

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interest rates equal to those credited to PCO B and C after Policy Year 25.
PCO B:
Premium Expense Charges:
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higher charges for premiums paid up to Target Premium than those applicable to PCOs C, D, and E through Policy Year 7;
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lower charges for premiums paid up to Target Premium than those applicable to PCO A/F through Policy Year 7;
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charges for premiums paid over Target Premium: equal to those applicable to PCO A/F, C, and D; and higher than those applicable to PCO E through Policy Year 7; and
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charges for premiums paid up to, and over, Target Premium equal to those applicable to all other PCOs after Policy Year 7.
Monthly M&E Charges:
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higher charges than those applicable to: PCOs C and E through Policy Year 20; and PCO D for all Policy Years;
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lower charges than those applicable to PCO A/F through Policy Year 25; and
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charges equal to those applicable to PCOs C and E after Policy Year 20; and PCO A/F after Policy Year 25.
Fixed Account interest rates:
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lower interest rates than those credited to: PCOs C through Policy Year 20; PCO D in all Policy Years; and PCO E after Policy Year 15;
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higher interest rates than those credited to: PCO A/F through Policy Year 25; and PCO E, through Policy Year 15; and
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interest rates equal to those credited to: PCO C after Policy Year 20; and PCO A/F after Policy Year 25.
PCO C:
Premium Expense Charges:
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higher charges for premiums paid up to Target Premium than those applicable to PCOs D and E through Policy Year 7;
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lower charges for premiums paid up to Target Premium than those applicable to PCOs A/F and B through Policy Year 7;
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charges for premiums paid over Target Premium: equal to those applicable to PCOs A/F, B and D; and higher than those applicable to PCO E through Policy Year 7; and
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charges for premiums paid up to, and over, Target Premium equal to those applicable to all other PCOs after Policy Year 7.
Monthly M&E Charges:
●
higher charges than those applicable to PCO D for all Policy Years;
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lower charges than those applicable to: PCO A/F through Policy Year 25; PCO B through Policy Year 20; and PCO E through Policy Year 15; and
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charges equal to those applicable to: PCO E after Policy Year 15; PCO B after Policy Year 20; and PCO A/F after Policy Year 25.

Fixed Account interest rates:
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lower interest rates than those credited to: PCO D in all Policy Years; and PCO E after Policy Year 15;
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higher interest rates than those credited to: PCO A/F through Policy Year 25; PCO B through Policy Year 20; and PCO E through Policy Year 15; and
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interest rates equal to those credited to: PCO B after Policy Year 20; and PCO A/F after Policy Year 25.
PCO D:
Premium Expense Charges:
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lower charges for premiums paid up to Target Premium than those applicable to PCO A/F, B, and C through Policy Year 7;
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higher charges for premiums paid up to Target Premium than those applicable to PCO E through Policy Year 7;
●
charges for premiums paid over Target Premium: equal to those applicable to PCOs A/F, B, and C; and higher than those applicable to PCO E through Policy Year 7; and
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charges for premiums paid up to, and over, Target Premium equal to those applicable to all other PCOs after Policy Year 7.
Monthly M&E Charges:
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the lowest charges in all Policy Years than those applicable to all other PCOs.
Fixed Account interest rates:
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the highest interest rates credited through Policy Year 15;
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higher interest rates than those credited to PCO A/F, B, and C after Policy Year 15; and
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interest rates equal to those credited to PCO E after Policy Year 15.
PCO E:
Premium Expense Charges:
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the lowest charges for premiums paid up to, and over, Target Premium than those applicable to all other PCOs through Policy Year 7; and
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charges for premiums paid up to, and over, Target Premium equal to those applicable to all other PCOs after Policy Year 7.
Monthly M&E Charges:
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higher charges than those applicable to: PCO D for all Policy Years; and PCO C through Policy Year 15;
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lower charges than those applicable to: PCO A/F through Policy Year 25; and PCO B through Policy Year 20; and
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charges equal to those applicable to: PCO C after Policy Year 15; PCO B after Policy Year 20; and PCO A/F after Policy Year 25.
Fixed Account interest rates:
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lower interest rates than those credited to PCOs B, C, and D through Policy Year 15;

●
higher interest rates than those credited to: PCO A/F in all Policy Years; and PCOs B and C after Policy Year 15; and
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interest rates equal to those credited to PCO D after Policy Year 15.
PCO F:
Available only for individually-owned policies, PCO F will have different Monthly Cost of Insurance Charges than those available for corporate-owned policies. However, it will have the same current Premium Expense Charges, Monthly M&E Charges, and Fixed Account interest rates as those for PCO A. See comparisons on PCOs B through E above.
While the current Premium Expense Charge, Monthly M&E Charge and Fixed Account Crediting Rate for each PCO is subject to change, these charges will never: (1) be greater than the guaranteed maximum charges for the Premium Expense Charge and the Monthly Mortality and Expense Charge applicable to the Policy; and/or (2) cause the interest rate credited to the Fixed Account to be less than the GMIR. The guaranteed maximum charges for the Premium Expense Charge and the Monthly M&E Charge and the GMIR for the Fixed Account will be the same for all the PCOs.
Factors to Consider in Selecting a PCO
As noted above, PCOs differ from each other by the level of Policy charges and current Fixed Account crediting rates that are deducted from and/or credited to your Policy Cash Value in any given Policy Year and how long those differences will remain in effect. As a consequence, some PCOs will have significantly higher fees and lower Fixed Account crediting rates than others. Depending on the PCO you select, the compensation of your registered representative or broker-dealer will vary—with greater compensation being generated by PCOs with higher fees and lower Fixed Account crediting rates. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer with respect to the PCO, which may, in turn, affect the performance of your Policy. As a consequence, your choice of a PCO should be based on your plans with respect to the amount and schedule of Premiums paid, levels of risk tolerance (including whether you will allocate Premiums to the Fixed Account), your time horizon, and whether a PCO’s costs and benefits are consistent with the compensation received by your registered representative or broker-dealer and your desired level of Policy service. Please ask your registered representative to review your various options. You should review several illustrations with different PCOs and various rates of return before you purchase the Policy and select a PCO. For more information about comparing PCOs, see “Distribution and Compensation Arrangements.”
Deductions From Premium Payments
When we receive a Premium payment from you, whether Planned or Unplanned, we will deduct a Premium Expense Charge, which includes a sales expense charge, a state premium tax charge, and a federal premium tax charge. Approximately 3.25% of the Premium Expense Charge applied to Premiums paid is currently attributable to the federal and state premium taxes component (decreasing to 2.50% for Premiums paid in Policy Year 8 and thereafter). This allocation may change in the future, but the total charge will not exceed the maximums described below.
Premium Expense Charge
A Premium Expense Charge is deducted from each Planned and Unplanned Premium payment when that payment is received. We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the Premium Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Premium Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from any Monthly Deduction Charges.
Current—The current Premium Expense Charge is deducted as follows:
During the first Policy Year, we currently deduct the Premium Expense Charge shown below, based on the PCO selected, from any premiums paid up to and including the Target Premium.

	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
Policy Year 1	15.25%	12.25%	9.25%	6.25%	3.25%	15.25%
Once the Target Premium for that first Policy Year has been reached, we expect to deduct a Premium Expense Charge of 3.50% from any additional premiums paid in that Policy Year for all PCOs (2.50% for PCO E only).
During Policy Years two through five, we currently expect to deduct the Premium Expense Charge shown below, based on the PCO selected, from any premiums paid up to and including the Target Premium.
	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
Policy Years 2-5	11.25%	9.25%	7.25%	5.25%	3.25%	11.25%
Once the Target Premium for each of those Policy Years has been reached, we expect to deduct a Premium Expense Charge of 3.50% from any additional premiums paid in Policy Years two through five for all PCOs (2.50% for PCO E only).
During Policy Years six and seven, we currently expect to deduct the Premium Expense Charge shown below, based on the PCO selected, from any premiums paid up to and including the Target Premium for each of those Policy Years.
	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
Policy Years 6-7	4.25%	4.00%	3.75%	3.50%	3.25%	4.25%
Once the Target Premium for either such Policy Year has been reached, we expect to deduct a Premium Expense Charge of 3.50% from any additional premiums paid in such Policy Years for all PCOs (2.50% for PCO E only).
Beginning in the eighth Policy Year, we currently expect to deduct a Premium Expense Charge of 2.50% from any premiums paid—up to and over the Target Premium—for all PCOs.
Guaranteed maximum—We may increase the Premium Expense Charge in the future, at our discretion, but not above the guaranteed maximums shown in the Fee Table and described below.
During the first Policy Year, we guarantee that any Premium Expense Charge we deduct will never exceed 19.00% of any premiums paid up to the Target Premium for all PCOs. Once the Target Premium for that Policy Year has been reached, we will never deduct a Premium Expense Charge of more than 6.25% from any additional Premiums in that Policy Year for all PCOs. During Policy Years 2-7, we guarantee that any Premium Expense Charge we deduct will never exceed 15.00% of any Premiums paid up to the Target Premium for all PCOs. Once the Target Premium for each of those Policy Years has been reached, we will never deduct a Premium Expense charge of more than 6.25% from any additional Premiums in each of these Policy Years for all PCOs. Beginning in the eighth Policy Year, we guarantee that any Premium Expense Charge we deduct will never exceed 8.25% of any Premiums paid up to the Target Premium for all PCOs. Once the Target Premium for that Policy Year has been reached, we will never deduct a Premium Expense Charge of more than 6.25% from any additional Premiums paid in that Policy Year for all PCOs.
The Target Premium, as shown on the Policy Data Pages, is based on factors that include, but are not limited to, Insured’s Issue Age, risk class, gender, and the Face Amount of the Policy. Any change to the Policy which results in a change to the Target Face Amount will change the Target Premium.

Deductions From Cash Value
Each month, we will deduct a Monthly Contract Charge, Monthly Cost of Insurance Charge, Monthly Per Thousand Face Amount Charge, Monthly Additional Flat Extras, Monthly Mortality and Expense Charge, and applicable loan charges.
We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Policy’s Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the Policy application. If no expense charge allocation is in effect, monthly deductions will be made pro-rata from each of the Investment Divisions and the Fixed Account.
Monthly Contract Charge
On each Monthly Deduction Day, we will deduct a Monthly Contract Charge to cover our costs for providing certain administrative services, including collecting premiums, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit. To the extent that the proceeds of this charge are insufficient to cover the costs of providing these services, we may use the proceeds of other charges under this Policy, including the Monthly M&E Risk Charge, to pay for these services.
We currently deduct a Monthly Contract Charge of $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year). We guarantee that this charge will never exceed $15.00 per month ($180.00 annually) in all Policy Years.
Monthly Cost Of Insurance Charge
On each Monthly Deduction Day, we will deduct the Monthly Cost of Insurance Charge from the Cash Value of your Policy for the cost of providing a Life Insurance Benefit to you. This charge equals (a) multiplied by the result of (b) minus (c), where:
(a)
is the Monthly Cost of Insurance rate per $1,000 of insurance, divided by 1,000;
(b)
is the Life Insurance Benefit as of the Monthly Deduction Day, divided by 1.000830; and
(c)
is the Alternative Cash Surrender Value, plus any Policy Debt as of the Monthly Deduction Day before this Monthly Cost of Insurance Charge is deducted, but only after the other Monthly Deduction Charges are deducted.
The Net Amount at Risk is (b) minus (c).
The Monthly Cost of Insurance Charge will never be less than zero.
The Life Insurance Benefit varies based on the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and Loan Account, Policy Debt, charges, and premium payments. We determine the initial rate of the Monthly Cost of Insurance based upon our underwriting of your Policy and on whether the Policy is corporate- or individually-owned. Underwriting determinations are based on various factors including, but not limited to, the Insured’s Issue Age, gender, underwriting class, Policy Year, and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors, including, but not limited to, mortality, investment income, expenses, and persistency.
For Insureds rated sub-standard risks, a Monthly Additional Flat Extra may be assessed in addition to the current Cost of Insurance Charge due to an Insured’s circumstances including, but not limited to, his or her medical condition, occupation, or motor vehicle or aviation record. Any Monthly Additional Flat Extras (which might apply to certain Insureds based on our underwriting) will also be deducted on each Monthly Deduction Day. If applicable, the amount and duration of these Monthly Additional Flat Extras will be displayed on your Policy Data Pages. The total Cost of Insurance Charges plus the Monthly Additional Flat Extra (if any), however, will never exceed the guaranteed maximum Cost of Insurance Charges rates for your Policy.
We will no longer deduct Monthly Cost of Insurance Charges after the Insured reaches Attained Age 100.

Monthly Mortality And Expense Charge
We assume a mortality risk that the group of lives we have insured under our policies may, on average, not live as long as we have expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than what we have estimated. On each Monthly Deduction Day, we deduct a Monthly M&E Charge based on the Accumulation Value as of that day. This charge varies based on the Accumulation Cash Value and the Policy duration.
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Current: We deduct a Monthly Mortality and Expense Charge based on the Policy’s Accumulation Units in the Separate Account, the PCO selected, and the Policy Year. The current Monthly Mortality and Expense Charges (annual rates) for each of the PCOs are listed below.

Policy Years	PCO A	PCO B	PCO C	PCO D	PCO E	PCO F (Individual Charge Option)
1-15	0.53%	0.35%	0.15%	0.10%	0.34%	0.53%
16-20	0.53%	0.35%	0.15%	0.10%	0.15%	0.53%
21-25	0.53%	0.15%	0.15%	0.10%	0.15%	0.53%
26+	0.15%	0.15%	0.15%	0.10%	0.15%	0.15%
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Guaranteed Maximum: We guarantee that the Monthly M&E Charge will never exceed an annual rate of 0.90%, or $9.00 per $1,000, of the Policy’s Accumulation Value for all PCOs.
The Monthly M&E Charge will also vary based on the PCO that is applicable to your Policy at the time of issue. (See “Charges Associated with the Policy—Policy Charge Options (“PCOs”).”) We may increase or decrease the current Monthly M&E Charge if the mortality risk profile of policyowners changes, or if a change in law, regulation, or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. However, the Monthly M&E Charge will never exceed the guaranteed maximum. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.
If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.
Monthly Per Thousand Face Amount Charge
We currently deduct a Monthly Per Thousand Face Amount Charge that varies based on the Insured’s Issue Age, gender, and class of risk at the time of issue. The Monthly Per Thousand Face Amount Charge for each Face Amount increase is based on the Insured’s Issue Age, gender, and class of risk at the time that increase took effect. We calculate the Monthly Per Thousand Face Amount Charge for the initial Face Amount separately from the Monthly Per Face Amount Charge for any increase in the Policy’s Face Amount.
The maximum Monthly Per Thousand Face Amount charge for any Policy Year will not be greater than 0.60% of the Face Amount divided by 1,000. For example, if the Face Amount of a Policy is $100,000, the guaranteed maximum Monthly Per Thousand Face Amount Charge charged would equal: (7.2% / 12) x $100,000 / 1,000 or $0.60, totaling $7.20 annually.
Allocating Expense Charge Deductions
You can choose how to allocate deductions from your Cash Value. These include the Monthly Contract Charge, Monthly Cost of Insurance Charge, Monthly Additional Flat Extras, Monthly Per Thousand Face Amount Charge, and Monthly M&E Charge. You can instruct us at the time of the Policy application, and any time thereafter, to have expenses deducted from any of the Investment Allocation Options you have chosen, or a combination of those Investment Allocation Options. You can change these instructions at any time.

If the accumulations in the Investment Allocation Options you have chosen for deduction under your Policy are insufficient to pay these charges, we will deduct the charges proportionately from each of the other Investment Divisions in your Policy and the Fixed Account. If you do not instruct us on how you would like the expenses allocated, we will deduct these charges proportionately from each of the Investment Divisions under your Policy and the Fixed Account.
Separate Account Charges
Charges for Federal Income Taxes
We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.
Fund Charges
Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the Accumulation Unit value. The Accumulation Unit value reflects the investment advisory fees and other expenses that are deducted from the assets of the corresponding Eligible Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and may vary from year to year. These fees and expenses are described in the Eligible Portfolios’ prospectuses. See “Appendix—Eligible Portfolios Available under the Policy” and https://dfinview.com/NewYorkLife/TAHD/cevulplus.
Certain Eligible Portfolios may also impose liquidity or redemption fees on surrenders and partial surrenders (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer these fees and deduct them from your Cash Value or Policy Transaction proceeds.
Partial Surrender Processing Fee
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. Currently, we do not charge a fee when you make a partial surrender.
Fund Transfer Charge
We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $100 per transfer for any transfer in excess of 12 in a Policy Year.
Loan Charges
We currently charge an Effective Annual Loan Interest Rate of 5.00%, payable in arrears. The maximum loan interest rate we will charge is 8.00%. When you Request a loan, an amount equal to the requested loan amount is transferred from the Investment Allocation Options to the Loan Account and this amount is added to any Policy Debt.
When you take a loan against your Policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the GMIR credited to the Fixed Account for your Policy. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 2.00% less than the Effective Annual Loan Interest Rate we charge. Beginning on the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.05% less than the Effective Annual Loan Interest Rate we charge. These rates are not guaranteed and we can change them at any time, subject to the above-mentioned minimums. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the Effective Annual Loan Interest Rate, less 2.00%; or (2) the Fixed Account GMIR. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and we can change them at any time, subject to the minimums described above. (See “Loans” for more information.)
Commissions Paid to Dealers
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this Policy or any other insurance or investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the Policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker- dealer.
Commission rates will vary depending on the PCO selected. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer with respect to the PCO you elected, which may, in turn, affect the performance of your Policy. As a consequence, your choice of a PCO should be based on your plans with respect to the amount and schedule of Premiums paid, levels of risk tolerance (including whether you will allocate Premiums to the Fixed Account), your time horizon, and whether a PCO’s costs and benefits are consistent with the compensation received by your registered representative or broker-dealer and your desired level of Policy service. Please ask your registered representative or broker-dealer to review your various options. You should review several illustrations with different PCOs and various rates of return before you purchase the Policy and select a PCO.
Broker-dealers will be paid commissions not to exceed 30% of Premiums paid up to the Target Premium in Policy Year 1 and 12% for Policy Years 2-7 on Premiums paid up to the Target Premium. In addition, we pay broker-dealers a maximum of 4% commission on Premiums paid in excess of the Target Premium in Policy Year 1 and 3% for Policy Years 2-7.
We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation based on a percentage of a Policy’s Cash Surrender Value.
The commissions, service fees and other compensation described above is not deducted directly from your Policy’s cash value. Rather, NYLIAC and its affiliates pay these expenses from the Sales Expense Charges, other charges under the policies and other resources.
How the Policy Works – Example
The following example is based on the charges applicable to a Policy issued on or after the date of this prospectus to a corporate policyowner during the first Policy Year, issued on a guaranteed issue basis, non-smoking male Insured, Issue Age 45, with an initial Face Amount of $400,000, and a Target Premium of $17,012, who has selected Life Insurance Benefit Option 1, the CVAT, and PCO A, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.31% for all years:
	Premium Paid	$7,000
less:	Below Target Premium Expense Charge	1,068
	Above Target Premium Expense Charge	0
equals:	Net Premium	$5,932
less:	Monthly Mortality and Expense Risk Charge (varies monthly)	32
less	Monthly Cost of Insurance Charge (varies monthly)	141
less	Monthly Contract Charge	0
less	Monthly Per Thousand Face Amount Charge	0
less	Monthly Additional Flat Extras	0
plus:	Net investment performance (varies daily)	310
equals:	Cash Value	$6,069
plus:	Cash Value Enhancement	1,068
equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,137

The example that follows is based on the charges applicable to a Policy issued on or after the date of this prospectus to an individual policyowner during the first Policy Year, issued on a guaranteed issue basis, non-smoking male Insured, Issue Age 45, with an initial Face Amount of $400,000, and a Target Premium of $17,012, who has selected Life Insurance Benefit Option 1, the CVAT, and the Individual PCO (Option F), assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.31% for all years:
	Premium Paid	$7,000
less:	Below Target Premium Expense Charge	1,068
	Above Target Premium Expense Charge	0
equals:	Net Premium	$5,932
less:	Monthly Mortality and Expense Risk Charge (varies monthly)	32
less	Monthly Cost of Insurance Charge (varies monthly)	188
less	Monthly Contract Charge	0
less	Monthly Per Thousand Face Amount Charge	0
less	Monthly Additional Flat Extras	0
plus:	Net investment performance (varies daily)	309
equals:	Cash Value	$6,021
plus:	Cash Value Enhancement	1,068
equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,089
There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the Policy unless the policyowner pays more than the stated premium.

Description of the Policy

The Parties
There are three important parties to the Policy: the policyowner (or contract owner), the Insured, and the beneficiary (or payee). One party can have one or more of these roles. Each party plays an important role in a Policy.
POLICYOWNER: This person (persons) or entity can purchase and surrender a CorpExec VUL Plus Policy, and can make changes to it, such as:
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increase/decrease the Face Amount
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choose a different Life Insurance Benefit Option
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elect/add/terminate riders
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change a beneficiary
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choose/change underlying Investment Allocation Options
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take a loan against or take a partial surrender from the Cash Value of the Policy.
The current policyowner has the right to transfer ownership to another party/entity. This must be done using our approved “Transfer of Ownership” form in effect at the time of the Request. Please note that the completed Transfer of Ownership form must be sent to our Service Office in Good Order. When we record the change, it will take effect as of the date the form was signed, subject to any payment made or other action we take before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing Policy. This means the new policyowner will be required to provide its name, address, and other identifying information. A transfer of ownership Request on any variable product requires that the new owner(s) submit financial and suitability information. In addition, following certain types of ownership transfers, you may not be eligible to receive the Alternative Cash Surrender Value upon surrender. For more information about ACSV eligibility, please see “Surrenders—Full Surrenders—Requesting a Surrender.”
INSURED: This individual’s personal information determines the cost of the life insurance coverage and whether the Life Insurance Proceeds become payable.
BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the Life Insurance Proceeds from the Policy. If the policyowner is an individual, he or she may name his or her estate as the beneficiary.
The parties named as policyowner and beneficiary may affect whether and to what extent the Life Insurance Proceeds may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy” and “—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
The Policy
The Policy provides life insurance protection on the named Insured. We will pay the designated beneficiary the Life Insurance Proceeds if the Policy is still in effect when the Insured dies.
The Policy offers:
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flexible premium payments where you decide the timing and amount of the payment;
●
a choice of three Life Insurance Benefit options;
●
access to the Policy’s Cash Value through loans and partial surrender privileges (within limits);
●
the ability to increase or decrease the Policy’s Face Amount of insurance (within limits);
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a choice of Policy Charge Options; and

●
a selection of Investment Allocation Options, consisting of Investment Divisions and, under certain outstanding policies, a Fixed Account with a GMIR.
Your Policy will stay in effect as long as the Cash Surrender Value of your Policy is sufficient to pay your Policy’s monthly deductions.
How the Policy Is Available
The Policy is available only as a Non-Qualified Policy. This means that the Policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a Policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the Request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any Policy (or increasing its Face Amount), the policyowner must give us satisfactory evidence of insurability.
We may issue the Policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue and full medical underwriting. Under certain arrangements, if our procedures permit guaranteed issue underwriting, the cost of insurance rates are higher for healthy individuals when this method of underwriting is used than under a substantially similar policy that is issued based on full medical underwriting. Therefore, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting. Full medical underwriting is available only for corporate-owned Policies.
We may issue the Policy on a unisex basis in certain states where applicable. For Policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.
Policy Premiums
Once you have purchased your Policy, you can make Premium payments as often as you like and for any amount you choose, within limits. Other than the initial Premium, there are no required Premium payments. However, you may need to make additional Premium payments to keep your Policy from lapsing. The currently available methods of payment are: direct payments to NYLIAC and any other method to which we agree. (See “Premiums” for more information.)
Cash Value
After the free look period has expired, or after we receive your Policy delivery receipt, whichever is later, the Cash Value of the Policy at any time is the sum of the Accumulation Value, plus the value in the Fixed Account and the Loan Account. A number of factors affect your Policy’s Cash Value, including, but not limited to:
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the amount and frequency of the Premium payments;
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the investment experience of the Investment Divisions you choose;
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the interest credited on the amount in the Fixed Account;
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the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and
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the amount of charges we deduct.
Cash Surrender Value
The Cash Surrender Value equals the Cash Value less Policy Debt.
Alternative Cash Surrender Value
The Alternative Cash Surrender Value is equal to the Cash Surrender Value of the Policy, plus the Cash Value Enhancement. You are generally not eligible to receive the ACSV if: (a) the Policy is assigned, including an assignment made as part of an exchange under IRC Section 1035, or (b) there is a change of Policy ownership, unless the new policyowner is: (i) your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed due to a merger or acquisition; or (ii) a trust you established for the purpose of providing employee benefits. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial surrender. The ACSV is also not available during the Right to Examine period. Finally, the ACSV is not available following the expiration of ten Policy Years.
Cash Value Enhancement
The value of the CVE at any time is equal to the Cumulative Premium Expense Charge, multiplied by the CVE percentage shown below by Policy Year. The CVE percentage is the same for all PCOs.
1	2	3	4	5	6	7	8	9	10	11+
100%	100%	98%	95%	90%	80%	70%	55%	40%	25%	0%
The maximum CVE rate that will be applied to your Cumulative Premium Expense Charge is 120% in all Policy Years during which it is available.
The Cumulative Premium Expense Charge will vary based on the PCO applicable to your Policy. (See “Charges Associated with the Policy—Policy Charge Options (“PCOs”)” and “Table of Fees and Expenses—Transaction Fees” for more information.)
The CVE benefit serves as a full or partial return of the Premium Expense Charges previously assessed. A benefit of the CVE to a corporate policy owner is to allow the policies in the early Policy Years to more closely track the corporate liability that the policies are intended to off-set. The difference between the Cumulative Premiums and the Cash Surrender Value is generally greater in the early Policy Years due to the Premium Expense Charges (the upfront costs associated with purchasing the Policy) and the lack of time for the Policy's Cash Value potentially to grow.
In the event of a complete surrender in the early Policy Years, the CVE is intended to eliminate or reduce the difference between the Cumulative Premiums and the amount receivable on a complete (full) surrender. This is accomplished by lowering the cost associated with a surrender in the early Policy Years. The ACSV and CVE benefit may not achieve the intended goal.
NYLIAC does not put aside, segregate, or hold any funds or amounts in a separate account or otherwise to specifically support or pay the CVE benefit. The CVE will not reflect investment experience or investment performance of any kind. The CVE benefit amount, if any, will not be paid or made from the Policy or Policy assets but is a General Account obligation of NYLIAC. Accordingly, the CVE benefit, including the policyowner’s right to receive payment, is subject to NYLIAC’s claims paying ability. Any claim to payment of the CVE benefit may be subordinate to other claims on the General Account in the event NYLIAC becomes insolvent. NYLIAC may postpone payment of the CVE benefit for up to six months from the date of a surrender request.
Policyowners should consult a tax advisor about the tax and accounting treatment of the Policy generally and the ACSV and CVE benefit in particular, before purchasing and in connection with selecting a PCO.
If your Policy is reinstated, the CVE will not be reinstated.
Investment Divisions and the Fixed Account
We allocate your Net Premium among your selected Investment Divisions, each of which invests in a specific Eligible Portfolio, available under the Policy (See “Appendix—Eligible Portfolios Available Under the Policy” for our list of available Eligible Portfolios) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to 20 Investment Divisions, as well as to the Fixed Account, at any one time. Certain Policies associated with a nonqualified deferred compensation plan may permit allocation among up to 35 Investment Allocation Options and the Fixed Account; contact us for more information.
Amount in the Separate Account
We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation

Units purchased or redeemed in an Investment Division by dividing the dollar amount of the Policy Transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.
Determining The Value Of An Accumulation Unit
We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.
The net investment factor we use to calculate the value of an Accumulation Unit in any Investment Division is (a) divided by (b), where:
(a)
is the net asset value of an Eligible Portfolio share, unit, or interest held in the Separate Account for that Investment Division determined at the end of the current Business Day on which we calculate the Accumulation Unit value, plus the per share, unit, or interest amount of any dividends paid or capital gain distributions made by the Eligible Portfolio if the ex-dividend date occurs since the end of the immediately preceding Business Day on which we calculate an Accumulation Unit value for that Investment Division; and
(b)
is the net asset value of an Eligible Portfolio share, unit, or interest held in the Separate Account for that Investment Division determined as of the end of the immediately preceding Business Day on which we calculated an Accumulation Unit value for that Investment Division.
The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.
Amount in the Fixed Account
We can limit the amount of Net Premium (and Cash Value) that may be allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account. We have the right to restrict the amount that is transferred to the Fixed Account. Any limitations on transfers are described in “Transfers Among Investment Divisions and the Fixed Account” below.
The amount you have in the Fixed Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account;
plus
(2) any transfers you have made from the Separate Account to the Fixed Account;
plus
(3) any interest credited to the Fixed Account based on the PCO you selected;
less
(4) any partial surrenders you have taken from the Fixed Account;
less
(5) any charges we have deducted from the Fixed Account;
less
(6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.
Transfers Among Investment Divisions and the Fixed Account
There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may apply a transfer charge, which will not exceed $100, for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Investment Allocation Options to which the transfer is being made. Transfer Requests must be submitted to our Service Office.
Transfers among Investment Divisions and from the Investment Divisions to the Fixed Account:
You may transfer all or part of the Cash Value among Investment Divisions and from the Investment Divisions to the Fixed Account. We have the right to establish limits on your ability to transfer all or part of the Cash Value from an Investment Division to the Fixed Account. These limits may include allowing no transfers from the Investment

Divisions to the Fixed Account. Only the current transfer limitations are described below. We will provide you 30 days’ notice before imposing any additional limits on transfers.
You may make transfers among Investment Divisions and from the Investment Divisions to the Fixed Account, subject to the following two conditions:
●
Minimum Transfer—Unless we agree otherwise, the minimum amount that may be transferred is the smaller of: (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is made.
●
Minimum Remaining Value—After the transfer, the value of: (i) the remaining Accumulation Units in an Investment Division or (ii) the Fixed Account must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer.
Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer Request. Transfers received after the close of the NYSE (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.
Transfers from the Fixed Account to the Investment Divisions:
You may make transfers from the Fixed Account to the Investment Divisions, subject to limitations that we determine. We have the right to establish limits on your ability to transfer all of part of the Cash Value from the Fixed Account to an Investment Division. These limits may include allowing no transfers from the Fixed Account to an Investment Division.
●
Minimum Transfer—Unless we agree otherwise, the minimum amount that may be transferred is $500.
●
Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer. (This will apply even in cases where we have limited the maximum that you may transfer, as stated above.)
Limits On Transfers
Procedures Designed to Limit Potentially Harmful Transfers—This Policy is not intended as a vehicle for market timing. Generally, we require that all transfer Requests be submitted through the U.S. mail or an overnight carrier. We may permit, in certain limited circumstances for a limited category of policies, transfer Requests to be submitted by fax or e-mail transmission. These requirements are designed to limit potentially harmful transfers.
Your ability to make transfers under the Policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.
Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the Policy, we may, for example:
●
reject a transfer Request from you or from any person acting on your behalf;
●
restrict the method of making a transfer;
●
charge you for any redemption fee imposed by an underlying Fund; and/or
●
limit the dollar amount, frequency or number of transfers.
We do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the NYLI VP U.S. Government Money Market Investment Division or Fidelity® VIP Government Money Market Portfolio or within six months of the issuance of a Policy immediately after funds have been transferred to the NYLI VP U.S. Government Money Market Investment Division or Fidelity® VIP Government Money Market Portfolio at the expiration of the free look period, and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your Policy will be subject to these changes regardless of the Issue Date of your Policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer Request, regardless of when your Policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.
We apply our limits on transfers procedures to all owners of this Policy without exception.
Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer Request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer Request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer Requests must be sent to our Service Office. Standing allocation instructions into a Fund that has restricted your trading, including in any of the Dollar Cost Averaging programs, will also be rejected, reversed or modified until further allocation instructions are received from you. We will provide you with written notice of any transfer Request we reject or reverse. You should read the Eligible Portfolios’ prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.
Risks Associated with Potentially Harmful Transfers—Our transfer procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the Policies.
●
We do not currently impose redemption fees on transfers or expressly limit the number or maximum amount of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.
●
Our ability to detect and deter potentially harmful transfer activity may be limited by Policy provisions.
(1)
The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.
(2)
The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this Policy and other variable policies we issue. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer Requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.
●
Other insurance companies that invest in the Eligible Portfolios underlying this Policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying Eligible Portfolios.
●
Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to, among other things:
(1)
an adverse effect on management of the underlying Eligible Portfolio, such as:
a)
impeding the portfolio manager’s ability to sustain an investment objective;

b)
causing the Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or
c)
causing the Eligible Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay partial surrenders or transfers out of the underlying Eligible Portfolio.
(2)
increased administrative and brokerage expenses.
(3)
dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of the underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).
Additional Benefits Through Options Available at No Additional Charge
Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Dollar Cost Averaging (DCA)
DCA is a systematic method
of investing that allows you
to purchase shares of the
Investment Divisions at
regular intervals in fixed
dollar amounts so that the
cost of your shares is
averaged over time and over
various market cycles. There
is no charge for electing
DCA.
Optional
To set up DCA, in addition to
sending a completed DCA
form to our Service Office in
Good Order, you must
specify:
•the dollar amount you want
to have transferred
(minimum transfer $100);
•the Investment Division
from which you want to
transfer money;
•the Investment Division(s)
and/or Fixed Account to
which you want to transfer
money;
•the date on which you want
the transfers to be made,
within limits; and
•how often you would like
the transfers made, either
monthly, quarterly,
semi-annually, or annually.
You may not make DCA
transfers from the Fixed
Account, but you may
make DCA transfers into
the Fixed Account, subject
to any limits specified in
the section, “Description of
the Policy—Investment
Divisions and the Fixed
Account—Transfers Among
Investment Divisions and
the Fixed Account.”
You may elect this option if
your Cash Value is $2,500
or more. We will suspend
this option automatically if

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

the Cash Value is less than
$2,000 on a transfer date.
Once the Cash Value
equals or exceeds $2,000,
the DCA transfers will
resume automatically as
last requested.
You cannot elect Automatic
Asset Reallocation if you
have chosen DCA.
However, you have the
option of alternating
between these two Policy
options.

Automatic Asset Reallocation (AAR)
If you choose this option, we
will reallocate your assets
automatically on a schedule
you select among the
Investment Divisions to
maintain a predetermined
percentage invested in the
Investment Division(s) you
have selected. For example,
you could specify that 50% of
the amount you have in the
Investment Divisions of the
Separate Account be
allocated to one Investment
Division, while the other 50%
be allocated to another
Investment Division. Over
time, however, performance
variations in each of these
Investment Division would
cause this balance to shift.
There is no charge for
electing AAR.
Optional
•Values in the Fixed
Account are excluded from
AAR.
•Your AAR will be cancelled
if a premium allocation
change or Investment
Division transfer is
submitted on your behalf
and the AAR is not also
modified at the time to be
consistent with your
Investment Division
transfer and premium
allocation changes.
•You may elect this option if
your Cash Value in your
Separate Account is
$2,500 or more. We will
suspend this option
automatically if your Cash
Value in the Separate
Account is less than
$2,000 on a reallocation
date. Once your Cash
Value in the Separate
Account equals or exceeds
this amount, AAR will
resume automatically as
scheduled.
•You cannot elect AAR if
you have chosen DCA.
However, you have the
option of alternating
between these two Policy
options.

Loans	You may borrow any amount up to the Loan Value of the	Optional	•Loan requests are subject to the Minimum

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations

Policy. The value in the Loan
Account will never be less
than (a + b) – c, where: a =
the amount in the Loan
Account on the prior Policy
Anniversary; b = the amount
of any loan taken since the
prior Policy Anniversary; and
c = any loan amount repaid
since the prior Policy
Anniversary.

Redemption amount of
$500 per Investment
Division.
•When you take a loan
against your Policy, the
loaned amount that we
hold in the Loan Account is
charged an Effective
Annual Loan Interest Rate
of 5.00%. The maximum
loan interest rate that we
will charge is 8.00%.
•When you take a loan
against your Policy, the
loaned amount that we
hold in the Loan Account
may also earn interest.
These rates may be
different from those we
charge you for loan
interest. They are not
guaranteed, and we can
change them at any time
subject to the minimums
described above.
(See “Charges Associated
with the Policy—Loan
Charges”; “Loans”,
“Loans—Interest Credited
on the Cash Value Held as
Collateral for a Policy
Loan”; and “Additional
Information About
Fees—Periodic Charges
Other than Annual Fund
Expenses—Loan Interest”
for more information.)

Dollar Cost Averaging (DCA)
Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to our Service Office in Good Order. There is no charge for electing Dollar Cost Averaging.
The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

We do not count Dollar Cost Averaging transfers against any limitations we may impose on the number of free transfers. We will make all Dollar Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You may specify any day of the month other than the 29th, 30th, or 31st of a month. We will not process a Dollar Cost Averaging transfer unless we have received a Request. We must receive this Request at least five Business Days before the date Dollar Cost Averaging transfers are scheduled to begin. If your Request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your Request.
You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging option, we must receive a Request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two Policy features.
Automatic Asset Reallocation (AAR)
As noted above, if you choose this option, we will reallocate your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Division would cause this balance to shift. With AAR, we will reallocate the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify.
We will make AAR transfers either quarterly, semi-annually, or annually (but not monthly), based on your Policy Anniversary. If your Policy Anniversary is on the 29th, 30th, or 31st of a month, the reallocation transfer will occur on the 28th of the month. AAR transfers may be canceled subject to the terms outlined in the Table above. To process AAR transfers, or to cancel or modify an existing AAR, you must send a Request. NYLIAC must receive your Request no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your Request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your Request.
There is no minimum amount which you must allocate among the Investment Divisions under this option. We do not count AAR transfers against any limitations we may impose on the number of free transfers.
Attained Age 100 Policy Anniversary
Beginning on the Policy Anniversary on which the Insured’s Attained Age is 100, the Life Insurance Benefit will equal the Cash Value for all subsequent years, but the following limitations will apply:
(a)
No further Planned or Unplanned Premiums will be allowed, except as needed to keep your Policy from lapsing, and no further deductions for Monthly Cost of Insurance or Monthly Per Thousand Face Amount charges will be made from the Cash Value. We will continue to deduct all other Monthly Deduction Charges.
(b)
The amount in the Fixed Account will continue to accumulate interest.
(c)
You may Request new Policy loans and loan interest will continue to accrue on any new and existing loans at the Effective Annual Loan Interest Rate. However, if the amount of the Policy Debt is greater than the Cash Surrender Value of your Policy, your Policy could lapse.
(d)
Partial surrenders and loan repayments will continue to be allowed.
(e)
Changes to the Life Insurance Benefit Option will not be allowed.
(f)
The Policy may be surrendered for its proceeds by submitting a Notice to us.
(g)
Any riders attached to your Policy will end, unless stated otherwise in the rider.
(h)
Any assets in the Separate Account will continue to participate in the investment experience of the Investment Divisions.

(i)
Transfers among the Investment Allocation Options will continue to be allowed, subject to the limitations described in this prospectus. Please refer to “Description of the Policy—Investment Divisions and the Fixed Account—Transfers Among Investment Divisions and the Fixed Account” for more information on these limitations.
Your Policy may not qualify as life insurance after the Insured’s Attained Age 100 under federal tax law and may be subject to adverse tax consequences. Please consult your tax advisor before choosing to continue the Policy or take a Policy loan after Attained Age 100.
If your Policy is still in effect when the Insured dies, we will pay the Life Insurance Proceeds to the beneficiary.
Tax-Free “Section 1035” Insurance Policy Exchanges
Generally, you may exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your existing Policy and you will have to pay sales expense charges on the new policy. (See “Charges Associated with the Policy—Deductions from Premium Payments—Premium Expense Charge” for more information.) Also, some charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts, that the exchange is in your best interest.
Because the final surrender value of your existing Policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be affected by increases or decreases in Policy values that result from market fluctuations during the period between submission of the exchange Request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange Request. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.
24 Month Exchange Privilege
Within the first 24 months after the Issue Date of your Policy, if you decide that you do not want to own your CorpExec VUL Plus Policy, you may exchange it for a policy on the life of the Insured without evidence of insurability.
The new policy will be on a permanent plan of life insurance, which we were offering for this purpose on the Issue Date of the existing Policy. The new policy will have a face amount equal to the initial Face Amount of your existing Policy. It will be based on the same Policy Date, Insured’s class of risk, gender, and Issue Age, but will not offer variable Investment Allocation Options, such as Investment Divisions. The new policy will have the same provisions and be subject to the same limitations as are in the series of permanent plan life insurance policies being issued by us on that date.
To exchange your Policy:
●
your Policy must be in effect on the date of the exchange;
●
you must repay any Policy Debt;
●
you must send a Request to our Service Office; and
●
if necessary, we will require you to make any adjustment between the premiums and Cash Values of the existing Policy and the new policy.
You will have to pay any premium or sales expense charges imposed by the new policy.
The date of exchange will be the date we receive your Policy, along with a signed application for an exchange, and deem all requirements in Good Order.
When you exchange your Policy, all riders, if any, and benefits for that Policy will end, unless otherwise required by law or we agree otherwise. Requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange Request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.
Loans

You may borrow any amount up to the Loan Value of the Policy, subject to the Minimum Redemption amount of $500 per Investment Division. The value in the Loan Account will never be less than (a + b) – c, where:
a = the amount in the Loan Account on the prior Policy Anniversary;
b = the amount of any loan taken since the prior Policy Anniversary; and
c = any loan amount repaid since the prior Policy Anniversary.
The effective date of the loan is the Business Day we receive your loan Request, if we receive it before the close of regular trading on the NYSE, generally 4 P.M. EST. Requests received after the NYSE closes are effective the next Business Day.
Generally, we will disburse your loan in one lump sum within seven days after we receive all necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)
Your Policy as Collateral for a Loan
Your Policy will be used as collateral to secure your loan. Any amount that secures a loan remains part of your Policy’s Cash Value but is transferred to the Loan Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on the Fixed Account.
The Loan Account secures any Policy Debt and is part of our General Account. When you Request a loan or when outstanding interest is added to and or becomes part of a loan (Policy Debt), a transfer of funds will be made from the Investment Allocation Options to the Loan Account so that the Cash Value in the Loan Account is at least 100% of the requested loan plus any existing Policy Debt. When you request a loan, you may specify the Investment Allocation Options from which the transfer should occur. If you do not specify the source, the transfer amount will be deducted pro-rata from the Investment Allocation Options.
If the requested loan exceeds the amount invested in the specified Investment Allocation Options, the balance will be transferred pro-rata from your assets in the remaining Investment Allocation Options you have.
Transfers from Investment Allocation Options to the Loan Account are subject to the Minimum Redemption amount of $500 per Investment Division. See “Description of the Policy—Investment Divisions and the Fixed Account—Transfers Among Investment Divisions and the Fixed Account.”)
On each Policy Anniversary:
(a) if the Policy Debt exceeds the amount in the Loan Account, the excess amount will be transferred from the Investment Allocation Options to the Loan Account.
(b) if the amount in the Loan Account exceeds the Policy Debt, the excess will be transferred from the Loan Account to the Investment Allocation Options in accordance with the instructions we have on file.
Loan Interest
We currently charge an Effective Annual Loan Interest rate of 5.00%, payable in arrears. Loan interest accrues each day. Any loan interest that you do not pay as of the Policy Anniversary will become part of the loan, and will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.
Interest Credited on the Cash Value Held as Collateral for a Policy Loan
When you take a loan against your Policy, the loaned amount that we hold in the Loan Account may earn interest at a different rate from the Effective Annual Loan Interest Rate. The rate on the Loan Account may also be different from the rate we credit on amounts in the Fixed Account. We guarantee that the rate we credit on the Loan Account will never be less than the greater of (1) the Effective Annual Loan Interest Rate, less 2.00%; or (2) the GMIR we credit to the Fixed Account. The interest earned on the Loan Account accrues daily and is credited to the Fixed Account daily.
Loan Repayment
You may repay all or part of a Policy loan at any time while your Policy is in effect. A payment we receive from you while you have a loan outstanding will only be credited as a loan repayment if designated as such. When a loan repayment is received, we will first use the money to cancel all or part of any Policy Debt which was originally taken from the Fixed Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions according to your premium allocation in effect on the date of your loan repayment, unless you indicate otherwise, and we agree. If there is no money allocated to the Investment Divisions on the date of your loan repayment, the entire remaining loan repayment amount will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at our Service Office. If we receive your loan repayment after the NYSE is closed for trading, or on a day the NYSE is not open for trading, we deem the day we receive your Request to be the next Business Day.
Excess Loan Condition
If the Policy Debt is greater than the Cash Value, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the excess of the Policy Debt over the Cash Value within 31 days after the day we mail you this notice, we will terminate your Policy. This could result in a taxable gain and penalty tax to you. (See "Termination and Reinstatement—Reinstatement Option.”)
The Effect of a Policy Loan
A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which receive investment performance) and placed in the Loan Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the Policy Debt will reduce the Cash Surrender Value or Life Insurance Proceeds that might otherwise be payable.
In addition, to the extent that a loan is not paid and the accrued interest is added to the Policy Debt, that interest becomes unpaid capitalized loan interest. Unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the Policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the Cumulative Premiums, Policy surrender or Policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the Loan Account. (See “Federal Income Tax Considerations” for more information.)

Premiums

Premium payments are classified as Planned or Unplanned Premiums.
The current available methods of payment are: direct payment to NYLIAC or any other method agreed to by us.
No Premium payment, Planned or Unplanned, may be in an amount that would jeopardize the Policy’s qualification as life insurance under Section 7702 of the IRC.
Subsequent Premium payments must be sent to our Service Office in Good Order.
You can call our Service Office to determine if we have received your Premium payment.
Acceptance of initial and subsequent Premium payments is subject to the Sales Standards of the selling broker-dealer (including those of our affiliated broker-dealer, NYLIFE Securities).
Planned Premium
When you apply for your Policy, you select a premium payment schedule, which indicates the amount and frequency of Premium payments you intend to make, subject to the limits that we may set. The premium amount you select for this schedule is called your “Planned Premium.” It is shown on your application. Factors that should be considered in determining your Premium payment are: age, underwriting class, gender, Policy Face Amount, Investment Division performance, and loans.
You may make Planned Premium payments at any time up to the Policy Anniversary on which the Insured's Attained Age is 100. However, if payment of a Planned Premium will cause the Life Insurance Benefit of your Policy to increase more than the Alternative Cash Surrender Value plus Policy Debt will increase, we may refuse that payment. In addition, we may require proof of insurability before accepting that payment and applying it to your Policy. If we require such proof, we will require a written application and will place a copy of that application in the Policy and make it a part of your Policy. There is no penalty if a Planned Premium is not paid, since Premium payments, other than the first Premium payment, are not specifically required. However, we will require one or more additional Premium payments in the circumstance where the Cash Surrender Value of your Policy is determined to be insufficient to pay the charges needed to keep your Policy in effect. Should the additional payment(s) not be made, your Policy will lapse. See “Termination and Reinstatement” below.
Unplanned Premium
An Unplanned Premium is a payment you make that is not part of the premium schedule you choose.
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While the Insured is living, you may make Unplanned Premium payments at any time before the Policy Anniversary on which the Insured’s Attained Age is 100. Unplanned Premium payments may only be made after the Attained Age 100 Policy Anniversary in order to keep the Policy from lapsing.
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If payment of an Unplanned Premium would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value plus Policy Debt, we may refuse it. In addition, we may require proof of insurability before accepting that payment and applying it to your Policy. If we require such proof, we will require a written application and will place a copy of that application in the Policy and make it a part of the Policy. The Life Insurance Benefit increase may be necessary for your Policy to continue to qualify as life insurance under IRC Section 7702.
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Any payment not specifically designated as a Planned Premium payment or a loan repayment will be credited to your Policy as an Unplanned Premium.
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The minimum Unplanned Premium amount we allow is $50.
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You may make up to 12 Unplanned Premium payments in a Policy Year.
Risk of Minimally Funded Policies
You may make additional Planned or Unplanned Premium payments at any time until the Policy Anniversary when the Insured's Attained Age is 100. We will require one or more additional Premium payments in the circumstance where the Cash Surrender Value of your Policy is determined to be insufficient to pay the charges needed to keep your Policy in effect. In such event, you may want to consider paying more Premium than requested to account for the impact of potential market fluctuations and performance-related risks on your Cash Value. Should the additional payment(s) not be made, your Policy will lapse.
Although Premium payments are flexible, you may need to make subsequent Premium payments so that the Cash Surrender Value of your Policy is sufficient to pay the charges needed to keep your Policy in effect. In addition, by paying only the minimum Premium required to keep the Policy in force, you may forego the opportunity to build up significant Cash Value in the Policy. A Policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuations and performance-related risks. When determining the amount of your Planned Premium payments, you should consider funding your Policy at a level that has the potential to maximize the investment opportunities within your Policy and to minimize the risks associated with market fluctuations. (Your Policy can lapse even if you pay all of the Planned Premiums on time.)
Timing and Valuation
Your Premium will be credited to your Policy on the Business Day that it is received at our Service Office in Good Order, assuming it is received prior to the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time. Any Premiums received in Good Order after that time will be credited to your Policy on the next Business Day.
The Portfolio assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.
Free Look
You have the right to cancel your Policy, within certain limits. Under the free look provision of your Policy, in most jurisdictions, you have 10 days after you receive your Policy to return it and receive a refund. (See “State Variations” for state-by-state details). To receive a refund, you must return the Policy in Good Order to our Service Office (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the Policy within 10 days of receiving the Policy, along with a Request for cancellation.
We will allocate Premium payments you make with your application or during the free look period to the General Account until the end of the free look period, unless we have specified otherwise in the “State Variations” section. After the end of the free look period, or the date we receive your Policy delivery receipt, whichever is later, we will then allocate the Net Premium plus any accrued interest to the Investment Divisions of the Separate Account or the Fixed Account according to the instructions in your Premium Allocation Form. If you cancel your Policy, we will pay you, as of the Business Day either our Service Office or the registered representative through whom you purchased it receives the Policy along with the Request for cancellation, the greater of (a) your Policy’s Cash Value less Policy Debt, or (b) the total Premium payments you have made, less Policy Debt and any partial surrenders you have taken. The ACSV (and CVE) does not apply if you exercise this “free look” or right to cancel.
Premium Payments
Premium payments should be mailed to our Service Office. Acceptance of initial and subsequent Premium payments (whether Planned or Unplanned) are subject to the Sales Standards of the selling broker-dealer (including those of our affiliated broker-dealer, NYLIFE Securities).
The currently available methods of payment are: direct payment to NYLIAC and any other method to which we agree.
We apply the Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions on the Premium allocation form that we have on file.
If you elect the GPT to determine whether your Policy qualifies as life insurance under IRC Section 7702, we may limit your Premium payments. If the Premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the Premiums we return to you will not include any gains or losses attributable to the investment return on those Premiums. We will credit interest at a rate of not less than 1.00% on those Premiums from the date such

Premiums cause the Policy to exceed the amount permitted under the GPT to the date we return the Premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information). You may call our Service Office to determine whether an additional Premium payment would be allowed under your Policy.
You may change the Premium allocation any time you make a subsequent Premium payment by submitting a revised Premium allocation form to our Service Office in Good Order. Your revised Premium allocation selection will be effective as of the Business Day we receive the revised Premium allocation at our Service Office in Good Order. Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must total 100% and be in whole numbers or, if needed, may contain up to two decimal places.
Premium Payments Returned for Insufficient Funds
If your Premium payment is returned by the bank for insufficient funds, we will reverse allocations to the Investment Allocation Options you have chosen and reserve the right to charge you a $100 fee for each returned payment. In addition, the affected Eligible Portfolios may also redeem shares to cover any losses they incur as a result of a returned payment. If two consecutive payments by check or electronic premium withdrawals are returned for insufficient funds, this Premium payment arrangement will be suspended until you provide Notice to our Service Office that you wish to resume the arrangement and we agree to do so.

Policy Payment Information

When Life Insurance Coverage Begins
Insurance coverage under the Policy will begin on the later of the Policy Date or the date we receive the first Planned Premium payment in Good Order.
The Monthly Deduction Charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date.
Changing the Face Amount of Your Policy
You may increase or decrease the Face Amount of your Policy on or after the first Policy Anniversary, subject to the minimum Face Amount limitations and minimum Face Amount increase and decrease amounts shown in the Premium Information section of your Policy Data Pages. If you increase the Face Amount, you may be subject to increased Monthly Cost of Insurance rates which in no event will be higher than the Maximum Cost of Insurance Rates in your Policy Data Pages. The Face Amount of your Policy affects the Life Insurance Benefit to be paid. To increase the Face Amount of your Policy, you must send a Request. We may require a written application, signed by you and the Insured, and proof of insurability to increase the Face Amount. Any increase in Face Amount will be subject to our approval and the limits we set, including the Maximum Option 3 Amount listed in your Policy Data Pages. If we approve an increase, we will increase the Face Amount on the Monthly Deduction Day on or after the Business Day we approve the increase. Any increase in Face Amount that occurs automatically and without your Request is not subject to evidence of insurability.
You should consider the following consequences when increasing the Face Amount of your Policy:
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possible increased Monthly Cost of Insurance Charges;
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an additional Monthly Per Thousand Face Amount Charge;
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a new suicide and contestability period applicable only to the amount of the increase;
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a change in the life insurance percentage applied to the entire Policy under Section 7702 of the IRC; and
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a possible new seven-year testing period for modified endowment contract status.
The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.
In addition, on or after the first Policy Anniversary, you may Request a decrease in the Face Amount of your policy. A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day we receive the policyowner’s Request for the decrease. You should consider the following possible consequences when decreasing the Face Amount of your Policy:
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a change in the total Policy Monthly Cost of Insurance Charge;
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a change in the Monthly Per Thousand Face Amount Charge;
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possible force-outs of premium if premiums paid exceed the GPT; and
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adverse tax consequences.
The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your Policy. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.
The policyowner may change the Face Amount while the Insured is living, but only if the Policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.

Life Insurance Proceeds
We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died while the Policy is in effect. These proceeds will equal:
     1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;
plus 2) any additional death benefits available under any available riders, if elected;
less 3) any Policy Debt; and
less 4) any unpaid Monthly Deduction Charges.
We will pay interest on these proceeds from the date the Insured died until the date we pay the proceeds. Interest will accrue at the rate we set each year. It will not be less than that required by law. See “Policy Payment Information—Life Insurance Benefit Options” for more information. We will generally pay a higher rate of interest beginning 31 calendar days from the latest of:
a.
the date that we receive due proof of the Insured’s death in Good Order;
b.
the date that we receive sufficient information to determine our liability, the extent of that liability, and the appropriate payee legally entitled to the Life Insurance Proceeds; and
c.
the date that legal impediments to payment of Life Insurance Proceeds that depend on the action of parties other than us are resolved and sufficient evidence of the same is provided to us. Legal impediments to payment include, but are not limited to, the establishment of guardianships and conservatorships, the appointment and qualification of trustees, executors and administrators, and the submission of important information required to satisfy state and federal reporting requirements.
See your Policy and “State Variations” for more information.
Beginning on the Policy Anniversary on which the Insured’s Attained Age is 100, the Face Amount, as shown on the Policy Data Pages, will no longer apply. Instead, the Life Insurance Benefit under the Policy will equal the Cash Value. We will reduce the amount of the Life Insurance Benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the Monthly Cost of Insurance Charge and Per Thousand Face Amount Charge. For more information about your Policy as of the Policy Anniversary when the Insured’s Attained Age is 100, see “Description of the Policy—Attained Age 100 Policy Anniversary.” The federal income tax treatment of a life insurance policy is uncertain after the Insured’s Attained Age is 100. See “Federal Income Tax Considerations.”
Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the date the Insured’s Attained Age is 100 or the date the Life Insurance Benefit is due and payable. For example, if the payment of a Life Insurance Benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the Life Insurance Benefit, or the beneficiary does not come forward to claim the Life Insurance Benefit in a timely manner, the Life Insurance Benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Insured last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay the Life Insurance Benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designation, including addresses, if and as they change. Please contact us at 1(888) 695-4748 or send a Notice to our Service Office (or any other address we indicate to you in writing) to make such changes.
Payees
The beneficiary is the person(s) or entity(ies) you have specified in our records to receive the Life Insurance Proceeds from your Policy. You have certain options regarding the Policy’s beneficiary:
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You name the beneficiary when you apply for the Policy. The beneficiary will receive the Life Insurance Proceeds after the Insured dies.

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You may elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.
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To change a revocable beneficiary while the Insured is living, you must send a Request. Generally, the change will take effect as of the date the Request is signed, unless otherwise specified by the policyowner and subject to any payments we made or actions we have already taken.
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If no beneficiary is living when the Insured dies, we will pay the Life Insurance Proceeds to you (the policyowner) or if you are deceased, to your estate or your successor in interest, unless we have other instructions from you to do otherwise.
You may name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
How We Will Pay Life Insurance Proceeds
We will pay the Life Insurance Proceeds in a lump sum unless the beneficiary chooses otherwise (See “Policy Payment Information—When We Pay Policy Proceeds” for information about your payment options). After the death of the Insured, if the beneficiary chooses a lump sum payment, we will pay the beneficiary a single check for the amount of the Life Insurance Proceeds. Any Life Insurance Proceeds paid in one sum will bear interest compounded each year from the date we receive due proof in Good Order that the Insured died while the Policy is in effect to the date of payment. We set the interest rate each year. This rate will be at least 3% per year and not less than that required by law.
When We Pay Policy Proceeds
If the Policy is still in effect, we will pay any Cash Surrender Value or, if applicable, Alternative Cash Surrender Value, partial surrenders, loan proceeds, or the Life Insurance Proceeds generally within seven days after we receive all of the necessary requirements at our Service Office in Good Order.
Under the following situations, payment of proceeds may be delayed:
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We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Life Insurance Proceeds during any period that:
(1)
we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or
(2)
the SEC, by order, permits us to delay payment in order to protect our policyowners.
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We may delay payment of any portion of any loan, CVE, or surrender Request, including Requests for partial surrenders, from the Fixed Account for up to six months from the date we receive your Request.
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We may delay payment of the entire Life Insurance Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.
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Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any Request for transfers, partial surrenders, surrenders, loans, or Life Insurance Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.
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If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, Life Insurance Proceeds, or amounts due pursuant to the free look provision until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.
We will pay interest on Life Insurance Proceeds from the date the Insured died until the date we pay the proceeds. Under certain circumstances, we may pay additional interest, as described in “Policy Payment Information—Life Insurance Proceeds.” We set the interest rate each year. It will not be less than that required by law.
Life Insurance Benefit Options
Under your Policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your Policy offers three options
Option 1—The Life Insurance Benefit under this option is equal to the greater of (a) the Face Amount of the Policy, or (b) a percentage of the sum of the Alternative Cash Surrender Value plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
Option 2—The Life Insurance Benefit under this option is equal to the greater of (a) the sum of the Face Amount of the Policy plus the Alternative Cash Surrender Value plus any Policy Debt, or (b) a percentage of the sum of the Alternative Cash Surrender Value plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
Option 3—The Life Insurance Benefit under this option is equal to the greater of (a) the sum of the Face Amount of the Policy plus any Adjusted Cumulative Premiums up to, but not exceeding, the Maximum Option 3 Amount listed on the Policy Data Pages, or (b) a percentage of the sum of the Alternative Cash Surrender Value plus any Policy Debt necessary for the Policy to qualify as life insurance under Section 7702 of the IRC.
The Cash Value and, if applicable, the Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. We subtract any Policy Debt and any Monthly Deduction Charges incurred but not yet deducted, and then credit any applicable interest on the balance. We pay interest on the Life Insurance Proceeds from the date of death to the date the Life Insurance Proceeds are paid. We set the interest rate each year. It will not be less than that required by law.
Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value plus Policy Debt, times a percentage determined from the appropriate IRC Section 7702 qualification test. You must choose either the GPT or CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. You can find the table that contains the percentages for the applicable test in the Policy Data Pages.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the Insured’s Attained Age) of the Alternative Cash Surrender Value plus Policy Debt. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on Attained Age, gender, and risk class of the Insured) of the Alternative Cash Surrender Value plus Policy Debt.
The corridor under the CVAT is different than the corridor under the GPT. Specifically, because the percentages used for GPT corridor are lower than under the CVAT, a GPT corridor policy must attain a higher level of Alternative Cash Surrender Value plus Policy Debt before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit may result in additional Cost of Insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a GPT policy.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more Premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit. (See below for examples of the impact of these tests on sample Life Insurance Benefit Options.)
Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:
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If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total Policy cost of insurance charges and lower Life Insurance Proceeds than under Options 2 or 3.
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If you choose Option 2, your Life Insurance Benefit will vary with your Policy’s Cash Value and you will generally have higher total Policy cost of insurance charges and higher Life Insurance Proceeds than under Option 1. While this option may allow you to accumulate Cash Value, the Life Insurance Benefit will be subject to an investment risk.
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If you choose Option 3, your Life Insurance Benefit will vary with your Policy’s Adjusted Cumulative Premium and you will generally have higher total Policy cost of insurance charges and higher Life Insurance Proceeds than under Option 1. While this option does not subject you to the investment risk that could result from electing Option 2, it may not provide you with the potential to maximize investment opportunities.
The Life Insurance Benefit Option you choose will affect your Policy’s Target Premium via its constituent Face Amount (See “Distribution and Compensation Arrangements” for more information). As Target Premiums, in turn, affect the amount of compensation received by your registered representative, they have the potential to influence the recommendation made by your registered representative or broker-dealer as to the Face Amount that will form part of the Life Insurance Benefit Option you choose.
There is no minimum Life Insurance Proceeds guarantee associated with the Policy.
Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Proceeds may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.
Effect of Investment Performance on the Life Insurance Benefit
Positive investment experience in the Investment Divisions may result in a Life Insurance Benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the Policy remains in force.
Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a Policy, assuming that Life Insurance Benefit Option 1 and the GPT table have been selected and that the Insured is a male with a Non smoker underwriting class, and assuming that the age at death is 45:
	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from GPT table	215%	215%
(4) Alternative Cash Surrender Value plus Policy Debt multiplied by Percentage from GPT table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000
Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT table have been selected and that the Insured is a male with a Nonsmoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from CVAT table	380%	380%
(4) Alternative Cash Surrender Value multiplied by Percentage from CVAT table	$190,000	$152,000
(5) Death Benefit = Greater of (1) and (4)	$190,000	$152,000
Changing Your Life Insurance Benefit Option
On or after the first Policy Anniversary, you may change the Life Insurance Benefit Option while the Insured is alive. However, Life Insurance Benefit Option changes to Option 3 will not be allowed while the Insured is alive. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. A Request for a change to the Life Insurance Benefit Option will be subject to our approval and the limits we set. We may require a written application signed by the policyowner and the Insured, and proof of insurability. Any change will take effect on the Monthly Deduction Day on or after the date we approve the policyowner’s Request. Any change will be subject to our approval and the limits we set. The Face Amount of the Policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change.
Changes from Option 1 to Option 2	Changes from Option 2 to Option 1
If you change from Option 1 to Option 2, the Face Amount of the Policy will be decreased by the sum of the Alternative Cash Surrender Value plus Policy Debt.	If you change from Option 2 to Option 1, the Face Amount of the Policy will be increased by the Alternative Cash Surrender Value plus Policy Debt.
Changes from Option 3 to Option 1	Changes from Option 3 to Option 2
If you change from Option 3 to Option 1, the Face Amount of the Policy will increase by the Cumulative Premiums.	If you change from Option 3 to Option 2, the Face Amount of the Policy will increase by the difference between the ACSV plus Policy Debt and the Cumulative Premiums.
Changes to Option 3 are prohibited.
To change your Life Insurance Benefit Option, you must submit a Request. Changing your Life Insurance Benefit Option may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit.
Additional Policy Provisions

Change of Ownership
A successor policyowner may be named in the application, in a form we provide, or be designated in a Request. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies (or ceases to exist) before the Insured, the original policyowner’s estate (or successor in interest) becomes the new policyowner.
The policyowner may also change the policyowner by sending a Request. When this change takes effect, all rights of ownership in the Policy will pass to the new policyowner.
When we record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner’s Notice, unless otherwise specified by the policyowner. This is subject to any payments we made or action we took before recording these changes. We may require that these changes be endorsed in the Policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the beneficiary. The ACSV is generally not available if (i) the Policy is assigned, including an assignment made as part of an exchange under Section 1035 of the IRC, or (ii) there is a change of Policy ownership, unless the new owner is: (i) your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed due to a merger or acquisition; or (ii) a trust you established for the purpose of providing employee benefits.
Limits On Our Rights To Challenge Your Policy
Generally, we must bring any legal action contesting the validity of your Policy within two years of the Issue Date. After that, we cannot contest its validity, except for failure to pay premiums, unless the Insured died within that two-year period, or for cases of fraud in the procurement of your Policy, but only when permitted in the state where your Policy was delivered. However, for any increase(s) in Face Amount, this two-year period begins on the effective date of the increase. We may contest the payment of that amount only on the basis of those statements made in the application for such increase in Face Amount. If the Life Insurance Benefit is increased due to an Unplanned Premium payment, a two-year contestable period for that increase, based on any statements made in the application for that increase, will begin on the effective date of that payment. However, our right to contest the Policy will not apply to an increase in Face Amount that is due simply to a change in the Life Insurance Benefit Option. If the Policy ends and is reinstated, we will not contest the Policy after it has been in effect during the lifetime of the Insured for two years from the date of reinstatement, unless the original contestable period has not expired as of that date.
Suicide
If the death of the Insured is a result of suicide within two years of the Issue Date, and while the Policy is in force, we will pay limited Life Insurance Proceeds in one sum to the beneficiary. The limited Life Insurance Proceeds are the total amount of premiums, less any Policy Debt and/or any partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase or the Life Insurance Benefit is increased due to an Unplanned Premium payment, we will only pay the Monthly Cost of Insurance Charges we deducted from Cash Value for that increase or payment in addition to the limited Life Insurance Proceeds, but not the amount of the Face Amount increase. No new suicide provision will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option. If the Policy has been reinstated, suicide within two years of the date of reinstatement is not covered by the Policy unless the original suicide period has not expired as of the effective date of the reinstatement.
Misstatement of Age or Gender
If the Policy application misstates the Insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, the Alternative Cash Surrender Value, the Life Insurance Benefit, and the benefits under any attached riders to reflect the correct age and gender as of the original Issue Date. We will adjust the Life Insurance Proceeds provided by your Policy based on the most recent mortality charge for the correct date of birth and/or gender. If that correction would cause a reduction in the Policy’s Cash Value, the Cash Value will remain unchanged. If that correction would cause an increase in the Cash Value, the Cash Value will be recalculated from the Issue Date using the mortality charge based on the correct age and/or gender.
Assignment
While the Insured is living, you may assign a Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a Request for the assignment at our Service Office. We are not responsible for the validity of any assignment. If your Policy is a modified endowment contract, assigning your Policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.) The Alternative Cash Surrender Value and Cash Value Enhancement are generally not available if you assign your Policy. (See “State Variations” and your Policy for more information about assignments.)
Surrenders

Partial Surrenders
You may request a partial surrender from your Policy if: (1) the Insured is living, (2) the partial surrender requested is at least $500, and (3) the partial surrender will not cause the Policy to fail to qualify as life insurance under IRC Section 7702.

Amount Available for a Partial Surrender
You may request a partial surrender from the Policy for an amount up to the Cash Surrender Value of your Policy. We process a partial surrender as of the Business Day we receive your Request. If we receive your Request after the NYSE is closed for trading, or on a day the NYSE is not open for trading, we will deem the day we receive your Request to be the next Business Day. If a partial surrender would reduce the Policy’s Face Amount below the minimum Face Amount requirement of $25,000, we reserve the right to require a full surrender. See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender may reduce your Face Amount, as applicable.
Requesting a Partial Surrender
You may request a partial surrender from your policy by sending a Request to our Service Office.
Generally, we will pay any partial surrender in one lump sum within seven days after we receive all necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)
Your requested partial surrender will be effective on the date we receive your written Request. However, if the day we receive your Request is not a Business Day or if your Request is received after the close of regular trading on the NYSE, then the requested partial surrender will be effective the next Business Day.
When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You may specify how much of the partial surrender you want taken from the amount you have in each of the Investment Allocation Options. If you do not specify how you would like your partial surrender allocated, we will request that you provide us with your allocations in a Notice. If the partial surrender Request is greater than the amount in the Investment Allocation Options you have chosen, we will request that you provide us your allocations in a Notice. A partial surrender may result in taxable income to you and a 10% penalty tax may apply on certain early surrenders made before the policyowner attains age 59 ½. (See “Federal Income Tax Considerations.”)
The Effect of a Partial Surrender
When you take a partial surrender, we reduce your Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and the Adjusted Cumulative Premiums by the amount of the partial surrender and any applicable partial surrender fee. To withdraw funds from the Policy, we must receive your Request.
●
Option 1
If you have elected Life Insurance Benefit Option 1, we reduce your Policy’s Face Amount by the greater of (a) or (b), where:
(a)
is zero, and
(b)
is the partial surrender less the greater of:
(i)
zero; or
(ii)
the sum of the Alternative Cash Surrender Value plus Policy Debt prior to the partial surrender, less the result of the Face Amount prior to the partial surrender, divided by the applicable percentage shown on the Policy Data Pages that corresponds to the Insured’s Attained Age at time of the partial surrender.
●
Option 2
For policies where Life Insurance Benefit Option 2 is in effect, a partial surrender will not affect the Face Amount.
●
Option 3
For policies where Life Insurance Benefit Option 3 is in effect and the Adjusted Cumulative Premiums are greater than the amount of the partial surrender, a partial surrender will not affect the Policy’s Face Amount. If the Adjusted

Cumulative Premiums are less than the amount of the partial surrender, the Face Amount will be reduced by the difference between:
(a)
the amount of the partial surrender less the Adjusted Cumulative Premiums immediately prior to the partial surrender; and
(b)
the greater of:
(i)
the Alternative Cash Surrender Value of the Policy immediately prior to the partial surrender, less the Adjusted Cumulative Premiums, minus the Policy’s Face Amount, divided by the applicable percentage, as shown on the Policy Data Pages for the Insured’s Attained Age at the time of the partial surrender; or
(ii)
zero.
If the above results in zero or a negative amount, there will be no adjustment in the Policy’s Face Amount.
The following example shows the effect of a partial surrender on the Life Insurance Benefit for Life Insurance Benefit Options 1 and 3, as described above, issued on a male Insured, Attained Age 65:
		Option 1	Option 3
Immediately prior to partial surrender	Total Face Amount	$1,005,000	$715,000
	Death Benefit	$1,005,000	$1,005,000
	ACSV	$500,000	$500,000
	Policy Debt	-	-
	Adjusted Cumulative Premium		$290,000
	Partial Surrender	$300,000	$300,000
	Percentage shown on Table of Cash Value %s for 7702 Compliance	201%	201%
Option 1	Total Face Amount:		$1,005,000
	We reduce Face Amount by the greater of (a) or (b) where:
	(a) is 0, and		-
	(b) is the partial surrender amount ($300,000) less the greater of:		$300,000
	(i) $0; or		-
	(ii) (($500,000 + $0 prior to partial surrenders) less $1,005,000), divided by 201%.		-
	Face Amount Reduction: (partial surrender amount ($300,000) less $0)		$300,000
	Face Amount Reduced to:		$705,000

Option 3	Total Face Amount:	$715,000
	If the Adjusted Cumulative Premiums ($290,000) are less than the partial surrender amount ($300,000), we will reduce the Face Amount by the difference between:
	a) $300,000 less $290,000 (prior to surrender); and	$10,000
	b) the greater of:
	i) $500,000 (ACSV pre-surrender) less $290,000 (Adjusted Cumulative Premiums) less $715,000 (Face Amount) divided by 201%; or	$(145,721)
	ii) $0.	-
	Face Amount Reduction: (difference between (a) [$10,000] and (b) [$0])	$10,000
	Face Amount Reduced to:	$705,000
Any decrease in the Policy’s Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in the Face Amount and then, to the initial Face Amount, in the reverse order in which they took place.
Full Surrenders
Cash Value
After the free look period has expired, or after we receive your Policy delivery receipt, whichever is later, the Cash Value of the Policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your Policy’s Cash Value, including, but not limited to:
●
the amount and frequency of the premium payments;
●
the investment experience of the Investment Divisions you choose;
●
the interest credited on the amount in the Fixed Account;
●
the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and
●
the amount of charges we deduct.
Cash Surrender Value
The Cash Surrender Value equals the Cash Value less Policy Debt.
Alternative Cash Surrender Value
The Alternative Cash Surrender Value (“ACSV”) is equal to the Policy's Cash Surrender Value plus the Cash Value Enhancement. You are generally not eligible to receive the ACSV if: (a) the Policy is assigned, including an assignment made as part of an exchange under IRC Section 1035, or (b) there is a change of Policy ownership, unless the new policyowner is: (i) your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed due to a merger or acquisition; or (ii) a trust you established for the purpose of providing employee benefits. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial surrender. The ACSV is also not available during the Right to Examine period. The ACSV is not available following the expiration of ten Policy Years.
Requesting a Surrender
To surrender the Policy, you must send a Request to our Service Office. Surrender Requests may also be accepted via fax or e-mail.

Upon full surrender, you will receive the Cash Surrender Value or, if applicable, the Alternative Cash Surrender Value, while the Insured is alive and this Policy is in effect. We will calculate the Cash Surrender Value or Alternative Cash Surrender Value as of the date on which we receive your Request, unless a later effective date is selected. All insurance will end on the date we receive your Request for full cash surrender at our Service Office.
You generally are not eligible to receive the Alternative Cash Surrender Value if (a) the Policy is assigned, including an assignment made as part of an exchange under Section 1035 of the IRC, or (b) there is a change of Policy ownership, unless the new owner is: (i) your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed due to a merger or acquisition; or (ii) a trust you established for the purpose of providing employee benefits.
When the Surrender is Effective
Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day our Service Office receives your Request, together with the Policy. If, however, the day we receive your Request is not a Business Day or if your Request is received after the closing of regular trading on the NYSE, the Requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds in one lump sum within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. All insurance coverage under the Policy will end on the day we receive your surrender Request. A surrender may result in taxable income and a 10% penalty tax may apply on certain early surrenders made before the policyowner attains age 59 ½. (See “Federal Income Tax Considerations” for more information.)
Termination and Reinstatement

Late Period
If, on a Monthly Deduction Day, your Cash Surrender Value is less than the Monthly Deduction Charges, your Policy will continue until the expiration of the Late Period. (See “State Variations” for state-by-state details.) This may happen even if all the Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the Late Period. Your Policy will remain in effect during the Late Period. However, if we do not receive the required payment, postmarked by the end of the Late Period, we will terminate your Policy. In such event, you will not receive the Cash Value, Cash Surrender Value, ACSV, Life Insurance Benefit, or any other Policy benefits. No new loans or partial surrenders may be taken during the Late Period.
If the Insured dies during the Late Period, we will pay the Life Insurance Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any Policy Debt and by any unpaid Monthly Deduction Charges for the full Policy Month(s) that run from the beginning of the Late Period through the end of the Policy Month in which the Insured dies.
Reinstatement Option
If your Policy has ended, you may Request that we reinstate your Policy (and any other benefits provided by riders in effect at the end of the Policy) if all of these conditions are met:
●
you send a Request for reinstatement within three years after your Policy is ended;
●
the Insured is alive;
●
you have not surrendered your Policy for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value.
Keep in mind that a termination and subsequent reinstatement may cause your Policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the Policy. See “Federal Income Tax Considerations—Modified Endowment Contract Status.”

If the required payment is made within 31 days after the end of the Late Period, no proof of insurability is required. If the required payment is not made within 31 days after the end of the Late Period, a written application will be required and you must provide proof of insurability that is acceptable to us.
To reinstate the Policy, you must make a payment sufficient to cover the Monthly Deduction Charges and any other Policy charges to keep the Policy in force for at least three months. This payment will be in lieu of the payment of all premiums in arrears. You may want to consider paying additional premium to protect against the impact of potential market fluctuations and performance-related risks on your Cash Value. If, at the time the Policy ended, an outstanding Policy loan was in effect, the Policy Debt at the time of lapse must also be repaid in full at the time of reinstatement.
We will apply your payment to the Investment Allocation Options as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after the close of the NYSE (usually 4:00 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be credited on the next Business Day. The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. Upon reinstatement of the Policy, the Cash Value Enhancement will not be reinstated.
The effective date of the reinstatement will be the Monthly Deduction Day on or following the date we approve the Request for reinstatement.
New contestability and suicide periods will apply from the effective date of reinstatement.
Distribution and Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
As discussed in the Commissions Paid to Dealers section above, the selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. See “Charges Associated with the Policy—Commissions Paid To Dealers.”
Please refer to the Statement of Additional Information (“SAI”) for additional information on distribution and compensation arrangements. The SAI is posted at https://dfinview.com/NewYorkLife/TAHD/cevulplus.
Federal Income Tax Considerations

Our Intent
Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the Policies. This is not an exhaustive discussion of all tax questions that might arise under the Policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your Policy.
The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the Policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the Policy, and upon your circumstances.
Tax Status of NYLIAC and the Separate Account
NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Policy Cash Values, and are automatically applied to increase the book reserves associated with the Policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the Policies.
Charges for Taxes
We impose a federal tax charge equal to up to 1.25% of premiums received under the Policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the Policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.
Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, we do not charge the Separate Account for these taxes. However, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the Policies.
Diversification Standards and Control Issues
In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.
The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your Policy’s pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy’s pro-rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.
Life Insurance Status of Policy
We believe that the Policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your Policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.
In addition, unless the Policy is a “modified endowment contract,” in which case the receipt of any loan under the Policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a surrender of the Policy or a partial surrender or, in certain circumstances where there is an existing Policy loan, upon a surrender or lapse of the Policy.
We reserve the right to make changes to the Policy if we think it is appropriate to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance.
IRC Section 101(j)—Impact on Employer-Owned Policies
For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires Policy Beneficiaries to treat Life Insurance Proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the Policy is issued, the employer-policyowner provides certain Notice to and obtains certain written consents from Insureds (who must be United States citizens or residents) in circumstances where:
(1)
the Insured was an individual who was an employee within 12 months of his death;
(2)
the Insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are owners of more than 5 percent of the employer, employees who for 2025 received compensation in excess of $155,000 in 2024, (or who for 2026 received in excess of $160,000 in 2025), directors and anyone else in the top 35 percent of employees based on compensation;
(3)
the Life Insurance Proceeds are paid to a family member of the Insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the Insured under the Policy (other than the policyowner), a trust established for either the family member’s or beneficiary’s benefit, or the Insured’s estate; or
(4)
the Life Insurance Proceeds are used to buy an equity interest in the policyowner from the family member, beneficiary, trust or estate.
Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.
If the contract is issued in a 1035 exchange of another employer-owned life insurance contract that satisfied the notice and consent requirements referenced above, you should discuss with your legal and tax advisors whether and to what extent a new notice and consent are required in connection with the exchange.
You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

Modified Endowment Contract Status
Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.
A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.
Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.
Because the Policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.
If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.
Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.
For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.
If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 591/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

Status of the Policy After the Insured Is Age 100
The IRS is considering the status of a life insurance policy after the Insured reaches, in the case of this Policy, age 100. The IRS has not issued final guidance on this issue. There is a risk that the Policy may not qualify as life insurance under the Federal tax law after the Insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the Policy after the Insured becomes age 100.
Policy Surrenders and Partial Surrenders
Upon a full surrender of a Policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less charges and any uncollected additional contract charges, exceeds the investment in your Policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a partial surrender from your Policy will depend upon whether the partial surrender results in a reduction of future benefits under your Policy and whether your Policy is a modified endowment contract. If upon a full surrender of a Policy, the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.
If your Policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial surrender.
3.8 Percent Medicare Tax on Certain Investment Income
In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from Qualified Plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this Policy, distributions or partial surrenders from this Policy or the exercise of other rights and options under this Policy (including Policy loans).
Policy Loans and Interest Deductions
We believe that under current law any loan received under your Policy will be treated as Policy Debt to you and that, unless your Policy is a modified endowment contract, no part of any loan under your Policy will constitute income to you. If your Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.
Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your Policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.
Exchanges, Sales, or Assignments of Policies
If you change the policyowner or exchange or assign your Policy, it may have significant tax consequences depending on the circumstances. An assignment, sale, or exchange of the Policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as capital gain. If you sell your Policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. For more information about policy assignments, sales, and exchanges, you should consult a qualified tax advisor.
Qualified Plans
The Policies may not be used with Qualified Plans.
Withholding
Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages) based on information you furnish on Form W-4P. For non-periodic distributions, the withholding is at a flat rate of 10%, unless you request a different rate of withholding on Form W-4R. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.
Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.
Business Uses of Policy
Businesses can use the Policies in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing Policy should consult a tax advisor.
Non-Individual Owners and Business Beneficiaries of Policies
If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.
Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations
Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
Other Tax Considerations
The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law.
The individual situation of each policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of life insurance proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping transfer, and other taxes.
For 2025, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $13,990,000, as adjusted for inflation, and 40%, respectively. The 2026 exemption amount is currently set to change to a substantially lower amount (expected to be approximately $7,000,000) if no legislation is enacted that would extend current law beyond 2025.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Records and Reports

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year, we will mail you a report showing your Policy’s Cash Value, Cash Surrender Value (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports Policy Transactions that you have Requested or authorized. Please review it carefully.
It is important that you inform NYLIAC of an address change so that you can receive these Policy statements (please refer to the section on “Management and Organization—Our Rights” and “—How to Reach Us for Policy Services.”) In the event that your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current Policy Transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid address is provided.
Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.
Financial Statements

The statutory statements of financial position of NYLIAC as of December 31, 2024 and 2023, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024 (including the report of the independent registered public accounting firm) and each of the investment divisions of the Separate Account’s statements of assets and liabilities as of December 31, 2024, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.
State Variations

The following lists all material state variations to the statements made in this prospectus. For more information, please review your Policy.
California
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Life Insurance Proceeds—If the Life Insurance Proceeds are not paid within 30 days of the Insured’s death, such Proceeds will bear interest each year from the date of the Insured’s death, until the claim is paid.
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A Notice of claim for the Life Insurance Proceeds includes a certified death certificate and any other lawful evidence providing equivalent information and proof of the claimant’s interest in the proceeds.
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Assignments and Changes of the Owner or Beneficiary—
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These changes may take place when Requests for them are received (and not recorded) by our Service Office.

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The CVE is not available if you exchange the Policy under Section 1035 of the IRC.
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Free Look (“Right To Examine Policy”)—Within 20 days after delivery, you may return the policy to us or to the registered representative through whom it was purchased. Upon such a return, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be the policy’s Cash Value, plus any Premium Expense Charges, plus any Monthly Deduction Charges, minus the Policy Debt.
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If you are over the age of 60, you may return the policy within 30 days from the date you received it. During that 30-day period, your money will be placed in a Fixed Account or money-market fund, unless you direct that the Premium be allocated to the Investment Divisions during the 30-day period. If you do not direct that the Premium be allocated to the Investment Divisions and you return the policy during the 30-day period, you will be entitled to a refund of the Premium and any policy fee paid. If you direct that the Premium be allocated to the Investment Divisions during the 30-day period, and if you return the policy during that period, you will be entitled to a refund of the policy’s cash value on the date the policy is received by us or the agent who sold you the policy, which could be less than the Premium you paid for the policy, plus any policy fee paid. A return of the policy after 30 days may result in substantial penalties, including a surrender charge.
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Alternative Cash Surrender Value—You are eligible to receive the ACSV provided that the policy has not been exchanged under Section 1035 of the IRC. The ACSV is available only upon a full surrender of the policy.
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Loan Interest Rate—Interest is compounded on the Policy Anniversary.
Delaware and South Dakota
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Payment of Life Insurance Benefit Proceeds—The Life Insurance Proceeds will bear interest each year from the date of the Insured’s death, after we receive due proof of the Insured’s death in Good Order. We set the interest rate each year. This rate will not be less than the rate required by law.
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Loan Account—The Loan Account will be credited with interest at a rate that will never be less than the Effective Annual Loan Interest Rate of 5.00%, less 2.00%.
District of Columbia
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Free Look (“Right to Examine Policy”) – Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:
(a)
The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or
(b)
The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.
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Transfer of Net Premiums—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.
Florida
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Right to Examine Policy—Within 14 days of delivery (30 days if issued as a result of a replacement), you may return the policy to NYLIAC or the registered representative through whom it was purchased.
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Life Insurance Benefit Option Changes—When you make a Request to change the Life Insurance Benefit Option, we may require a written application, signed by you and the Insured. Any change in the Life Insurance Benefit Option that increases the Net Amount of Risk will require proof of insurability.
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Deferral of Loan, Surrender, Transfer, or Life Insurance Proceeds—We will pay interest on surrender proceeds not paid within 30 days of receipt of such Request.

New York
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Individually-Owned Policies—Only individually-owned policies are available in the State of New York. Corporate-owned policies are not offered in the State of New York.
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Right to Examine Policy—Within 10 days after delivery (60 days if issued as a result of a replacement), you may return the policy to NYLIAC or the registered representative through whom it was purchased.
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Planned Premiums—The period for which the policy and coverage will continue in effect will also depend on, among other things, the Premium Expense Charge.
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Policy Charges—You will not select a Policy Charge Option. Instead, current charges and Fixed Account crediting rates under Policy Charge Option C will be applied to your policy, as only individually-owned policies are available. For more detailed information about the charges and crediting rates that apply to your policy, please refer to “Charges Associated with the Policy—Policy Charge Options (“PCOs”)." There are no references to “Policy Charge Options” in the policy form; nor are any current charges and Fixed Account crediting rates listed.
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Late Period—Ends 61 days after the Monthly Deduction Day when the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month. If this occurs, we will send you a notice at your last known address within 30 days of the start of the Late Period.
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Life Insurance Proceeds—The Life Insurance Proceeds will bear interest, computed daily from the date of the Insured’s death to the date of payment. The interest rate will be at least equal to the rate required by the state in which the policy was delivered.
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Change of Owner and Beneficiary—A change of ownership or beneficiary may take place only when we receive your Request at our Service Office. A change of an irrevocable beneficiary is not permitted without the written consent of the irrevocable beneficiary.
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Planned Premiums—You may increase or decrease the amount and frequency of any Planned Premium.
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Required Payment to Reinstate—To reinstate the policy, you must pay an amount sufficient to keep the policy (and any riders) in effect for at least three months as of the start of the Late Period.
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Paid-Up Insurance—You may elect paid-up insurance once per Policy Year by sending us a Notice. Your paid-up insurance begins as of the date that we process your Notice. If your policy is in the Late Period, you may elect paid-up insurance by providing us a Notice by the end of the Late Period and your paid-up insurance then begins as of the beginning of the Late Period. Once you elect paid-up insurance, no more premiums may be paid. The paid-up insurance proceeds will be payable to the beneficiary when we have proof that the Insured died while the paid-up insurance is in effect.
We calculate the amount of paid-up insurance as of the date your paid-up insurance begins. We do this by applying the sum of the remaining Cash Surrender Value, which is already reduced by the amount of any Policy Debt, at the net single premium rate for the Insured’s age and gender based on the mortality table and the Fixed Account GMIR shown on the Policy Data Pages. The amount of paid-up insurance may be increased, if necessary, so that the policy continues to qualify as life insurance under the Code.
After the Policy continues as paid-up insurance, we will continue to deduct from the Cash Value the Monthly Cost of Insurance and Monthly Per Thousand Face Amount charges for the policy on each Monthly Deduction Day. These cost of insurance charges will be based on the rates shown in the Table of Guaranteed Maximum Monthly Cost of Insurance Rates on the Policy Data Pages. Interest will be credited to the policy at the Fixed Account GMIR shown on the Policy Data Pages. Except for the Monthly Cost of Insurance and Monthly Per Thousand Face Amount charges, we will discontinue all other monthly deductions.
Once insurance has been changed to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders, and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the full Cash Value which remains at that time. All insurance will end when we receive your Request for the Cash Value.

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Change in Investment Objective—In the event of a material change in the investment policy of the Separate Account, you have the right to exchange, without evidence of insurability, to a permanent plan of life insurance policy that will not offer variable investment allocation options such as the Investment Divisions, for an amount not to exceed the Life Insurance Benefit of this policy on the date of exchange. You may elect a date of exchange that occurs within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later.
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Fixed Account—Any interest credited in excess of the GMIR will be nonforfeitable after the effective date of its crediting, except for any charges imposed under the policy and as permitted under New York State law.
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Monthly Deduction Charges—The sum of the Monthly Contract Charge and the current Monthly Cost of Insurance charge will not exceed the Table of Guaranteed Maximum Monthly Cost of Insurance rates shown on the Policy Data Pages.
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Information Provided in the Application—In issuing the policy, we have relied on statements made in the application, including statements made by the authority of the applicant. All such statements, including any statements made in a reinstatement application, are deemed to be representations and not warranties.
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Contestable Period—We will not contest the payment of the Life Insurance Proceeds based on the initial Face Amount after the policy has been in effect during the lifetime of the Insured for 2 years from the Issue Date, except for nonpayment of premiums, when permitted by the state where your policy was delivered.
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Payment of a Loan, Surrender, or Life Insurance Proceeds—We will apply the current Fixed Account crediting rate to any loan, surrender, or partial surrender amount deferred if the amount of interest accrued is $25 or more.
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Assignment or Transfer—Unless such right is assigned to an assignee, an assignee may not change the owner or beneficiary. An assignment may take place only when your Request is received at our Service Office. When received, the assignment will take place as of the date the request was signed. Any rights created by the assignment will be subject to any payments made or other actions taken by us prior to receipt of the assignment. The assignment is effective when signed.
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Annual Policy Report—The written report will include the amounts that have been credited or debited to your Cash Value and Cash Surrender Value during the current report period, identified by type. The amount of Policy Debt will include any interest charge. The report will also include any partial surrenders taken during the current reporting period.
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Exchange—Within 18 months of the Issue Date of the policy, you may exchange the policy, without evidence of insurability, for a permanent plan of life insurance that will not offer variable investment allocation options such as Investment Divisions. The Face Amount of the new individual policy will be based on the (a) same gender; (b) equivalent class of risk (as determined by us); and Insured’s Issue Age as of the Issue Date.
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Cost of Insurance Charge: Unismoker rates are used for both the current and guaranteed charges.
North Dakota
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Right to Examine Policy—Within 20 days after delivery (30 days if issued as a result of a replacement), you may return the Policy to NYLIAC or to the registered representative through whom it was purchased.
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Late Period—If, on a Monthly Deduction Day, the Cash Surrender Value is less than the Monthly Deduction Charges for the next Policy Month, the policy will continue until the expiration of the Late Period. This may happen even if all Planned Premiums have been paid. To inform you of this event, we will send a notice to you at your last known address at least 61 days before the end of the Late Period, requesting payment of the additional premium amount necessary to keep the policy in force.

Appendix:Eligible Portfolios Available Under the Policy
The following is a list of Eligible Portfolios available under the Policy as of the date of this Prospectus. Generally, you may allocate your Net Premiums or Cash Value among up to 20 of the Eligible Portfolios at any one time as well as to the Fixed Account. Certain Policies associated with a nonqualified deferred compensation plan may permit allocation among up to 35 Investment Divisions and the Fixed Account. More information about the Eligible Portfolios is available in the prospectuses for the Eligible Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/cevulplus. You can also request this information at no cost by calling our Service Office at (888) 695-4748, faxing us at (913) 906-4129, or emailing us at NYLAMN_Service@newyorklife.com.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Eligible Portfolio’s past performance is not necessarily an indication of future performance.
Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Equity	NYLI VP American Century Sustainable Equity–Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Sub-Adviser: American Century Investment Management, Inc. (“ACIM”)	0.66%	19.84%	11.76%	9.90%
Investment Grade Bond	NYLI VP Bond–Initial Class Adviser: New York Life Investments / Sub-Adviser: NYL Investors LLC (“NYLI”)	0.54%	1.84%	(0.42%)	1.32%
Large Cap Equity	NYLI VP Dimensional U.S. Equity–Initial Class (formerly MainStay VP Wellington U.S. Equity–Initial Class) Adviser: New York Life Investments/ Sub-Adviser: Dimensional Fund Advisors LP (“DFA”)	0.54%	23.86%	12.74%	11.33%
Sector	NYLI VP Fidelity Institutional AM® Utilities–Initial Class Adviser: New York Life Investments / Sub-Adviser: FIAM LLC	0.68%	28.94%	9.40%	7.86%
Non-Investment Grade Bond	NYLI VP Floating Rate–Initial Class Adviser: New York Life Investments / Sub-Adviser: NYLI	0.64%	8.09%	4.89%	4.53%
Alternatives	NYLI VP Hedge Multi-Strategy–Initial Class Adviser: New York Life Investments	1.08%	6.54%	2.41%	0.44%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Asset Allocation	NYLI VP Income Builder–Initial Class Adviser: New York Life Investments / Sub-Advisers: Epoch Investment Partners, Inc. and MacKay Shields LLC (“MacKay”)	0.62%	11.65%	4.86%	5.35%
Asset Allocation	NYLI VP Janus Henderson Balanced–Initial Class Adviser: New York Life Investments / Sub-Adviser: Janus Henderson Investors US LLC (“Janus”)	0.57%	15.72%	8.44%	8.73%
Non-Investment Grade Bond	NYLI VP MacKay Convertible–Initial Class Adviser: New York Life Investments / Sub-Adviser: MacKay	0.57%	8.64%	8.95%	8.57%
Non-Investment Grade Bond	NYLI VP MacKay High Yield Corporate Bond–Initial Class Adviser: New York Life Investments / Sub-Adviser: MacKay	0.58%	7.12%	4.15%	5.27%
Investment Grade Bond	NYLI VP MacKay U.S. Infrastructure Bond–Initial Class Adviser: New York Life Investments/ Sub-Adviser: MacKay	0.57%	1.03%	(0.55%)	0.62%
Sector	NYLI VP Natural Resources–Initial Class Adviser: New York Life Investments / Sub-Adviser: Newton Investment Management North America, LLC (“NIMNA”)	0.84%	0.74%	15.53%	5.04%
International/Global Equity	NYLI VP PineStone International Equity–Initial Class Adviser: New York Life Investments / Sub-Adviser: PineStone Asset Management Inc.	0.85%	4.51%	1.69%	4.85%
Small/Mid Cap Equity	NYLI VP Schroders Mid Cap Opportunities–Initial Class (formerly MainStay VP Wellington Mid Cap–Initial Class) Adviser: New York Life Investments/ Sub-Adviser: Schroder Investment Management North America Inc.	0.83%	9.98%	5.82%	6.24%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Money Market	NYLI VP U.S. Government Money Market–Initial Class Adviser: New York Life Investments / Sub-Adviser: NYLI	0.28%	5.02%	2.25%	1.48%
Small/Mid Cap Equity	NYLI VP Wellington Small Cap–Initial Class Adviser: New York Life Investments/ Sub-Adviser: Wellington Management Company LLP	0.75%	14.41%	6.06%	N/A
Large Cap Equity	NYLI VP Winslow Large Cap Growth–Initial Class Adviser: New York Life Investments / Sub-Adviser: Winslow Capital Management, LLC	0.74%	29.60%	16.86%	15.28%
Small/Mid Cap Equity	AB VPS Discovery Value Portfolio–Class A Adviser: AllianceBernstein L.P. (“AB”)	0.81%	10.02%	8.86%	7.63%
Large Cap Equity	AB VPS Large Cap Growth Portfolio–Class A Adviser: AB	0.65%	25.26%	16.16%	15.96%
Large Cap Equity	AB VPS Relative Value Portfolio–Class A Adviser: AB	0.61%	13.02%	9.81%	9.66%
Small/Mid Cap Equity	AB VPS Small Cap Growth Portfolio–Class A Adviser: AB	0.90%	18.64%	7.53%	10.60%
Small/Mid Cap Equity	Alger Small Cap Growth Portfolio–Class I-2 Shares Adviser: Fred Alger Management, LLC (Weatherbie Capital, LLC)	1.02%	16.49%	7.96%	7.05%
Asset Allocation	American Funds IS American Funds Global Balanced Fund–Class 1 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.51%	6.90%	5.10%	6.17%
Asset Allocation	American Funds IS Asset Allocation Fund–Class 1 Adviser: CRMC	0.29%	16.73%	8.59%	8.59%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Investment Grade Bond	American Funds IS The Bond Fund of America®–Class 1 Adviser: CRMC	0.23%	1.50%	0.57%	1.93%
Investment Grade Bond	American Funds IS Capital World Bond Fund®–Class 1 Adviser: CRMC	0.48%	(2.76%)	(2.16%)	0.16%
International/Global Equity	American Funds IS Global Growth Fund–Class 1 Adviser: CRMC	0.41%	13.94%	10.04%	11.02%
International/Global Equity	American Funds IS Global Small Capitalization Fund–Class 1 Adviser: CRMC	0.65%	2.59%	3.26%	6.07%
Large Cap Equity	American Funds IS Growth Fund–Class 1 Adviser: CRMC	0.34%	31.96%	19.12%	16.88%
Large Cap Equity	American Funds IS Growth-Income Fund–Class 1 Adviser: CRMC	0.28%	24.55%	13.30%	12.49%
International/Global Equity	American Funds IS International Fund–Class 1 Adviser: CRMC	0.53%	3.40%	1.48%	4.27%
International/Global Equity	American Funds IS New World Fund®–Class 1 Adviser: CRMC	0.57%	6.86%	4.80%	6.49%
Investment Grade Bond	American Funds IS U.S. Government Securities Fund®–Class 1 Adviser: CRMC	0.25%	0.99%	0.39%	1.36%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund–Class 1 Adviser: CRMC	0.25%	19.40%	12.47%	10.54%
Asset Allocation	BlackRock® Global Allocation V.I. Fund–Class I Adviser: BlackRock Advisors, LLC (“BlackRock”) / Sub-Advisers: BlackRock (Singapore) Limited and BlackRock International Limited	0.77%	9.23%	6.01%	5.59%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund–Class I Adviser: BlackRock / Sub-Adviser: BlackRock International Limited	0.54%	8.26%	4.42%	5.00%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio–Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. / Sub-Advisers: NIMNA and Newton Investment Management Limited	0.67%	24.89%	13.46%	11.52%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio–Class I Adviser: Franklin Templeton Fund Adviser, LLC (“FTFA”) / Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge”)	0.70%	22.65%	12.78%	11.99%
Large Cap Equity	ClearBridge Variable Large Cap Growth Portfolio–Class I Adviser: FTFA / Sub-Adviser: ClearBridge	0.74%	27.89%	14.75%	14.58%
Small/Mid Cap Equity	ClearBridge Variable Small Cap Growth Portfolio–Class I Adviser: FTFA / Sub-Adviser: ClearBridge	0.80%	4.50%	5.39%	7.93%
Large Cap Equity	Columbia Variable Portfolio–Disciplined Core Fund–Class 1 Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) / Subadviser: Threadneedle International Limited	0.67%	26.06%	14.06%	12.15%
Non-Investment Grade Bond	Columbia Variable Portfolio–Emerging Markets Bond Fund–Class 1 Adviser: Columbia	0.75%	6.39%	0.72%	2.92%
Investment Grade Bond	Columbia Variable Portfolio–Intermediate Bond Fund–Class 1 Adviser: Columbia	0.52%	1.97%	0.20%	1.91%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Non-Investment Grade Bond	Columbia Variable Portfolio–Strategic Income Fund–Class 1 Adviser: Columbia	0.69%	4.70%	2.11%	3.36%
Alternatives	DWS Alternative Asset Allocation VIP–Class A Adviser: DWS Investment Management Americas Inc. (“DIMA”) / Sub-Adviser: RREEF Americas LLC	0.88%	5.64%	4.36%	3.17%
Small/Mid Cap Equity	DWS Small Cap Index VIP–Class A Adviser: DIMA / Sub-Adviser: Northern Trust Investments, Inc.	0.38%	11.15%	7.09%	7.53%
Asset Allocation	Fidelity® VIP Balanced Portfolio–Initial Class Adviser: Fidelity Management & Research Company LLC (“FMR”) / Sub-Advisers: Other investment advisers	0.42%	15.92%	10.84%	9.62%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio–Initial Class Adviser: FMR / Sub-Advisers: FMR Investment Management (UK) Limited and other investment advisers	0.14%	1.21%	(0.46%)	N/A
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio–Initial Class Adviser: FMR / Sub-Advisers: FMR Co., Inc., an affiliate of FMR (“FMRC”) and other investment advisers	0.88%	10.04%	4.35%	6.05%
Small/Mid Cap Equity	Fidelity® VIP Extended Market Index Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Geode Capital Management, LLC (“Geode”) and FMRC	0.13%	12.31%	8.80%	N/A
Non-Investment Grade Bond	Fidelity® VIP Floating Rate High Income Portfolio–Initial Class Adviser: FMR/ Sub-Advisers: FMR Investment Management (UK) Limited and other investment advisers	0.73%	8.39%	5.55%	4.88%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM–Initial Class Adviser: FMR	0.46%	7.71%	5.15%	6.02%
Asset Allocation	Fidelity® VIP Freedom 2025 PortfolioSM–Initial Class Adviser: FMR	0.48%	8.47%	5.77%	6.54%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM–Initial Class Adviser: FMR	0.51%	9.41%	6.50%	7.30%
Asset Allocation	Fidelity® VIP Freedom 2035 PortfolioSM–Initial Class Adviser: FMR	0.55%	11.03%	7.84%	8.28%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM–Initial Class Adviser: FMR	0.59%	13.10%	9.10%	8.95%
Asset Allocation	Fidelity® VIP Freedom 2045 PortfolioSM–Initial Class Adviser: FMR	0.61%	13.84%	9.33%	9.07%
Asset Allocation	Fidelity® VIP Freedom 2050 PortfolioSM–Initial Class Adviser: FMR	0.61%	13.83%	9.34%	9.06%
Asset Allocation	Fidelity® VIP Freedom 2055 PortfolioSM–Initial Class Adviser: FMR	0.61%	13.80%	9.32%	N/A
Asset Allocation	Fidelity® VIP Freedom 2060 PortfolioSM–Initial Class Adviser: FMR	0.61%	13.89%	9.35%	N/A
Asset Allocation	Fidelity® VIP Freedom 2065 PortfolioSM–Initial Class Adviser: FMR	0.62%	13.85%	9.34%	N/A
Money Market	Fidelity® VIP Government Money Market Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.25%	5.10%	2.33%	1.62%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.57%	38.89%	18.76%	18.22%
Large Cap Equity	Fidelity® VIP Growth Portfolio—Initial Class Adviser: FMR / Sub-Advisers: FMRC and other investment advisers	0.56%	30.39%	18.93%	16.63%
Sector	Fidelity® VIP Health Care Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.59%	5.14%	5.46%	7.96%
Large Cap Equity	Fidelity® VIP Index 500 Portfolio–Initial Class* Adviser: FMR / Sub-Adviser: Geode	0.09%	24.90%	14.40%	12.99%
International/Global Equity	Fidelity® VIP International Capital Appreciation Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.78%	8.19%	6.87%	8.28%
International/Global Equity	Fidelity® VIP International Index Portfolio–Initial Class Adviser: FMR / Sub-Adviser: Geode	0.17%	5.11%	4.10%	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio–Initial Class Adviser: FMR / Sub-Advisers: FMR Investment Management (UK) Limited and other investment advisers	0.38%	1.79%	0.46%	1.93%
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.57%	17.49%	11.34%	9.21%
Sector	Fidelity® VIP Real Estate Portfolio–Initial Class** Adviser: Fidelity SelectCo., LLC, an affiliate of FMR / Sub-Advisers: Other investment advisers	0.61%	6.52%	2.20%	3.93%
Non-Investment Grade Bond	Fidelity® VIP Strategic Income Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.64%	6.08%	2.81%	3.60%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Sector	Fidelity® VIP Technology Portfolio–Initial Class Adviser: FMR / Sub-Advisers: Other investment advisers	0.57%	35.59%	23.82%	21.93%
Large Cap Equity	Fidelity® VIP Total Market Index Portfolio–Initial Class Adviser: FMR / Sub-Adviser: Geode	0.12%	23.69%	13.75%	N/A
Investment Grade Bond	Invesco V.I. Core Plus Bond Fund–Series I Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	0.62%	3.06%	0.38%	2.25%
Sector	Invesco V.I. Global Real Estate Fund–Series I Shares Adviser: Invesco / Sub-Adviser: Invesco Asset Management Limited	1.02%	(1.80%)	(2.39%)	1.52%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®–Series I Shares Adviser: Invesco	0.86%	12.69%	10.49%	9.00%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio–Institutional Shares Adviser: Janus	0.72%	15.61%	9.88%	12.40%
Investment Grade Bond	LVIP American Century Inflation Protection Fund–Standard Class II Adviser: ACIM	0.47%	1.82%	1.47%	1.98%
Small/Mid Cap Equity	LVIP American Century Mid Cap Value Fund–Standard Class II Adviser: ACIM	0.86%	8.73%	7.29%	8.03%
Large Cap Equity	LVIP American Century Value Fund–Standard Class II Adviser: ACIM	0.71%	9.48%	8.59%	8.18%
Small/Mid Cap Equity	LVIP Baron Growth Opportunities Fund–Standard Class Adviser: Lincoln Financial Investments Corporation (“LFIC”) / Sub-Adviser: BAMCO, Inc.	0.89%	5.71%	8.23%	9.68%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Equity	LVIP BlackRock Equity Dividend Fund–Standard Class (formerly LVIP Macquarie Value Fund–Standard Class) Adviser: LFIC / Sub-Adviser: BlackRock Investment Management, LLC	0.65%	7.18%	5.69%	7.18%
International/Global Equity	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund–Standard Class Adviser: LFIC / Sub-Adviser: Franklin Advisers, Inc. (“FAV”)	0.46%	8.90%	3.36%	2.82%
International/Global Equity	LVIP Franklin Templeton Multi-Factor International Equity Fund–Standard Class Adviser: LFIC / Sub-Adviser: FAV	0.40%	3.76%	4.48%	4.69%
Investment Grade Bond	LVIP JPMorgan Short Duration Bond Fund–Standard Class (formerly LVIP Macquarie Limited-Term Diversified Income Fund–Standard Class) Adviser: LFIC / Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM”)	0.55%	4.30%	1.70%	1.89%
International/Global Equity	LVIP Mondrian International Value Fund–Standard Class Adviser: LFIC / Sub-Adviser: Mondrian Investment Partners Limited	0.74%	4.70%	3.48%	4.20%
International/Global Equity	LVIP SSgA Emerging Markets Equity Index Fund–Standard Class Adviser: LFIC / Sub-Adviser: SSgA Funds Management, Inc. (“SSGA FM”)	0.50%	6.80%	0.75%	N/A
International/Global Equity	LVIP SSgA International Index Fund–Standard Class Adviser: LFIC / Sub-Adviser: SSGA FM	0.38%	3.22%	4.49%	4.98%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
International/Global Equity	Macquarie VIP Emerging Markets Series–Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”) / Sub-Adviser: Macquarie Investment Management Global Limited (“MIMGL”)	1.16%	5.09%	1.03%	4.05%
Small/Mid Cap Equity	Macquarie VIP Small Cap Value Series–Standard Class Adviser: DMC/ Sub-Adviser: MIMGL	0.74%	11.32%	7.15%	7.60%
International/Global Equity	MFS® Global Growth Portfolio–Initial Class Adviser: Massachusetts Financial Services Company (“MFS”)	0.88%	11.07%	9.24%	10.76%
Sector	MFS® Global Real Estate Portfolio–Initial Class Adviser: MFS	0.90%	(2.69%)	0.91%	4.72%
Asset Allocation	MFS® Global Tactical Allocation Portfolio–Initial Class Adviser: MFS	0.78%	5.00%	3.13%	3.92%
International/Global Equity	MFS® International Growth Portfolio–Initial Class Adviser: MFS	0.88%	9.00%	6.12%	7.83%
International/Global Equity	MFS® International Intrinsic Value Portfolio–Initial Class Adviser: MFS	0.89%	7.25%	5.15%	7.53%
Small/Mid Cap Equity	MFS® Mid Cap Growth Series–Initial Class Adviser: MFS	0.80%	14.72%	9.10%	11.70%
Small/Mid Cap Equity	MFS® Mid Cap Value Portfolio–Initial Class Adviser: MFS	0.79%	13.75%	9.74%	9.05%
Small/Mid Cap Equity	MFS® New Discovery Value Portfolio–Initial Class Adviser: MFS	0.88%	9.52%	8.71%	9.95%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
International/Global Equity	MFS® Research International Portfolio–Initial Class Adviser: MFS	0.89%	3.09%	3.89%	5.21%
Large Cap Equity	MFS® Value Series–Initial Class Adviser: MFS	0.69%	11.61%	8.03%	8.63%
Non-Investment Grade Bond	PIMCO VIT Emerging Markets Bond Portfolio–Institutional Class Adviser: Pacific Investment Management Company LLC (“PIMCO”)	1.13%	7.69%	1.08%	3.53%
Investment Grade Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)–Institutional Class Adviser: PIMCO	0.93%	(0.35%)	(0.18%)	0.97%
Non-Investment Grade Bond	PIMCO VIT High Yield Portfolio–Institutional Class Adviser: PIMCO	0.65%	7.05%	3.51%	4.65%
Investment Grade Bond	PIMCO VIT Income Portfolio–Institutional Class Adviser: PIMCO	0.91%	5.57%	2.87%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)–Institutional Class Adviser: PIMCO	0.86%	5.62%	1.50%	2.67%
Investment Grade Bond	PIMCO VIT Long-Term U.S. Government Portfolio–Institutional Class Adviser: PIMCO	2.425%	(5.87%)	(4.78%)	(0.58%)
Investment Grade Bond	PIMCO VIT Low Duration Portfolio–Institutional Class Adviser: PIMCO	0.52%	4.65%	1.23%	1.43%
Investment Grade Bond	PIMCO VIT Real Return Portfolio–Institutional Class Adviser: PIMCO	0.92%	2.29%	2.08%	2.31%
Investment Grade Bond	PIMCO VIT Short-Term Portfolio–Institutional Class Adviser: PIMCO	0.47%	6.21%	2.92%	2.55%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Investment Grade Bond	PIMCO VIT Total Return Portfolio–Institutional Class Adviser: PIMCO	0.64%	2.69%	0.12%	1.69%
Sector	Principal VC Real Estate Securities Account–Class 1 Adviser: Principal Global Investors, LLC / Sub-Advisers: Principal Real Estate Investors, LLC	0.79%	5.59%	3.90%	6.25%
International/Global Equity	Putnam VT International Value Fund–Class IA Adviser: Putnam Investment Management, LLC / Sub-Advisers: FAV, Franklin Templeton Investment Management Limited, and The Putnam Advisory Company, LLC	0.82%	5.44%	7.08%	5.72%
Large Cap Equity	Schwab® S&P 500 Index Portfolio* Adviser: Charles Schwab Investment Management Inc.	0.03%	24.95%	14.47%	13.01%
Large Cap Equity	T. Rowe Price Blue Chip Growth Portfolio Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)	0.74%	35.51%	14.46%	14.77%
International/Global Equity	T. Rowe Price International Stock Portfolio Adviser: T. Rowe Price	0.95%	3.25%	3.22%	5.21%
Asset Allocation	Thrivent Aggressive Allocation Portfolio Adviser: Thrivent Financial for Lutherans (”Thrivent”)	0.84%	16.05%	9.86%	9.59%
Asset Allocation	Thrivent Conservative Allocation Portfolio (formerlyThrivent Diversified Income Plus Portfolio) Adviser: Thrivent	0.49%	7.16%	3.50%	4.41%
International/Global Equity	Thrivent Global Stock Portfolio Adviser: Thrivent	0.61%	15.25%	9.65%	8.93%
Large Cap Equity	Thrivent Large Cap Growth Portfolio Adviser: Thrivent	0.43%	30.62%	17.58%	15.69%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Small/Mid Cap Equity	Thrivent Mid Cap Index Portfolio Adviser: Thrivent	0.25%	13.64%	10.09%	9.41%
Small/Mid Cap Equity	Thrivent Mid Cap Stock Portfolio Adviser: Thrivent	0.66%	10.28%	10.12%	10.80%
Small/Mid Cap Equity	Thrivent Small Cap Index Portfolio Adviser: Thrivent	0.24%	8.44%	8.12%	8.72%
Investment Grade Bond	VA Global Bond Portfolio Adviser: DFA / Sub-Advisers: Dimensional Fund Advisors Ltd. (“DFA Ltd.”) and DFA Australia Limited (“DFAA”)	0.21%	5.38%	0.81%	1.53%
Asset Allocation	VA Global Moderate Allocation Portfolio Adviser: DFA	0.28%	11.99%	7.77%	6.95%
International/Global Equity	VA International Small Portfolio Adviser: DFA / Sub-Advisers: DFA Ltd. and DFAA	0.39%	3.82%	4.11%	5.91%
International/Global Equity	VA International Value Portfolio Adviser: DFA / Sub-Advisers: DFA Ltd. and DFAA	0.28%	6.62%	7.08%	5.62%
Large Cap Equity	VA U.S. Large Value Portfolio Adviser: DFA	0.21%	13.38%	8.43%	8.52%
Small/Mid Cap Equity	VA U.S. Targeted Value Portfolio Adviser: DFA	0.28%	8.14%	12.55%	9.46%
International/Global Equity	Victory RS International VIP Series–Class I Shares Adviser: Victory Capital Management Inc.	0.93%	5.50%	5.31%	5.20%
Small/Mid Cap Equity	Victory RS Small Cap Growth Equity VIP Series–Class I Shares Adviser: Victory Capital Management Inc.	0.88%	11.82%	1.16%	6.64%
Investment Grade Bond	VIT Inflation-Protected Securities Portfolio Adviser: DFA / Sub-Advisers: DFA Ltd. and DFAA	0.11%	1.88%	1.82%	N/A

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Equity	Voya Growth and Income Portfolio–Class I Adviser: Voya Investments, LLC (“Voya”) / Sub-Adviser: Voya Investment Management Co. LLC (“VIM”)	0.67%	23.85%	15.28%	12.56%
Non-Investment Grade Bond	Voya High Yield Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.48%	7.42%	3.38%	4.74%
Asset Allocation	Voya Index Solution 2030 Portfolio–Class Z Adviser: Voya / Sub-Adviser: VIM	0.16%	10.54%	6.54%	N/A
Asset Allocation	Voya Index Solution 2040 Portfolio–Class Z Adviser: Voya / Sub-Adviser: VIM	0.16%	13.68%	8.50%	N/A
Asset Allocation	Voya Index Solution 2050 Portfolio–Class Z Adviser: Voya / Sub-Adviser: VIM	0.16%	15.36%	9.17%	N/A
Investment Grade Bond	Voya Limited Maturity Bond Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.29%	5.14%	1.69%	1.79%
Small/Mid Cap Equity	Voya MidCap Opportunities Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.75%	15.91%	11.16%	10.60%
Small/Mid Cap Equity	Voya RussellTM Mid Cap Index Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.40%	14.90%	9.53%	9.22%
Small/Mid Cap Equity	Voya Small Company Portfolio–Class I Adviser: Voya / Sub-Adviser: VIM	0.86%	18.00%	9.84%	7.02%
Small/Mid Cap Equity	VY® JPMorgan Mid Cap Value Portfolio–Class I Adviser: Voya / Sub-Adviser: JPMIM	0.85%	14.30%	8.67%	7.96%
Small/Mid Cap Equity	VY® JPMorgan Small Cap Core Equity Portfolio–Class I Adviser: Voya / Sub-Adviser: JPMIM	0.88%	11.09%	7.33%	8.24%

Type	Eligible Portfolio and Advisers/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
International/Global Equity	VY® Morgan Stanley Global Franchise Portfolio–Class R6 Adviser: Voya / Sub-Adviser: Morgan Stanley Investment Management Inc.	0.96%	8.88%	7.69%	N/A
Asset Allocation	VY® T. Rowe Price Capital Appreciation Portfolio–Class I Adviser: Voya / Sub-Adviser: T. Rowe Price Investment Management	0.65%	12.75%	10.62%	10.62%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio–Class I Adviser: FTFA / Sub-Advisers: Western Asset Management Company Limited, Western Asset Management Company, LLC, Western Asset Management Company Ltd., and Western Asset Management Company Pte. Ltd.	0.52%	(0.42%)	(1.16%)	1.47%
Investment Grade Bond	Western Asset Long Credit VIT Portfolio–Class I** Adviser: FTFA / Sub-Advisers: Western Asset Management Company Limited, Western Asset Management Company, LLC, Western Asset Management Company Ltd., and Western Asset Management Company Pte. Ltd.	0.42%	0.40%	N/A	N/A
*
Only available with corporate-owned Policies.
**
No Premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

Obtaining Additional Information

The Statement of Additional Information (“SAI”) contains additional information about the Policy, including information about compensation arrangements. The SAI is available without charge upon Request. You may Request the SAI, or request other information about the Policy or make investor inquiries, by mail by contacting NYLIAC at our Service Office, or by calling (888) 695-4748. The SAI is also posted at https://dfinview.com/NewYorkLife/TAHD/cevulplus. The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.
Reports and other information about the Policy are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
For a free personalized illustration, or additional information about your Policy, contact your registered representative or call us at (888) 695-4748.
EDGAR ID: C000214972

Statement of Additional Information
dated
May 1, 2025
for
NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
CorpExec VUL Plus
Variable Universal Life Policies
from
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current CorpExec VUL Plus Variable Universal Life (CorpExec VUL Plus) prospectus. You should read the SAI in conjunction with the current CorpExec VUL Plus prospectus dated May 1, 2025 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 6130 Sprint Parkway, Suite 400, Overland Park, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL Plus prospectus is also posted at https://dfinview.com/NewYorkLife/TAHD/cevulplus. Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL Plus prospectus.
Table of Contents
General Information And History	2
Non-Principal Risks of Investing in the Contract	2
Distribution And Compensation Arrangements	2
Financial Statements	3
CorpExec VUL Plus is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

General Information And History

The prospectus and SAI describe a flexible premium variable universal life insurance Policy that NYLIAC issues: CorpExec VUL Plus.
About NYLIAC
NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the Policy described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also incorporated in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.
NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $204.8 billion at the end of 2024. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
About NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.
Non-Principal Risks of Investing in the Contract

Geopolitical Risks
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, natural disasters, recessions and other events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Eligible Portfolios you choose. In light of these developments, your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance. In addition, governmental authorities have recently imposed prohibitions on transactions in investment in certain foreign sectors—for example, prohibitions imposed by the U.S. government on investment in companies in the Communist Chinese defense and related material sectors and surveillance technology sectors. If Eligible Portfolios do not comply with such prohibitions, it is possible that we could not allow contract owners to make any new investment in those Portfolios (by premium allocation or transfer), and we could even require that policyowners move any Cash Value out of the affected Eligible Portfolio(s). You should consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks and potential investment restrictions.
Distribution And Compensation Arrangements

NYLIFE Distributors, the underwriter and distributor of the Policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.
The Policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.
The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this Policy or any other insurance or investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the Policy that he or she sells, on sales production goals, and on the specific
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payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.
Commission rates will vary depending on the PCO selected. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer with respect to the PCO you elected, which may, in turn, affect the performance of your Policy. As a consequence, your choice of a PCO should be based on your plans with respect to the amount and schedule of Premiums paid, levels of risk tolerance (including whether you will allocate Premiums to the Fixed Account), your time horizon, and whether a PCO’s costs and benefits are consistent with the compensation received by your registered representative or broker-dealer and your desired level of Policy service. Please ask your registered representative or broker-dealer to review your various options. You should review several illustrations with different PCOs and various rates of return before you purchase the Policy and select a PCO.
Broker-dealers will be paid commissions not to exceed 30% of Premiums paid up to the Target Premium in Policy Year 1 and 12% for Policy Years 2-7 on Premiums paid up to target. In addition, we pay broker-dealers a maximum of 4% commission on Premiums paid in excess of the Target Premium in Policy Year 1 and 3% for Policy Years 2-7
Total commissions paid in the fiscal year ended December 31, 2024, 2023, and 2022 was $1,183,344, $1,706,636, and $1,154,705.
Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a Policy’s aggregate premium, less any withdrawals (including but not limited to partial surrenders, exchanges, or Policy loans), beginning in Policy Year 1. The percentages are not expected to exceed 0.06% in Policy Years 1 and 0.02% in Policy Years 2 and beyond.
NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.
Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Broker General Agents who are not employed by NYLIC. Broker General Agents receive commissions on the Policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on the first-year Premiums paid.
NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.
The Policies are sold and Premium payments are accepted on a continuous basis.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024 incorporated in this SAI by reference to the report on Form N-VPFS dated April 8, 2025 have been incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2024 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 8, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Audited Financial Statements of NYLIAC as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024 – previously filed on Form N-VPFS for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 811-07697), filed on April 8, 2025 – are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2024 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Corporate Sponsored Variable Universal Life
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Separate Account-I (File No. 811-07697), filed on April 8, 2025 — are incorporated herein by reference.
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PART C. OTHER INFORMATION
ITEM 30. EXHIBITS
(a)	Board of Directors Resolution.
(a)(1)
Resolution of the Board of Directors of New York Life Insurance and Annuity Company (NYLIAC)
establishing the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration
Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to
Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account — I (File No. 333-07617), filed on 7/3/96 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts.
(c)(1)
Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant’s Pre-Effective Amendment No. 1
on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(2)
Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer,
and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to
Registrant’s Pre-Effective Amendment No. 1 on Form  S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3)
Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and
Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 to the registration statement on
Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No.
333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)
Amendment to Distribution and Underwriting Agreement, dated March  6, 2015, between NYLIAC and
NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life
Separate Account-I (File No.  333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.
(d)(1)
Form of Policy (No. ICC 19-319-43) for Corporate Sponsored Variable Universal Life Insurance —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(1) to Registrant’s
initial Registration Statement on Form N-6 (File No. 333-232790), filed 7/24/19 and incorporated herein by reference.

(e)	Applications.
(e)(1)
Form of Application (No. ICC 19-319-650) for Guaranteed Issue Application for Executive Benefits
Individual Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (e)(1) to Registrant’s initial Registration Statement on Form N-6 (File No. 333-232790), filed
7/24/19 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(f)(1)
Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (6)(a) to Registrant’s initial Registration Statement on Form S-6 (File No.
333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)
Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36 to the
registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed
4/12/13 and incorporated herein by reference.

(f)(2)
By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (6)(b) to Registrant’s initial registration statement on Form S-6 (File No.  333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)
Amendments to By-Laws  of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (6)(b)(2) to Pre-Effective  Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)
Amended and Restated By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No.  36 to the registration statement on
Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts. Not applicable.
(h)	Participation Agreements.
(h)(1)
Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA
Series  Fund, Inc.) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to
Pre-Effective Amendment No. 1 to the registration statement on Form  S-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)
Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and
NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to
Pre-Effective Amendment No. 1 to the registration statement on Form  S-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)
Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the
registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)
Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset
Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity
Distributors Corporation and NYLIAC as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File
No. 33-53342), filed 4/13/10 and incorporated herein by reference.

(h)(6)
Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc.
and NYLIAC  — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to
Post-Effective Amendment No.  7 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-I (File No.  33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)
Participation Agreement, Amended and Restated, dated May  1, 2009, among MFS Variable Insurance
Trust, MFS Variable Insurance Trust II, New York Life Insurance and Annuity Corporation and MFS Fund
Distributors, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(30)
to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-1 (File No. 333-161336), filed 11/16/09 and incorporated herein by reference.

(h)(8)
Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life
Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as
Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)
Form of Participation Agreement among American Century Variable Portfolios, Inc., American Century
Investment Management, Inc., American Century Investment Services, Inc., American Century Services
Corporation, and NYLIAC — Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as
Exhibit (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(10)
Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset
Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e)
as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed
12/23/02 and incorporated herein by reference.

(h)(11)
Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP
Series  Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as
Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account — III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(12)
Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors
Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17)
to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(13)
Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and
NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to
Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(14)
Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series
Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e)  as Exhibit (8)(y) to Post-Effective Amendment
No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File
No.  33-53342), filed 4/10/06 and incorporated herein by reference.

(h)(15)
Form of Participation Agreement, dated August  14, 2006, among New York Life Insurance and Annuity
Corporation, American Funds Insurance Series and Capital Research and Management Company —
Previously filed in accordance with Regulation  S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective
Amendment No. 16 to the registration statement on Form  N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(16)
Form of Participation Agreement, dated August  14, 2006, among New York Life Insurance and Annuity
Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. —
Previously filed in accordance with Regulation  S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective
Amendment No. 16 to the registration statement on Form  N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(17)
Form of Participation Agreement, dated May  1, 2007, among New York Life Insurance and Annuity
Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation  S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment
No. 17 to the registration statement on Form  N-6 for NYLIAC Corporate Sponsored Variable Universal Life
Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)
Form of Participation Agreement, dated May  1, 2007, among New York Life Insurance and Annuity
Corporation, DWS Variable Series I, DWS Variable Series  II, and DWS Investments VIT Funds, DWS
Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment
No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life
Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(19)
Form of Participation Agreement, dated June  5, 2007, among New York Life Insurance and Annuity
Corporation, Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln
Investment Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (h)(28) to Post-Effective Amendment No. 18 to the registration statement on Form
N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300),
filed 6/5/07 and incorporated herein by reference.

(h)(20)
Fund Participation Agreement, among New York Life Insurance and Annuity Corporation, Voya
Investments Distributor, LLC, Voya Investments, LLC, Voya Variable Portfolios, Inc. and Voya Variable
Products Trust — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(30)
to Post-Effective Amendment No. 38 to the registration statement on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/12/18 and incorporated herein by reference.

(h)(21)
Participation Agreement, dated March  21, 2012, among New York Life Insurance and Annuity
Corporation; DFA Investment Dimensions Group Inc.; Dimensional Fund Advisors LP, and DFA Securities
LLC — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(31) to
Post-Effective Amendment No. 30 to the registration statement on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account — I (File No. 333- 48300), filed 11/8/2013 and incorporated herein by reference.

(h)(22)
Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May  1, 2011, between
BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment
No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File
No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(23)
Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance
and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(j)(j) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(24)
Participation Agreement among Thrivent Series Fund, Inc., Thrivent Financial for Lutherans and New York
Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (h)(35) to Post-Effective Amendment No. 38 to the registration statement on
Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File
No. 333-48300), filed 4/12/18 and incorporated herein by reference.

(h)(25)
Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management
Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1,
2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to
Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account — I (File No. 033-53342), filed 4/14/15 and incorporated herein by reference.

(h)(26)
Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited
Partnership, Victory Capital Management, Inc. and NYLIAC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the
registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File
No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(h)(27)
Form of Participation Agreement among New York Life Insurance and Annuity Corporation, Schwab
Annuity Portfolios and Charles Schwab & Co., Inc. – previously filed in accordance with Regulation S-T, 17
CFR 232. 102€ as Exhibit (h)(27) to Post-Effective Amendment No. 7 to the registration statement on
Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No.
333-232790), filed 4/12/2021 and incorporated herein by reference.

(h)(28)
Participation Agreement among New York Life Insurance and Annuity Corporation, Principal Variable
Contracts Fund, Inc., Principal Funds Distributor, Inc. and Principal Global Investors, LLC, dated 3/14/24 –
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(34) to Post-Effective
Amendment No. 44 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account – I (File No. 333-48300), filed 4/15/24 and incorporated herein by reference.

(h)(29)
Participation Agreement among New York Life Insurance and Annuity Corporation, Putnam Variable Trust,
and Putnam Retail Management Limited Partnership, dated 4/1/24 – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(35) to Post-Effective Amendment No. 44 to the
registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account – I (File No. 333-48300), filed 4/15/24 and incorporated herein by reference.

(i)	Administrative Contracts.
(i)(1)
Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the
registration statement on Form  N-6 for NYLIAC Variable Universal Life Separate Account — I (File
No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)
Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to
the registration statement on Form  N-6 for NYLIAC Variable Universal Life Separate Account — I (File
No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)
Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6
to the registration statement on Form  N-6 for NYLIAC Variable Universal Life Separate Account -I (File
No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)
Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously
filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment
No. 6 to the registration statement on Form  N-6 for NYLIAC Variable Universal Life Separate Account — I
(File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)
Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective
Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate
Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)
Service Agreement between American Century Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3
to the registration statement on Form  N-6 for NYLIAC Variable Universal Life Separate Account — I (File
No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(7)
Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective
Amendment No. 3 to the registration statement on Form  N-6 for NYLIAC Variable Universal Life Separate
Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)
Service Agreement between Deutsche Asset Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5
to the registration statement on Form  N-6 for NYLIAC Corporate Sponsored Variable Universal Life
Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(9)
Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10
to the registration statement on Form N-6  for NYLIAC Variable Universal Life Separate Account-I (File
No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(10)
Services Agreement between Pacific Investment Management Company LLC and NYLIAC — Previously
filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post-Effective Amendment
No. 10 to the registration statement on Form  N-6 for NYLIAC Variable Universal Life Separate Account-I
(File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(11)
Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13
to the registration statement on Form  N-6 for NYLIAC Corporate Sponsored Variable Universal Life
Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(12)
Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to
Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account — I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(i)(13)
Form of Business Agreement, dated August  14, 2006, among New York Life Insurance and Annuity
Corporation, American Funds Distributors, Inc., and Capital Research and Management Company —
Previously filed in accordance with Regulation  S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post-Effective
Amendment No. 16 to the registration statement on Form  N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(14)
Form of Administrative Services Agreement, dated as of August  15, 2006, between Delaware Distributors
L.P. and New York Life Insurance and Annuity Corporation, — Previously filed in accordance with
Regulation  S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No.  17 to the
registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No.  333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(15)
Form of Master Administrative Services Agreement, dated May  1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation  S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment
No. 17 to the registration statement on Form  N-6 for NYLIAC Corporate Sponsored Variable Universal Life
Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(16)
Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No.
333-48300), filed 12/13/07 and incorporated herein by reference.

(i)(17)
Amended and Restated Administrative Services Agreement between New York Life Investment
Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation
S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed
4/11/12 and incorporated herein by reference.

(i)(18)
Amended and Restated 12b-1 Plan Services Agreement for the Service Class  Shares of the MainStay
VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011— Previously filed in accordance with Regulation S-T  17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment
No. 26 to the registration statement on Form N-4  for NYLIAC Variable Annuity Separate Account — I
(File No. 33-53342), filed 4/11/12 and incorporated herein by reference.

(i)(19)
Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May  1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No.  25 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No.  033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(20)
Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life
Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No.31 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(21)
Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC - Previously
filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment
No.  1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I
(File No.  333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(22)
Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC dated
11/1/04 — Previously filed in accordance with Regulation S-T, 17 CFR 231.102(e) as Exhibit (8)(t) to
Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account — I (File No. 033- 53342), filed 4/12/05 and incorporated herein by reference.

(i)(23)
Distribution and Services agreement, dated May 1, 2004, between The Victory Variable Insurance Funds and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (i)(23) to Pre-Effective Amendment No. 1 to the registration statement on
Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File
No. 333-232790), filed 12/12/19 and incorporated herein by reference.

(i)(24)
Contract Owner Administrative Services Agreement, dated May  1, 2004, between The Victory Variable
Insurance Funds and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(24) to Pre-Effective Amendment No. 1 to the
registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account — I (File No. 333-232790), filed 12/12/19 and incorporated herein by reference.

(i)(25)
Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE
Distributors dated 10/1/11 - Previously filed as Exhibit (i)(25) of Post-Effective Amendment 1 to the
registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account — I (File No. 333-232790), Filed 4/13/2020 and incorporated herein by reference.

(i)(26)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund
Advisor, LLC, New York Life Insurance and Annuity Corporation, American Funds Insurance Series,
American Funds Distributor, Inc., and Capital Research and Management Company dated
4/13/2020—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to
Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account III (File No. 333-239752), filed 11/29/21 and incorporated herein by reference.

(i)(27)
Tri Party Agreement dated January 21, 2022, among Legg Mason Partners Variable Equity Trust, Legg
Mason Partners Fund Advisor, LLC, New York Life Insurance and Annuity Corporation, and Invesco
Advisers, Inc(with certain marked omissions that are not material and would cause competitive harm if disclosed)— Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I, filed
3/22/22 and incorporated herein by reference.

(i)(28)
Marketing and Administrative Services Agreement between New York Life Insurance and Annuity
Corporation and Putnam Retail Management Limited Partnership, dated 4/1/24 – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(33) to Post-Effective Amendment No. 44
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life
Separate Account – I (File No. 333-48300), filed 4/15/24 and incorporated herein by reference.

(j)	Other Material Contracts.
(j)(1)	Powers of Attorney – Filed herewith.
(k)	Legal Opinion.
(k)(1)	Opinion and Consent of Charles A. Whites, Jr., Esq. – Filed herewith.
(l)	Actuarial Opinion. Not applicable.
(m)	Calculation. Not applicable.
(n)	Other Opinions.
(n)(1)	Consent of PricewaterhouseCoopers LLP – Filed herewith.
(o)	Omitted Financials Statements. Not applicable.
(p)	Initial Capital Agreements. Not applicable.
(q)	Redeemability Exemption.
(q)(1)
Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q) to Pre-Effective
Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account — I (File No. 333-232790), filed 12/12/19 and incorporated herein by reference.

(r)	Form of Initial Summary Prospectus. Not applicable.

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.
Name:	Title:
DeSanto, Craig L.	Chairman, Chief Executive Officer & President
Feldstein, Eric M.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Kravitz, Jodi L.	Director, Senior Vice President & Actuary
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
McDonnell, Michael K.	Director, Senior Vice President, General Counsel & Chief Legal Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Ball, Aaron	Executive Vice President
Karaoglan, Alain M.	Executive Vice President
Madgett, Mark J.	Executive Vice President & Head of Agency
Abramo, Stephen	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Anderson, Erik A.	Senior Vice President & Chief Actuary
Arita, Darin C.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Bopp, Kevin M.	Senior Vice President
Brill, Elizabeth K.	Senior Vice President & Actuary
Bustamante, Rene	Senior Vice President
Colleary, Maura R.	Senior Vice President
Cook, Alexander I. M.	Senior Vice President
Cooney, Colleen C.	Senior Vice President
Cronin, Maureen A.	Senior Vice President, Deputy General Counsel, Chief Investment Counsel & Assistant Secretary
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
Drinkard, Kenneth R.	Senior Vice President & General Auditor
Formon, William	Senior Vice President
Frederick, Robert R.	Senior Vice President
Gennaro, Paul J.	Senior Vice President
Glynn, Kevin M.	Senior Vice President
Gupta, Tina	Senior Vice President
Herwig, Julie E.	Senior Vice President
Hu, Amy	Senior Vice President & Chief Marketing Officer
Huang, Dylan W.	Senior Vice President
James, Cheryl	Senior Vice President & Deputy General Counsel
Khalil, Saad A.	Senior Vice President
Kuhl Sarrubbo, Amanda L.	Senior Vice President
Lackey, Michael P.	Senior Vice President
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McClain, Keith B.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Navarro, Kathleen	Senior Vice President
Nesle, Heather M.	Senior Vice President
Patel, Hiran	Senior Vice President

Name:	Title:
Putnam, Roger L.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Rodgers, Joanne H.	Senior Vice President & Head of Human Resources
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rosh, Robert M.	Senior Vice President, Deputy General Counsel & Chief Insurance Counsel
Sabal, Craig A.	Senior Vice President, Deputy Chief Investment Officer & Chief Derivatives Officer
Simonetti, Richard P.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Taylor, Todd	Senior Vice President
Tillotson, Sandra G.	Senior Vice President & Chief Compliance Officer
Virendra, Sonali	Senior Vice President
Vu, Don D.	Senior Vice President
Wion, Matthew D.	Senior Vice President
Yoon, Jae	Senior Vice President
Abdelkader, Farid	Vice President & Associate General Auditor
Advani, Janice	Vice President
Albano, Angelina	Vice President
Albergo, Rosemary	Vice President
Armstrong, Vivian	Vice President
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President
Ballman, Cheryl	Vice President
Becher, Eric R.	Vice President
Behar, Paul	Vice President
Beligotti, Jeffrey	Vice President
Ben-Ami, Kevin A.	Vice President & Associate General Counsel
Berry, Ross	Vice President
Bhat, Saritha K.	Vice President
Biem, Alain E.	Vice President
Black, Meaghan	Vice President
Boccio, John	Vice President
Borisenko, Evgueni	Vice President & Actuary
Boyd IV, Robert L.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Breslin, Christopher J.	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Brotherton, Diane M.	Vice President
Budhwani, Reshma	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Carrig, Erica E.	Vice President & Associate General Counsel
Casanova, Ramon A.	Vice President & Actuary
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chan, Vee-En	Vice President
Cherpelis, George S.	Vice President
Chua, Albert	Vice President & Actuary
Cirella, Margaret M.	Vice President

Name:	Title:
Citera, Frank	Vice President
Civello, Alisa M.	Vice President
Cobaj, Skender	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President
Collins, Maria V.	Vice President
Colon, Wilfred R.	Vice President
Colton, Andrew	Vice President & Actuary
Contey, Allison	Vice President
Conti, Jane S.	Vice President
Cooper, Natalie	Vice President
Council, Catherine	Vice President
Crawford, Thomas	Vice President & Actuary
Cristello, Cindy	Vice President
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Dave, Ushir	Vice President
Davidowitz, Aron B.	Vice President
Davis, Juliet	Vice President
Del Bello, Timothy	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Dias, Maryann D.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Donner, Andrew	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feeney, Brendan L.	Vice President
Feinberg, Amarya	Vice President & Actuary
Ferguson, Robert E.	Vice President
Ferreira, Leandra C.	Vice President
Fitzgerald, Christopher P.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President & Actuary
Fox, Ryan D.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Gao, J. Kevin	Vice President & Associate General Counsel
Gill, Sandra	Vice President
Gleason, Kevin M.	Vice President
Goel, Prakhar	Vice President
Goldstein, Andrew	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel

Name:	Title:
Golen, Shana	Vice President
Goodwin, Lauren E.	Vice President
Gostling, Page H.	Vice President
Grace, Deborah A.	Vice President
Guerrero, Jomil M.	Vice President & Chief Diversity Officer
Gunda, Kishore	Vice President
Hajducek, Laura	Vice President
Hale, Rachel	Vice President & Actuary
Hammie, Tyrin	Vice President
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Hayden, Adam C.	Vice President
Healy, Brendan J.	Vice President
Healy, John J.	Vice President
Hekmat, Saba	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Hyland, Meredith K.	Vice President
Ingham, Scott	Vice President & Assistant Secretary
Jackson, Eric	Vice President
Jackson, Zerlina R.	Vice President
Johnston, Todd C.	Vice President
Kakkanattu, Manuel M.	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President & Associate General Auditor
Kim, Terry	Vice President
King, Martin L.	Vice President
Klatell, Jeremy N.	Vice President, Associate General Counsel & Chief Litigation Counsel
Kraus, Linda M.	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kula, Michael	Vice President & Actuary
Kyan, Raymond	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Associate General Counsel
Larkin, Colleen E.	Vice President & Assistant Secretary
Lawrence, Cameryn A.	Vice President
Lee, Young	Vice President
Lewis, Sean S.	Vice President
Lewis, Tanner	Vice President
Loden, Wesley	Vice President & Actuary
Long, Harry Scott	Vice President
Lynn, Eric J.	Vice President & Actuary
Machols, Jeffrey J.	Vice President
Madabushi, Krishna Prashanth	Vice President
Madgett, Sean	Vice President
Marcel, Imari	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Martin, Trina	Vice President

Name:	Title:
Mayer, Carol S.	Vice President & Associate General Counsel
McGilberry, Brent	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary
McNulty, Stephen B.	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Micun, Pawel	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Mitra, Debapriya	Vice President
Moo-Young, Jillian	Vice President
Mosquera, Jaime	Vice President & Actuary
Mossessian, Dmitri	Vice President
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Mwaramba, Rutendo	Vice President & Actuary
Nair, Dinesh K.	Vice President
Nayar, Ridhika	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
O'Brien, Daniel J.	Vice President
O'Hanlon, Thomas P.	Vice President
O'Hearn, Claudine C.	Vice President
O’Neill, Kathleen	Vice President
Orban, Rachel	Vice President & Associate General Counsel
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pavone, Joseph	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President
Perseghin, Andrew J.	Vice President
Petersen, Todd	Vice President & Actuary
Petro, Kenneth	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Power, Kevin J.	Vice President
Quartararo, Paul	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Rao, Achuth	Vice President
Raturi, Sanjana	Vice President
Rice, Scott	Vice President
Riven, Inga	Vice President & Actuary
Rodgers, Kathryn A.	Vice President
Rodrigue, Kyle	Vice President
Rosenblum, Tal	Vice President
Rotondo, Richard	Vice President
Roy, Jennifer M.	Vice President
Rubin, Janis C.	Vice President
Sabo, Phillip J.	Vice President
Salvatore, Daniel	Vice President

Name:	Title:
Sarma, Samar	Vice President
Schirizzo, Michael	Vice President
Schwartz, Rachel S.	Vice President & Associate General Counsel
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Seyb, Sean M.	Vice President
Shah, Chintan T.	Vice President
Shan, YiYi	Vice President
Shapiro, Natalie	Vice President
Shaub, Sarah	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Singh, Jacqueline	Vice President
Smith, Kevin M.	Vice President
Solazzo, Amy L.	Vice President
Standbridge, Elizabeth A.	Vice President
Steelman, Elliot H.	Vice President
Stengel, Agustin	Vice President
Stolte, William R.	Vice President
Stricoff, Celine	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tamayo-Sanchez, Angelica	Vice President
Taylor, John G.	Vice President
Thomas, Robert W.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Todorov, Natalia	Vice President
Tomassi, Deborah A.	Vice President
Torrey, Arthur S.	Vice President
Tripi, Stephen A.	Vice President
Tyndell, Elizabeth A.	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Jr., Donald P.	Vice President & Associate General Counsel
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Wang, Ching C.	Vice President
Warga, Regina	Vice President
Warner, S. Andre	Vice President & Associate General Counsel
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weiss, Jennifer M.	Vice President
Whites, Jr., Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President
Wilcox, Lyle D.	Vice President
Williams, Brian D.	Vice President

Name:	Title:
Williams, Matthew	Vice President
Wilson, Michael E.	Vice President
Wolf, Madeline A.	Vice President
Wong, Judy	Vice President & Actuary
Wood, Melissa	Vice President
Wulwick, Jacqueline N.	Vice President
Yashnyk, Michael A.	Vice President
Yenko, Elizabeth M.	Vice President
Yim, Henry	Vice President
Zaman, Nabeed	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Associate General Counsel & Secretary

ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.
Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MSSIV NYL Investor Member LLC	(Delaware)	(NYLIC: 90%, NYLIAC: 10%)
MSVEF II Investor LLC	(Delaware)
NYL Investors LLC(*)(†)	(Delaware)
NYL Investors (U.K.) Limited(*)(†)	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
MSVEF II GP LLC	(Delaware)
MSVEF RT Feeder II LP	(Delaware)
MSVEF II RT LLC	(Delaware)
MSVEF RH Feeder II LP	(Delaware)
MSVEF II RH LP	(Delaware)
Madison Square Value Enhancement Fund II LP
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II-HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MNCVAD II-IND SHILOH CA LLC	(Delaware)
MNCVAD II-BIG SHILOH JV LLC	(Delaware)	(90%)
MSSDF GP LLC	(Delaware)
MSSDF II GP LLC	(Delaware)
MSSDF II Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund II LP	(Delaware)
MSSDF REIT II LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(40.4%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSSDF REIT Funding Sub V LLC	(Delaware)
MSSDF REIT Funding Sub VI LLC	(Delaware)
MSSDF REIT Funding Sub VII LLC	(Delaware)
MSSDF-OFCB Voss San Felipe LLC	(Delaware)
MSSDF-OFCB Woodway LLC	(Delaware)
MSSDF-OFCB Hanover LLC	(Delaware)
MSSDF-OFCB El Segundo LLC	(Delaware)
MSSIV GP LLC	(Delaware)
Madison Square Strategic Investments Venture LP	(Delaware)
MSSIV REIT Manager LLC	(Delaware)	(51%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Madison Square Strategic Investments Venture REIT LLC	(Delaware)	(51%)
MSSIV-MF Country Place MD LLC	(Delaware)
MSSIV-IND Speedway SC LLC	(Delaware)	(NYL: 45.90%, NYLIAC: 5.1%)
NRL Speedway Venture LLC	(Delaware)	(39.53%, TP: 60.47%)
SC Speedway Hwy 124, LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[7]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MADISON-OFC BRICKELL FL LLC	(Delaware)
MADISON-IND POWAY CA LLC	(Delaware)
MADISON-LPC POWAY JV LLC	(Delaware)	(95%)
MADISON-MF GRANARY FLATS TX LLC	(Delaware)
MADISON-AO GRANARY FLATS JV LLC	(Delaware)	(99.999%; TP: 0.001%)
MADISON-AO GRANARY FLATS OWNER LLC	(Delaware)
MADISON-MF THE MEADOWS WA LLC	(Delaware)
MADISON-ACG THE MEADOWS OWNER LLC	(Delaware)
MADISON-ACG THE MEADOWS JV LLC	(Delaware)
MADISON-MOB Lee Highway VA LLC	(Delaware)
Madison-OFC 5161 CA LLC	(Delaware)
MADISON-SS Kernersville QRS, Inc	(Delaware)
MADISON-LPP Kernersville JV GP LLC	(Delaware)	(90%, TP: 10%)
MADISON-LPP Kernersville JV LP	(Delaware)	(90%, TP: 10%)
MADISON-LPP Kernersville GP LLC	(Delaware)
MADISON-LPP Kernersville LP	(Delaware)
MADISON-IND 2080 ENTERPRISE CA LLC	(Delaware)
MADISON-IND CLAWITER CA LLC	(Delaware)
MADISON-REDCO CLAWITER JV LLC	(Delaware)	(95%)
MADISON-IND ENTERPRISE RIALTO CA LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MADISON-RTL SARASOTA FL, LLC	(Delaware)
MADISON-MOB CITRACADO CA LLC	(Delaware)
Madison-MF Osprey QRS Inc	(Delaware)
Madison-MF Osprey NC GP LLC	(Delaware)
Madison-MF Osprey NC LP	(Delaware)	(QRS: 99%; GP/LLC: 1%)
MADISON-IND LNDR TABOR ROAD NJ LLC	(Delaware)
MADISON-SS Crozet VA LLC	(Delaware)
MADISON-LPP Crozet JV LLC	(Delaware)
Madison-MF Apex Newbury PA LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP (“MSVEFLP”)	(Delaware)	(51%) (MSVEF GP LLC is the Sole GP)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)	(95%)
MSVEF-MF Pennbrook Station GP LLC	(Delaware)	(51%)
MSVEF-MF Pennbrook Station PA LP	(Delaware)	(MSVEFLP: 51%; GPLLC: 0%)
MSVEF-MF Burrough’s Mill GP LLC	(Delaware)	(MSVEFLP: 100%)
MSVEF-MF Burrough’s Mill NJ LP	(Delaware)	(MSVEFLP: 50%)
MSVEF-MF Gramercy JV GP LLC	(Delaware)
MSVEF-MF Gramercy OH LP	(Delaware)	(MSVEFLP: 100%; GPLLC: 0%)
MSVEF-CR Gramercy JV LP	(Delaware)	(75%)
MSVEF-CR Gramercy Owner GP LLC	(Delaware)
MSVEF-CR Gramercy Owner LP	(Delaware)	(JV: 99.9%; GP/LLC: 0.1%)
New York Life Group Insurance Company of NY (“NYLG”)	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
New York Life Benefit Payments LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
NYLIAC RLP II, LLC	(Delaware)
Development Funding Backed Pass-Through Trust Series – 2025 A	(Delaware)	(11.75197%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Estates Limited	(India)	(NYLIH: 19.45%, NYLIC: 1.29%) (Max Ventures and Industries Limited merged into Max Estates Ltd. as of 7.31.2023)
Max I. Limited	(India)
Max Assets Services Limited	(India)
Max Square Limited	(India)	(Max: 51%, NYLIC: 49%)
Pharmax Corporation Limited	(India)
Max Towers Private Limited	(India)	(Max: 51%, NYLIC: 49%)
Max Estates 128 Private Limited	(India)
Max Estate Gurgaon Limited	(India)
Acreage Builders Private Limited	(India)	(Max: 51%, NYLIC: 49%)
Astiki Realty Private Limited	(India)
Max Estates Gurgaon Two Limited	(India)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99%; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
Bow River Advisers, LLC	(Delaware)	(49%)
NYL Investments Europe Limited	(Ireland)	(New ownership effective 1.1.2025)
NYL Investments (International) Ltd.	(UK)	(“NYLIL”) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
NYL Investments (Services) Ltd.	(UK)	(“NYLISL”) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
NYL Investments UK LLP	(UK)	(NYLIL: 99%; NYLISL: 1%) (Name change effective 1.2.2025, new ownership effective 1.1.2025)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Emerging Markets Debt Portfolio	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Strategic Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
Plainview Funds plc – MacKay Shields Structured Products Opportunities Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
Plainview Funds plc – MacKay Shields Emerging Markets Debt Portfolio		(NYLIC: 99.36%; MacKay: 0.64%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(.18%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MKS Global Sustainable Emerging Markets Equities Fund GP LLC	(Delaware)
Candriam Global Sustainable Emerging Markets Equities Fund LP	(Delaware)	(GP: 0.05%; NYLIAC: 99.95%)
MKS Global Emerging Markets Equities Fund GP LLC	(Delaware)
Candriam Global Emerging Markets Equities Fund LP	(Delaware)	(GP: 0.00%; NYLIAC: 0.00%)
MacKay Shields Series Fund Managing Member LLC	(Delaware)
MacKay Shields Series Fund	(Delaware)
Securitized Credit Opportunities Series	(Delaware)
High Yield Corporate Bond Series		(NYL: 0%)
MacKay Shields Emerging Markets Sovereign Debt Feeder Fund GP LLC	(Delaware)
MacKay Shields Emerging Markets Sovereign Debt Feeder Fund LP	(Delaware)
Apogem Capital LLC fka New York Life Investments Alternatives LLC	(Delaware)
Apogem SRL 2 LLC	(Delaware)[7]	(0 voting ownership)
Apogem SRL 3 LLC	(Delaware)[7]	(0 voting ownership)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC 65.64%; LINA 12.46%) (Apogem is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO VIII Blocker LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF CLO 10 Ltd.	(Bailiwick, Jersey)[7]
MCF CLO 10 LLC	(Delaware)	(Ltd. 100%)
MCF CLO IX Blocker LLC	(Delaware)
MFS CLO 10 Blocker LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund III LLC	(Delaware)[7]	(0 voting ownership)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MCF Hyundai Fund LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Hyundai Fund 2 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Levered Fund 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Direct Lending Loan Portfolio 2023 LLC	(Delaware)[7]	(0 voting ownership)
Apogem DL Levered Fund 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem DL Levered Fund SPV 2023-1 LLC	(Delaware)[7]	(0 voting ownership)
Apogem Umbrella	(Cayman Islands)[7]	(0 voting ownership)
Apogem US Direct Lending Limited I	(Cayman Islands)[7]	(0 voting ownership)
MCF Senior Debt Fund 2020 GP LLC	(Delaware)[7]	(0 voting ownership)
MCF Senior Debt Fund – 2020 LP	(Cayman Islands)[7]	(0 voting ownership)
MCF Mezzanine Carry I LLC	(Delaware)[7]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Apogem Direct Lending Nighthawk Fund	(Cayman Islands)	(Apogem initially)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV, L.P	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware Series LP)
GoldPoint Core Opportunities Fund II L.P.	(Delaware Series LP)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Islands)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP PD V A Blocker LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP PD V B Blocker LLC	(Delaware)
GPP PD V D Blocker LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar, GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Canada)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GPP VI Blocker F LLC	(Delaware)
GPP VI Blocker G LLC	(Delaware)
GPP VI Blocker H LLC	(Delaware)
GPP VI Blocker I LLC	(Delaware)
Apogem CO-Invest VII GenPar, GP LLC
Apogem Co-Invest VII GenPar LP
Apogem Co-Investment VII, LP
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co. (Mauritius) LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Apogem: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
AHF V (S) GenPar LP	(Delaware)	(1%)
AHF V ECI Aggregator LP	(Delaware)	(1%)
AHF V GenPar GP LLC	(Delaware)	(100%)
AHF V GenPar LP	(Delaware)	(1%)
AHF VI (S) GenPar LP	(Delaware)	(1%)
AHF VI ECI Aggregator LP	(Delaware)	(1%)
AHF VI GenPar GP LLC	(Delaware)	(100%)
AHF VI GenPar LP	(Delaware)	(100%)
Apogem Heritage Fund V (S) LP	(Delaware)	(1%)
Apogem Heritage Fund V LP	(Delaware)	(1%)
Apogem Heritage Fund VI (S) LP	(Delaware)	(1%)
Apogem Heritage Fund VI LP	(Delaware)	(1%)
Apogem Cardinal Co-Investment GP LLC	(Delaware)
Apogem Cardinal Co-Investment Fund, LP	(Delaware)
ARAF IV GP, LLC	(Delaware)
Apogem Real Assets Fund IV, LP	(Delaware)
ASF VII GP, LLC	(Delaware)
Apogem Secondary Fund VII, LP	(Delaware)
Apogem Secondary Fund VII Coinvestments, LP	(Delaware)
BFO GP, LLC	(Delaware)
BFO Apogem Private Markets LP	(Delaware)
Tetra Opportunities Partners	(Delaware)	(DE Series)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
Private Advisors Special Situations LLC	(Delaware)[7]
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
ApCap Strategic Partnership I LLC	(Delaware)
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II, LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V-ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Cayman Islands)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
APEF X GP, LLC	(Delaware)
Apogem Private Equity Fund X, LP fka [PA] Private Equity Fund X, LP	(Delaware)
APEF XI GP, LLC	(Delaware)
Apogem Private Equity Fund XI, LP	(Delaware)
APEF XI Multi-Asset, LP	(Delaware)
APEF XI Directs, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
ABC Burgers LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PA Secondary Fund VI Coinvestments, LP	(Delaware)	(68.14%)
PA Secondary Fund VI (Cayman), LP	(Cayman Islands)	(68.14%)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
PA Small Company Coinvestment Fund II, LP	(Delaware)
PA Small Company Coinvestment Fund II (Cayman), LP	(Cayman Islands)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
PA Contract Resources, LLC	(Delaware)
PARAF III GP, LLC	(Delaware)
PA Real Assets Fund III, LP	(Delaware)
SAF GP LLC	(Delaware)
Social Advancement Fund, LP	(Delaware)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP (“RLPLP”)	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
RidgeLake Co-Investment Partners, LP (“RLPCOLP”)	(Delaware)
RLP Glacier Manager Investor LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Glacier GP Investor LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Evergreen LLC	(Delaware)	(RLPLP: 72%, RLPCOLP: 28%)
RLP Gemini LLC	(Delaware)
RLP Navigator LLC	(Delaware)
RLP Sigma LLC	(Delaware)
RLP Sunrise GP Investor LLC	(Delaware)	(RLPLP: 83.33%, RLPCOLP: 16.66%)
RLP Sunrise Manager Investor LLC	(Delaware)	(RLPLP: 83.33%, RLPCOLP: 16.66%)
RLP Triple GP Investor LLC	(Delaware)	(RLPLP: 82.01%, RLPCOLP: 17.98%)
RLP Triple Manager Investor LLC	(Delaware)	(RLPLP: 82.01%, RLPCOLP: 17.98%)
RLP Fund II GP LLC	(Delaware)
RLP Fund II LP	(Delaware)
RLP Profit Share (PA), LLC	(Delaware)	(NYLIC: 51%, Employees: 49%)
RLP Profit Share (OAPC), LLC	(Delaware)	(TP: 100%)
The Hedged Strategies Fund LLC	(Delaware)	(Apogem: 2%, Ex-employees: 98% non-managing members)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas India Private Limited	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings LLC	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Trust	(Delaware)	(Dormant)
IndexIQ Advisors LLC	(Delaware)
New York Life Investments Active ETF Trust	(Delaware)[7]	(NYLIAC: 98.5%)
NYLI CBRE Real Assets ETF		(NYLIM: 95.11%)
NYLI MacKay Muni Insured ETF		(NYL: 0.00%)
NYLI MacKay Muni Intermediate ETF		(NYL: 0.00%)
NYLI MacKay Core Plus Bond ETF		(NYLIM: 94.54%)
NYLI MacKay California Muni Intermediate ETF		(NYLIM: 40.42%)
NYLI MacKay ESG High Income ETF		(NYLIM: 94.86%)
NYLI Winslow Focused Large Gap Growth ETF		(NYLIM: 90.862%)
NYLI Winslow Large Gap Growth ETF		(NYLIM: 90.73%)
NYLI MacKay Securitized Income ETF		(NYLIM: 82.75%, NYLIAC: 16.44%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
New York Life Investments ETF Trust	(Delaware)	(NYLIC: 10.2%)
NYLI 500 International ETF		(NYLIM: 53.62%)
NYLI Clean Oceans ETF		(NYLIAC: 84.13%)
NYLI Cleaner Transport ETF		(NYLIAC: 84.56%)
NYLI Engender Equality ETF		(NYLIAC: 72.81%)
NYLI FTSE International Equity Currency Neutral ETF		(NYLIM: 13.23%)
NYLI Global Equity R&D Leaders ETF		(NYLIM: 85.22%)
NYLI Healthy Hearts ETF		(NYLIM: 66.18%)
NYLI Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
NYLI Merger Arbitrage ETF		(NYL: 0.00%)
NYLI CRBE NexGen Real Estate ETF		(NYLIM: 56.52%)
NYLI Candriam International Equity ETF		(NYLIM: 84.19%)
NYLI Candriam U.S. Mid Cap Equity ETF		(NYLIM: 98.63%)
NYLI Candriam U.S. Large Cap Equity ETF		(NYLIM: 69.29%)
NYLI U.S. Large Cap R&D Leaders ETF		(NYLIM: 79.06%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, Apogem: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Kartesia Italy Branch	(Scotland)
Kartesia Spain Branch	(Scotland)
Kartesia Netherlands Branch	(Scotland)
Kartesia Germany Branch	(Scotland)
Kartesia France	(France)
Kartesia UK Ltd.	(UK)
Kartesia Belgium	(Belgium)
Kartesia Credit FFS	(France)
Kartesia GP III	(Luxembourg)
Kartesia Credit Opportunities III S.C.A., SICAV-SIF	(Luxembourg)
Kartesia Securities	(Luxembourg)
Kartesia III Topco S.á.r.l.	(Luxembourg)
Kartesia GP IV	(Luxembourg)
Kartesia Credit Opportunities IV SCS SICAV-SIF	(Luxembourg)
Kartesia Securities IV	(Luxembourg)
Kartesia IV Topco S.á.r.l.	(Luxembourg)
Kartesia Master GP	(Luxembourg)
Kartesia Credit Opportunities V Feeder SCS	(Luxembourg)
Kartesia Senior Opportunities I SCS, SICAV-RAIF	(Luxembourg)
KASS Unleveled S.á.r.l.	(Luxembourg)
KSO I Topco S.á.r.l.	(Luxembourg)
Kartesia Credit Opportunities V SCS	(Luxembourg)
Kartesia Securities V S.á.r.l.	(Luxembourg)
Kartesia Credit Opportunities VI Feeder SCS	(Luxembourg)
Kartesia Credit Opportunities VI SCS	(Luxembourg)
Kartesia Securities VI SCS S.á.r.l.	(Luxembourg)
Kartesia VI Topco S.á.r.l.	(Luxembourg)
Flexam Invest Asset Management	(France)	(51%)
FIAM HLD SAS	(France)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Flexam Invest France Management SAS	(France)
Flexam Tangible Asset Income Fund II SLP	(France)
Flexam Invest Lux Management S.á.r.l.	(Luxembourg)
Flexam Tangible Asset Income Fund S.C.A., SICAV-RAIF	(Luxembourg)
Flexam Invest Operations S.á.r.l.	(Luxembourg)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam	(Luxembourg)	(“CANLUX”) (CG: 96%; I share held by CANLUXS)
Candriam Belgian Branch
Candriam France Branch
Candriam UK Establishment
Candriam Germany Branch
Candriam US Branch
Candriam Spain Branch
Candriam Netherlands Branch	(Luxembourg)
Candriam MENA Branch	(Dubai, UAE)
Candriam Nordic Branch	(Sweden)
Candriam Monétaire SICAV	(France)	(CANBEL: 2.24%; CANFR: 1.86%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Candriam Tristan Real Estate Fund (RAIF)	(Luxembourg)
Candriam GP PA	(Luxembourg)
Candriam Private Assets	(Luxembourg)
ATA Holdco Luxembourg S.á.r.l.	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Target Income 2032		(0.00%)
Belfius Equities	(Belgian)	(0.00%)
IZNES SAS	(Luxembourg)	(2%)
Belfius Investment Partners	(Luxembourg)	(0.01%)
S.W.I.F.T. SCRL	(Luxembourg)	(0.02%)
Cordius	(Luxembourg)	(CANLUX: 14.07%, CANBEL: 4.42%)
Cordius CIG		(“CIG”) (CANBEL: 23.91%, CANLUX: 76.09%)
Candriam Absolute Return	(Luxembourg)	(CIG: 0.35%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(0.00%)
Candriam Bonds	(Luxembourg)	(NYLIAC: 0.12%, CIG: 0.02%)
Candriam Bonds Capital Securities		(CIG: 0.01%)
Candriam Bonds Convertible Defensive		(0.00%)
Candriam Bonds Convertible Opportunities		(0.00%)
Candriam Bonds Credit Alpha		(NYLIAC: 4.90%)
Candriam Bonds Credit Opportunities		(0.00%)
Candriam Bonds Emerging Debt Local Currencies		(CIG: 0.02%)
Candriam Bonds Emerging Markets		(0.01%)
Candriam Bonds Emerging Corporate		(CIG: 0.01%)
Candriam Bonds Emerging Markets Total Return		(CIG: 0.01%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(0.00%)
Candriam Bonds Euro High Yield		(CIG: 0.08%)
Candriam Bonds Euro Short Term		(0.00%)
Candriam Bonds Euro Long Term		(CIG: 0.01%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(0.00%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(0.00%)
Candriam Bonds International		(CIG: 0.02%)
Candriam Bonds Total Return		(0.00%)
Candriam Bonds US Corporate		(CIG: 0.01%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%)
Candriam Equities L	(Luxembourg)	(NYLIAC: 0.35%)
Candriam Equities L Qustralia		(CIG: 0.01%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(0.00%)
Candriam Equities L EMU		(CIG: 0.02%)
Candriam Equities L ESG Market Neutral		(NYLIAC: 95.83%; CIG: 0.03%)
Candriam Equities L Europe		(CIG: 0.02%)
Candriam Equities L Europe Edge		(CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(CIG: 0.01%)
Candriam Equities L Global Demography		(0.00%)
Candriam Equities L Global Income		(CIG: 0.04%)
Candriam Equities L Life Care		(0.00%)
Candriam Equities L Meta Globe		(CIG: 0.01%)
Candriam Equities L Oncology Impact		(0.00%)
Candriam Equities L Risk Arbitrage Opportunities		(CIG: 0.03%)
Candriam Equities L Robotics & Innovation Technology		(0.00%)
Candriam Equities L US Edge		(CIG: 0.01%)
Candriam Equities L World Edge		(NYLIAC: 99.95%; CIG: 0.05%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(0.00%)
Candriam Fund Sustainable European Equities Fossil Free		(0.00%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 30.62%)
Candriam Index Arbitrage	(Luxembourg)	(0.00%)
Candriam L	(Luxembourg)	(CIG: 0.08%)
Candriam L Balanced Asset Allocation		(0.00%)
Candriam L Conservative Asset Allocation		(0.00%)
Candriam L Dynamic Asset Allocation		(CIG: 7.32%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam L Multi-Asset Income		(0.00%)
Candriam L Multi-Asset Income & Growth		(CIG: 0.01%)
Candriam L Multi-Asset Premia		(CIG: 0.04%)
Candriam Long Short Credit		(0.00%)
Candriam M		(CIG: 8.95%)
Candriam M Global Trading		(CIG: 0.06%)
Candriam M Impact Finance		(CIG: 12.69%)
Candriam M Multi Strategies		(CIG: 0.14%)
Candriam Money Market	(Luxembourg)	(CIG: 0.20%)
Candriam Money Market Euro		(CIG: 0.00%)
Candriam Money Market Euro AAA		(0.42%)
Candriam Money Market USD Sustainable		(0.00%)
Candriam Multi-Strategies	(France)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(0.00%)
Candriam Risk Arbitrage	(Luxembourg)	(CIG: 20.71%)
Candriam Sustainable	(Luxembourg)	(NYLIAC: 0.10%; CIG: 0.02%)
Candriam Sustainable Bond Emerging Markets		(0.00%)
Candriam Sustainable Bond Euro		(0.00%)
Candriam Sustainable Bond Euro Corporate		(0.00%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(CIG: 0.02%)
Candriam Sustainable Bond Global Convertible		(CIG: 0.03%)
Candriam Sustainable Bond Global High Yield		(0.00%)
Candriam Sustainable Bond Impact		(NYLIAC: 16.59%)
Candriam Sustainable Defensive Asset Allocation		(CIG: 0.01%)
Candriam Sustainable Equity Children		(CIG: 0.01%)
Candriam Sustainable Equity Circular Economy		(0.00%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Emerging Markets		(0.00%)
Candriam Sustainable Emerging Markets Ex-China		(CIG: 0.01%)
Candriam Sustainable Equity EMU		(0.00%)
Candriam Sustainable Equity Europe		(0.00%)
Candriam Sustainable Equity Europe Small & Mid Caps		(0.00%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.01%)
Candriam Sustainable Equity Equity Japan		(0.00%)
Candriam Sustainable Equity Quant Europe		(0.00%)
Candriam Sustainable Equity US		(0.00%)
Candriam Sustainable Equity Water		(CIG: 100%)
Candriam Sustainable Equity World		(0.00%)
Candriam Sustainable Money Market Euro		(0.00%)
Candriam World Alternative	(Luxembourg)	(CIG: 25.42%)
Candriam World Alternative Alphamax		(CIG: 25.47%)
Cleome Index	(Luxembourg)	(0.00%)
Cleome Index EMU Equities		(0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.13%)
Cleome Index Euro Short Term Bonds		(CIG: 0.01%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Cleome Index Europe Equities		(0.00%)
Cleome Index USA Equities		(0.00%)
Cleome Index World Equities		(CIG: 0.01%)
NYLIM GF	(Luxembourg)	(NYLIMH: 38.30%; CIG: 0.02%)
NYLIM GF AUSBIL Global Essential Infrastructure		(NYLIMH: 27.33%; CIG: 0.01%)
NYLIM GF AUSBIL Global Small Cap		(NYLIMH: 98.44%; CIG: 0.02%)
NYLIM GF US High Yield Corporate Bonds		(NYLIMH: 32.33%; CIG: 0.03%)
Paricor	(Belgium)	(CIG: 0.07%)
Paricor Patrimonium	(Belgium)	(CIG: 0.07%)
IndexIQ		(CIG: 0.36%)
IndexIQ Factors Sustainable Corporate Euro Bond		(CIG: 0.52%)
IndexIQ Factors Sustainable Europe Equity		(CIG: 0.43%)
IndexIQ Factors Sustainable Japane Equity		(CIG: 0.21%)
CGH UK Acquisition Company Limited	(UK)
Tristan Equity Partners (GP) Limited	(UK)
Tristan Equity Partners LP	(UK)
Tristan Equity Pool Partners (GP) Limited	(UK)
Tristan Equity Pool Partners LP	(UK)	(Cancelled eff. 1.8.2025)
Tristan Capital Partners Holdings Limited	(England & Wales)	(80%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
TIPS One Co-Investment GP Sarl	(Luxembourg)
TIPS Co-Investment SCSp	(Luxembourg)
TCP Incentive Partners (GP) Sarl	(Luxembourg)
TCP Incentive Partners SCSp	(Luxembourg)
TCP Co-Investment (GP) Sarl	(Luxembourg)
TCP Co-Investment SCSp	(Luxembourg)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(United Kingdom)
CCP IV Co-Investment LP	(Scotland)
EPISO 4 Co-Investment LLP	(United Kingdom)
EPISO 4 (GP) LLP	(United Kingdom)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(100%)
Tristan (Holdings) Limited	(UK)	(Individual owns 100% of the entity)
EPISO 3 Feeder (GP) Limited	(Scotland)	(40%)
EPISO 3 Feeder LP	(Scotland)
Tristan Capital Limited	(England & Wales)	(100%)
Tristan Capital Partners LLP	(England & Wales)	(80%) (25 individual members)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
CCP III (GP) LLP	(England & Wales)	(99%, 1% held by TCP LLP)
Curzon Capital Partners III LP	(LUX)
Curzon Capital Partners III Sarl	(LUX)
CCP III Netherlands Holding BV	(NLD)
Nova Investments Sp z.o.o. Sarl	(POL)
CCP III Falcon Holding Sarl	(LUX)
Stadtgalerie Written GmbH	(Germany)	(92.4%)
CCP III Dartford JV Sarl	(LUX)	(98.67%)
CCP III Dartford I Sarl	(NLD)
Curzon Capital Partners IV GP Limited	(United Kingdom)
CCP IV (GP) LLP	(United Kingdom)	(99%, 1% held by TCP LLP)
Curzon Capital Partners IV LP	(United Kingdom)
Curzon Capital Partners IV S.a.r.l.	(LUX)
CCP IV Bolt FinCo S.a.r.l.	(LUX)
Curzon IV IREF 1 Holding Sarl	(LUX)
CCP IV IREF 1	(ITA)
CCP IV Bolt 1 Sarl	(LUX)
Stratford City Offices Jersey Unit
Bolt Nominee 1 Limited	(UK)
Bolt Nominee 2 Limited	(UK)
CCP IV Bolt 2 Sarl	(LUX)
CCP IV Erneside Holding Sarl	(LUX)	(99.99976%)
CCP IV France Investments Sarl	(LUX)
OPPCI CCP IV France Investments	(FRA)
SCI Escape Cordeliers	(FRA)	(1 share held by CCP IV France Investments Sarl)
The Forum, Solent, Management Company Limited	(UK)
SBP Management Limited	(UK)	(27.83%)
CCP IV (GP) S.á.r.l.
CCP IV Keirin Luxembourg S.á.r.l.	(LUX)
CCP IV SCSp	(LUX)	(74%)
Keirin Holding S.á.r.l.	(LUX)
CCP IV UK Holding S.á.r.l.	(LUX)
Cardiff Gate RP Limited	(LUX)
Rotherham Foundry RP Limited	(LUX)
Warrington Riverside RP Limited	(LUX)
Birmingham Ravenside RP Limited	(LUX)
Walsall Bescot RP Limited	(LUX)
RW Sofas Limited	(LUX)
Bangor Springhill RP Limited	(LUX)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 (GP) LLP	(United Kingdom)	(64%)
European Property Investors Special Opportunities 3 LP	(UK)
EPISO 3 L.P.	(UK)
EPISO 3 Luxembourg Holding Sarl	(LUX)
EPISO 3 Wave Holding Sarl	(LUX)
EPISO 4 (GP) II Sarl	(Luxembourg)
EPISO 4 Student Housing SCSp	(Luxembourg)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
EPISO 4 (GP) LLP	(United Kingdom)
European Property Investors Special Opportunities 4 LP	(UK)
EPISO 4 Caesar Holding Sarl	(LUX)
Trophy Value Added Fund	(Italy)	(74.15%)
EPISO 4 Luxembourg Holding Sarl	(LUX)
EP Office 1 Spzoo	(POL)
EP Office 2 Spzoo	(POL)
EP Retail Spzoo	(POL)
EP Apartments Spzoo	(POL)
EP Hotel Spzoo	(POL)
EPISO 4 Seed Holding Sarl	(LUX)	(99.99976%)
EPISO 4 Seed Sarl	(LUX)
EPISO 4 Flower Holding Sarl	(LUX)	(99.99976%)
EPISO 4 Flower Sarl	(LUX)
EPISO 4 Twilight GP Limited	(UK)
EPISO 4 Twilight LP	(UK)
Twilight Ireland PRS Properties Eclipse DAC	(IRL)
EPISO 4 West Holding Sarl	(LUX)	(97.5%)
EPISO 4 Atrim Sarl	(LUX)
EPISO 4 Banbridge Sarl	(LUX)
EPISO 4 France Investments Sarl	(LUX)	(90%)
OPPCI EPISO 4 France Investments	(FRA)	(1 share held by SCI VDF)
SAS VDF	(FRA)
SCI VDF	(FRA)
EPISO 4 Switch Holding Sarl	(LUX)
E4 Switch Norway AS	(Norway)	(80%)
EPISO 4 Pilgrim Holding Sarl	(Luxembourg)
TP Property Sarl	(LUX)
TB Property (Plymouth) Limited	(England & Wales)
TB Property Developments (Plymouth) Limited	(England & Wales)
EPISO 4 Lynx Holding Sarl	(LUX)	(97.6%)
EPISO 4 Lynx Sarl	(LUX)
EPISO 4 Lynx Marketing Sarl	(LUX)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
CCP 5 GP LLP	(United Kingdom)	(80%)
Curzon Capital Partners 5 Long-Life LP	(United Kingdom)
CCP 5 (GP) S.a.r.l.	(Luxembourg)
Curzon Capital Partners 5 Long-Life SCA SICAV-SIF	(United Kingdom)
CCP 5 Jersey Fragco 1 Limited	(Jersey)
CCP 5 Jersey Fragco 2 Limited	(Jersey)
CCP 5 Jersey Fragco 3 Limited	(Jersey)
CCP 5 Jersey Fragco 4 Limited	(Jersey)
CCP 5 Jersey Fragco 5 Limited	(Jersey)
CCP 5 Jersey Fragco 6 Limited	(Jersey)
CCP 5 Jersey Fragco 7 Limited	(Jersey)
CCP 5 Jersey Fragco 8 Limited	(Jersey)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
CCP 5 Jersey Fragco 9 Limited	(Jersey)
CCP 5 Jersey Fragco 10 Limited	(Jersey)
CCP 5 Jersey Fragco 11 Limited	(Jersey)
CCP 5 Long-Life Luxembourg S.a.r.l.	(Luxembourg)
CCP 5 LL GP Sárl	(Luxembourg)
Curzon Capital Partners 5 Long Life SCSp	(Luxembourg)
EPISO 5 Incentive Partners GP Limited	(Jersey)
EPISO 5 Incentive Partners SLP	(Jersey)
EPISO 5 (GP) Sárl	(Luxembourg)
European Property Investors Special Opportunities 5 LP	(Luxembourg)
EPISO 5 Luxembourg Holding S.á.r.l.	(Luxembourg)
EPISO 5 Portfolio GP S.á.r.l.	(Luxembourg)
EPISO 5 Silver JV SCSp	(Luxembourg)
Sterling Square Holdings S.á.r.l.	(Luxembourg)
European Property Investors Special Opportunities 5 SCSp-SICAV-SIF	(Luxembourg)
EPISO 5 Co-Investment SCSp	(Luxembourg)
EPISO 6 UK Portfolio GP Limited	(UK)	(“EPISO 6 UK”)
EPISO 6 (GP) S.á.r.l.	(Luxembourg)
EPISO 6 Co-Investment SCSp	(Luxembourg)
European Property Investors Special Opportunities 6 SCSp SICAV-SIF	(Luxembourg)
EPISO 6 UK Investment Holdings Limited	(Jersey)	(64%) (“EPISO 6”)
EPISO 6 Pegasus Holding Limited	(UK)	(64%)
Pegasus Affordable Housing LLP	(UK)	(62%)
Pegasus Affordable Limited	(UK)	(62%)
Zen Housing Limited	(UK)	(62%)
EPISO 6 Waterfall Top Holdings Limited	(England & Wales)
Waterfall HoldCo Limited	(England & Wales)
Waterfall PropCo Limited	(England & Wales)
Waterfall PropCo Limited	(England & Wales)
EPISO 6 Phoenix JV LLP	(UK)	(EPISO 6 UK: 50%; EPISO 6: 50%)
Phoenix Core Holdco Limited	(UK)
Phoenix Core Propco Limited	(UK)	(“CorePropco”)
Cody TP Management Company Limited		(CorePropco – GP Guarantor 100%, DevCo - Guarantor)
EPISO 6 Luxembourg Holding S.á.r.l.	(LUX)
Phoenix Development Holding S.á.r.l.	(LUX)	(99%, TP:1%)
Phoenix DevCo Sarl	(LUX)	(“DevCo”)
EPISO 6 Spectre JV S.á.r.l.	(LUX)
EPISO 6 Spectre 1 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Spectre 2 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Spectre 3 Holding S.á.r.l.	(Luxembourg)
EPISO 6 Curado Holding S.á.r.l.	(Luxembourg)
Claybrook, S.L.	(Spain)	(90%)
Barnfield Spain, S.L.	(Spain)
EPISO 6 Macbeth Holding S.á.r.l.	(Luxembourg)
Macbeth 4 SRL	(Belgium)
Montague 1 S.á.r.l.	(LUX)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
EPISO 6 Moomin Holding S.á.r.l.	(LUX)
EPISO 6 Siem Holding S.á.r.l.	(LUX)
EPISO 6 Siem S.á.r.l.	(LUX)
EPISO 6 Emerald Holdings S.á.r.l.	(LUX)	(96%)
BCRE Leipzig Wohnen Nord B.V.
BCRE Leipzig Wohnen Ost B.V.
BCRE Leipzig West Ost B.V.
TAG Leipzig-Immobilien GmbH
Hella Acquico GP S.á.r.l.	(Luxembourg)
Hella Acquico GP SCSp	(Luxembourg)
Hella Holding S.á.r.l.	(Luxembourg)	(96%)
H Main Holding S.á.r.l.	(Luxembourg)
H Main 1 S.á.r.l.	(Luxembourg)
H Main 2 S.á.r.l.	(Luxembourg)
H Main 3 S.á.r.l.	(Luxembourg)
H Main 4 S.á.r.l.	(Luxembourg)
H Main 5 S.á.r.l.	(Luxembourg)
H Main 6 S.á.r.l.	(Luxembourg)
H Main 7 S.á.r.l.	(Luxembourg)
EPISO 6 Panther Co-Investment SCSp (Jersey) GP Limited	(Jersey)	(92.15%)
EPISO 6 Panther (Jersey) GP Limited	(Jersey)	(90%)
EPISO 6 Panther (Jersey) JV SLP	(Jersey)
EPISO 6 Panther (Jersey) Holdco Limited	(Jersey)
EPISO 6 Panther Property Limited	(Jersey)
Raag St. Andrew Hotel Limited	(UK)
Raag Hotels Limited	(Jersey)
QMK Pub Westminster Limited	(UK)
RAAG OBS Limited	(Jersey)
QMK OBS Limited	(IRL)
Raag Dublin Limited	(Jersey)
Raag QMK Dublin Limited	(IRE)
Raag Kensington Holdings Limited	(Jersey)
Raag Kensington Hotel Limited	(Jersey)
QMK Kensington Limited	(UK)
Raag Westminster Holdings Limited	(Jersey)
Raag Westminster Hotel Limited	(Jersey)
QMK Westminster Limited	(UK)
Raag Liverpool Street Holdings Limited	(Jersey)
Raag Liverpool Street Hotel Limited	(Jersey)
QMK Liverpool Street Limited	(UK)
Raag Kings Cross Holdings Limited	(Jersey)
Raag Kings Cross Hotel Limited	(Jersey)
QMK KX Limited	(UK)
Raag Paddington Holdings Limited	(Jersey)
Raag Paddington Hotel Limited	(Jersey)
QMK Paddington Limited	(UK)
Raag Canary Wharf Limited	(Jersey)
QMK Canary Wharf Limited	(UK)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Raag Shoreditch Limited	(Jersey)
QMK Shoreditch Limited	(UK)
Raag Aberdeen	(Jersey)
QMK Management Limited	(UK)
Raag P2 Limited	(Jersey)
TIPS One Incentive Partners GP Limited	(Jersey)
TIPS One Incentive Partners SLP	(Jersey)
TIPS One GP Sarl	(Luxembourg)
Tristan Income Plus Strategy One SCSp	(Luxembourg)
TIPS One Alpha Holdings Sarl	(Luxembourg)
TIPS One Alpha PV I Sarl	(Luxembourg)
TIPS One Co-Investment GP Sarl	(Luxembourg)
TIPS One Co-Investment SCSp	(Luxembourg)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%) (2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Spain, SL	(Spain)	(64.5%)
TCP France	(France)
TCP NL BV	(Netherlands)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSp	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 SCSp	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
EPISO 4 Student Housing SCSp	(Luxembourg)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (81.46%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil Global SmallCap Fund	(Australia)	(NYLIAC: 26.14%)
Ausbil Long Short Focus Fund	(Australia)	(NYLIAC: 22.74%)
NYLIFE Distributors LLC	(Delaware)
Flatiron RR LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 19 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Flatiron CLO 21 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron RR CLO 22 LLC	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 24 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 25 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 26 Ltd.	(Jersey)	(NYL: 0%)
Flatiron CLO 23 LLC	(Delaware)
Flatiron RR CLO 27 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 28 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron RR LLC, Manager Series	(Delaware Series LLC)	(Series A)
Flatiron RR LLC, Retention Series	(Delaware Series LLC)	(Series B)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
Country Place LP	(Delaware)
Country Place JV LLC	(Delaware)
REEP-MF Salisbury Square Tower One TAF LLC	(Delaware)	(NYLIC: 95.5%; NYLIAC: 0.5%)
REEP-DRP Salisbury Square Tower One TAB JV LLC	(Delaware)	(LLC: 80%)
Salisbury Square Tower One LLC	(Delaware)
REEP-MF Salisbury Square Tower Two TAF LLC	(Delaware)	(inactive)
REEP-DRP Salisbury Square Tower Two TAB JV LLC	(Delaware)	(inactive)
REEP-MF Salisbury Square TAF LLC	(Delaware)	(inactive)
REEP-IND MCP WEST NC LLC	(Delaware)
Cumberland Properties LLC	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Bay Avenue Urban Renewal LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-RTL CTC NY LLC	(Delaware)
5005 LBJ Tower LLC	(Delaware)	(97%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(100%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
REEP-MF BELLVUE STATION WA LLC	(Delaware)
REEP-LP BELLVUE STATION JV LLC	(Delaware)	(86.15%)
REEP-HINES ENCLAVE POINT AZ LLC	(Delaware)
REEP-HINES ENCLAVE POINT JV LLC	(Delaware)	(50%)
REEP-MF WILDHORSE RANCH TX LLC	(Delaware)
REEP-WP-WILDHORSE RANCH JV LLC	(Delaware)
REEP-IND ROMULUS MI LLC	(Delaware)
REEP-NPD ROMULUS JV LLC	(Delaware)	(87.14%)
REEP-MF SOUTH MAIN TX LLC	(Delaware)	(100%)
REEP-AO SOUTH MAIN JV LLC	(Delaware)	(99.99%)
REEP-AO SOUTH MAIN OWNER LLC	(Delaware)	(100%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-1250 Forest LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FRANKLIN MA HOLDER LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-IND MCP II NC LLC	(Delaware)
REEP-IND MCP IV NC LLC	(Delaware)
REEP-IND MCP V NC LLC	(Delaware)
REEP-IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND MCP West NC LLC	(Delaware)
REEP-IND STANFORD COURT LLC	(Delaware)
REEP-IND STANFORD COURT CA LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF One City Center NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-MF STEWART AZ OLDER LLC	(Delaware)
REEP-MF STEWART AZ	(Delaware)
REEP-OFC Aspect OR LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC Financial Center FL LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP-OFC 515 Post Oak TX LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-RTL DTC VA LLC	(Delaware)	(NYLIC: 39%, NYLIAC: 61%)
REEP-RTL DTC-S VA LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
REEP-OFC 410 TOWNSEND CA LLC	(Delaware)
REEP-OFC 410 TOWNSEND LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-2023 PH 5 LLC	(Delaware)	(Name change to Madison-LPP Kernersville GP LLC)
REEP-2023 PH 6 LLC	(Delaware)	(Name change to Madison-LPP Kernersville LP)
REEP-2023 PH 7 LLC	(Delaware)
REEP-2023 PH 8 LLC	(Delaware)	(Name change to Madison-LPP Kernersville QRS, Inc.)
REEP-OFC 600 TOWNSEND CA LLC	(Delaware)
REEP-OFC 600 TOWNSEND LLC	(Delaware)
REEP-OFC 1341 G DC LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-OFC 1030 15NM DC LLC	(Delaware)	(NYLIC: 65%, NYLIAC: 35%)
REEP-OFC 1111 19NW DC LLC	(Delaware)	(NYLIC: 63.83%, NYLIAC: 36.17%)
REEP 220 NW Owner LLC	(Delaware)
REEP-OFC 30 WM IL LLC	(Delaware)	(formed 1.2.2025)
REEP-SS Marshfield LLC	(Delaware)	(formed 1.10.2025)
REEP-LLP Marshfield JV LLC	(Delaware)	(formed 1.10.2025)
REEP-SS Vallejo LLC	(Delaware)	(formed 1.7.2025)
REKA 51M HOLDINGS, LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
Summit Ridge Apartments, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
NYLIC HKP MEMBER LLC	(Delaware)	(NYLIC-MM: 67.974%, NYLIAC-IM: 32.026%)
NYLIC HKP VENTURE LLC	(Delaware)	(51%)
NYLIC HKP REIT LLC	(Delaware)	(51%)
New York Life Funding	(Cayman Islands)[6]
New York Life Global Funding	(Delaware)[6]
Government Energy Savings Trust 2003-A (GEST)	(New York)[7]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[7]
NYLARC Holding Company Inc.	(Arizona)[6]
New York Life Agents Reinsurance Company	(Arizona)[6]
JREP Fund Holdings I, L.P.	(Cayman Islands)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Islands)	(30.3%)
REEP-NYL JAG ACQUISITION CO MEMBER LLC	(Delaware)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-IMPIC OFC PROMINENCE ATLANTA LLC	Delaware
REEP-IMPIC OFC 24th CAMELBACK AZ LLC	Delaware
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust	(Delaware)[7]
Skyhigh SPV Note Issuer 2020 LLC	(Delaware)[7]
Sol Invictus Note Issuer 2021-1 LLC	(Delaware)
Veritas Doctrina Note Issuer SPV LLC	(Delaware)
Fairview Capital Partners, LLC	(Delaware)	(49%)
AC 2023 NMTC Investor, LLC	(Louisiana)	(NYLIC: 79.20%, NYLIAC: 19.80%)
USB NMTC FUND 20223-6, LLC	(Delaware)
NYLIC RLP II, LLC	(Delaware)

(+)
By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.
(*)
Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(†)
New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
1
NYL Cayman Holdings Ltd. owns 15.62%.
2
NYL Worldwide Capital Investment LLC owns 0.002%.
3
NYLIC owns 0.00%, NYLIAC owns 0.00%, and MacKay owns .07% for a total ownership of .07%.
4
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6
Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
7
Control is through financial interest or investment management contract, not ownership of voting interests.

ITEM 33. INDEMNIFICATION
Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.
Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (f)(2)(b) hereto) for the full text of the indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. PRINCIPAL UNDERWRITERS
(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:
NYLIAC Variable Universal Life Separate Account-I
NYLIAC MFA Separate Account-I
NYLIAC MFA Separate Account-II
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-III
NYLIAC Variable Annuity Separate Account-IV
NYLIAC VLI Separate Account
The Mainstay Funds
MainStay Funds Trust
MainStay VP Funds Trust
(b) Management. The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.
Names of Directors & Officers:	Positions & Offices with Underwriter:
Lehneis, Kirk C.	Chairman & Senior Managing Director
Barros, Jose N.	Chief Executive Officer & Manager
Harte, Francis Michael	Senior Managing Director, Manager & Audit Committee Member
Akkerman, John W.	Senior Managing Director, New York Life Investments Institutional Sales
Abramo, Stephen	Senior Managing Director, Field Operations Value Stream - Agency Wholesale
Sabal, Craig A.	Senior Managing Director, NYL Investors Institutional Sales
Taylor, Todd E.	Senior Managing Director, Retail Annuities
Millay, Edward P.	Audit Committee Member (Chairman) & Manager
Gamble, Michael	Managing Director, Institutional Sales
Wickwire, Brian D.	Managing Director, Controller and Chief Operating Officer
Benintende, Jack R.	Managing Director, Index IQ
Bain, Karen A.	Vice President, Tax
Sharrier, Elizabeth A.	Corporate Vice President & Assistant Secretary
Meade, Colleen A.	Associate General Counsel & Secretary
Misra, Manali S.	Assistant General Counsel & Assistant Secretary
Andreola, Michael	Director, Compliance and Sales Material Review
Howard, Linda M.	Director, Chief Compliance Officer, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer, & Treasurer
Long, Harry S.	Director, Insurance Solutions - Retail Life
(c) Compensation from the Registrant.
Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-
ITEM 35. LOCATION OF ACCOUNTS AND RECORDS
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by New York Life Insurance Company at its home office, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, State Street Bank, 2323 Grand Blvd, 5th Floor, Kansas City, MO 64108; and New York Life Insurance Company, Fry Wagner Storage Facility, 15850 Santa Fe Trail Drive, Lenexa, KS 66219.

ITEM 36. MANAGEMENT SERVICES.
Not applicable.
ITEM 37. FEE REPRESENTATION.
New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Corporate Executive Variable Universal Life Plus Policies in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES
Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on April 14, 2025.
NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT–I (Registrant)
By:	/s/ Janis C. Rubin Name: Janis C. Rubin Title: Vice President
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)
By:	/s/ Janis C. Rubin Name: Janis C. Rubin Title: Vice President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Craig L. DeSanto*	Chairman of the Board, Chief Executive Officer, President & Director (Principal Executive Officer)
Eric M. Feldstein*	Director & Chief Financial Officer (Principal Financial Officer)
Robert M. Gardner*	Director (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Jodi L. Kravitz*	Director
Anthony R. Malloy*	Director
Michael K. McDonnell*	Director
Amy Miller*	Director

By:	/s/ Janis C. Rubin Janis C. Rubin Attorney-in-Fact
April 14, 2025

*
Pursuant to Powers of Attorney - Filed herewith.

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
(j)(1)	Powers of Attorney
(k)(1)	Opinion and Consent of Charles A. Whites, Jr., Esq.
(n)(1)	Consent of PricewaterhouseCoopers LLP